As filed with the Securities and Exchange Commission on January 27, 2000

                                                Securities Act File No. 333-
                                        Investment Company Act File No. 811-5576
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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              -------------------

                                    FORM N-14
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                              -------------------

|_|                        Pre-Effective Amendment No.
|_|                        Post-Effective Amendment No.
                        (Check appropriate box or boxes)

                              -------------------

                   Merrill Lynch Global Allocation Fund, Inc.
               (Exact Name of Registrant as Specified in Charter)

                              -------------------

                                 (609) 282-2800
                        (Area Code and Telephone Number)

                              -------------------

                             800 Scudders Mill Road
                          Plainsboro, New Jersey 08536
                    (Address of Principal Executive Offices:
                     Number, Street, City, State, Zip Code)

                              -------------------

                                 Terry K. Glenn
                   Merrill Lynch Global Allocation Fund, Inc.
              800 Scudders Mill Road, Plainsboro, New Jersey 08536
                                Mailing Address:
                 P.O. Box 9011, Princeton, New Jersey 08543-9011
                     (Name and Address of Agent for Service)

                              -------------------

                                   Copies to:
  FRANK P. BRUNO, ESQ.                             MICHAEL J. HENNEWINKEL, ESQ.
    Brown & Wood LLP                              Merrill Lynch Asset Management
 One World Trade Center                               800 Scudders Mill Road
New York, NY  10048-0557                             Plainsboro, NJ 08543-9011

                              -------------------

      Approximate Date of Proposed Public Offering: As soon as practicable after the Registration Statement becomes effective under the Securities Act of 1933.

      Title of Securities Being Registered: Common Stock, Par Value $.10 per share. No filing fee is required because of reliance on Section 24(f) under the Investment Company Act of 1940, as amended.

                              -------------------

      The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

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                    MERRILL LYNCH ASSET BUILDER PROGRAM, INC.
                      MERRILL LYNCH ASSET GROWTH FUND, INC.
                      MERRILL LYNCH ASSET INCOME FUND, INC.
                                  P.O. Box 9011
                        Princeton, New Jersey 08543-9011

                               -------------------

                   NOTICE OF SPECIAL MEETINGS OF STOCKHOLDERS

                               -------------------

                          To Be Held On April 26, 2000

TO THE STOCKHOLDERS OF
      MERRILL LYNCH ASSET BUILDER PROGRAM, INC.
      holding shares of The Global Opportunity Portfolio
      MERRILL LYNCH ASSET GROWTH FUND, INC.
      MERRILL LYNCH ASSET INCOME FUND, INC.

      NOTICE IS HEREBY GIVEN that special meetings of stockholders (the "Meetings") of the Global Opportunity Portfolio ("Global Opportunity") of Merrill Lynch Asset Builder Program, Inc. ("Asset Builder"), Merrill Lynch Asset Growth Fund, Inc. ("Asset Growth") and Merrill Lynch Asset Income Fund, Inc. ("Asset Income") will be held at the offices of Merrill Lynch Asset Management, L.P., 800 Scudders Mill Road, Plainsboro, New Jersey on Wednesday, April 26,
2000, at      Eastern Time (for Asset Builder),       Eastern time (for Asset
Growth), and      Eastern time (for Asset Income), for the following purposes:

      (1) To approve or disapprove an Agreement and Plan of Reorganization (the "Agreement and Plan") providing for the acquisition of substantially all of the assets of Asset Growth, Asset Income and Global Opportunity, a portfolio of Asset Builder, by Merrill Lynch Global Allocation Fund, Inc. ("Global Allocation"), and the assumption of substantially all of the liabilities of Global Opportunity, Asset Growth and Asset Income by Global Allocation, in exchange solely for an equal aggregate value of shares of Global Allocation. The Agreement and Plan also provides for distribution of such shares of Global Allocation to stockholders of Global Opportunity, Asset Growth and Asset Income. A vote in favor of this proposal by the stockholders of Global Opportunity, Asset Growth or Asset Income will constitute a vote in favor of (i) the acquisition by Global Allocation of substantially all of the assets of, and the assumption of substantially all of the liabilities of, that Fund in exchange for newly-issued shares of common stock of Global Allocation having an aggregate net asset value equal to the aggregate net asset value of the common stock of that Acquired Fund; (ii) the distribution, on a proportionate basis, of shares of Global Allocation common stock received by such Fund to its common stockholders; and (iii) with respect to Asset Income or Asset Growth, the deregistration and dissolution of such Fund, and with respect to Global Opportunity, the termination by Asset Builder of Global Opportunity as a series of Asset Builder.

      (2) To transact such other business as properly may come before the Meeting or any adjournment thereof. The Boards of Directors of Asset Builder, Asset Growth and Asset Income have fixed the close of business on March 15, 2000 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Meetings or any adjournment thereof.

      A complete list of the stockholders of Global Opportunity, Asset Growth and Asset Income entitled to vote at the Meetings will be available and open to the examination of any stockholders of Global Opportunity, Asset Growth and Asset Income, respectively, for any purpose germane to the Meetings during ordinary business hours from and after April 12, 2000 at the offices of Asset Builder, Asset Growth and Asset Income, 800 Scudders Mill Road, Plainsboro, New Jersey.

      You are cordially invited to attend the Meetings. Stockholders who do not expect to attend the Meetings in person are requested to complete, date and sign the enclosed form of proxy and return it promptly in the envelope provided for that purpose. The enclosed proxy is being solicited on behalf of the Boards of Directors of Asset Builder, Asset Growth and Asset Income.

                                     By Order of the Boards of Directors,

                                     BARBARA G. FRASER
                                     Secretary
                                       Merrill Lynch Asset Builder Program, Inc.
                                       Merrill Lynch Asset Growth Fund, Inc.
                                       Merrill Lynch Asset Income Fund, Inc.

Plainsboro, New Jersey
Dated:

The information in this prospectus is not complete and may be changed. We may not use this prospectus to sell securities until the registration statement containing this prospectus, which has been filed with the Securities and Exchange Commission, is effective. This prospectus is not an offer to sell these securities and is not soliciting an offer to but these securities in any state where the offer or sale is not permitted.

                              SUBJECT TO COMPLETION
        PRELIMINARY PROXY STATEMENT AND PROSPECTUS DATED JANUARY 27, 2000

                            JOINT PROXY STATEMENT OF
                      MERRILL LYNCH ASSET GROWTH FUND, INC.
                      MERRILL LYNCH ASSET INCOME FUND, INC.
                    MERRILL LYNCH ASSET BUILDER PROGRAM, INC.
                                AND PROSPECTUS OF
                   MERRILL LYNCH GLOBAL ALLOCATION FUND, INC.
                 P.O. Box 9011, Princeton, New Jersey 08543-9011
                                 (609) 282-2800

                               -------------------

                       SPECIAL MEETINGS OF STOCKHOLDERS OF
                      MERRILL LYNCH ASSET GROWTH FUND, INC.
                      MERRILL LYNCH ASSET INCOME FUND, INC.
                       THE GLOBAL OPPORTUNITY PORTFOLIO OF
                    MERRILL LYNCH ASSET BUILDER PROGRAM, INC.

                               -------------------

                                 April 26, 2000

      This Joint Proxy Statement and Prospectus is furnished in connection with the solicitation of proxies on behalf of the Boards of Directors of Merrill Lynch Asset Builder Program, Inc. ("Asset Builder"), with respect to the Global Opportunity Portfolio ("Global Opportunity"), Merrill Lynch Asset Growth Fund, Inc. ("Asset Growth") and Merrill Lynch Asset Income Fund, Inc. ("Asset Income," and together with Global Opportunity and Asset Growth, the "Acquired Funds"), all Maryland corporations, for use at the Special Meetings of Stockholders of Asset Growth, Asset Income and Global Opportunity, a portfolio of Asset Builder, (the "Meetings"). The Meetings were called so that the stockholders of each Acquired Fund could approve or disapprove the proposed reorganization of that Acquired Fund whereby Merrill Lynch Global Allocation Fund, Inc., a Maryland corporation ("Global Allocation"), will acquire substantially all of the assets, and will assume substantially all of the liabilities, of the Acquired Fund, in exchange solely for an equal aggregate value of newly-issued shares of Global Allocation (each a "Reorganization"). With respect to each Acquired Fund, immediately upon the receipt by Global Allocation of the assets of an Acquired Fund and the assumption by Global Allocation of the liabilities of that Acquired Fund, the Acquired Fund will distribute the shares of Global Allocation received in the Reorganization to its stockholders. Thereafter, Asset Growth and Asset Income will terminate their respective registrations under the Investment Company Act of 1940, as amended (the "Investment Company Act") and will dissolve in accordance with the laws of the State of Maryland, and Asset Builder will terminate Global Opportunity as a series of Asset Builder.

      In each Reorganization, holders of shares in the Acquired Fund will receive shares of that class of Global Allocation having the same letter designation (i.e., Class A, Class B, Class C or Class D) (the "Corresponding Shares"), as the shares of the Acquired Fund held by them immediately prior to the Reorganization. Each class of shares of Global Opportunity, Global Allocation and Asset Growth have the same distribution fees, account maintenance fees, and sales charges (including contingent deferred sales charges ("CDSCs")), if any. The initial sales charges and distribution fees of the classes of shares of Asset Income are lower than these charges with respect to the same class of shares of Global Allocation. After the Reorganization involving Asset Income, Class B and Class C stockholders of Asset Income will hold Corresponding Shares of Global Allocation with higher ongoing distribution fees. See "Summary--Pro Forma Fee Tables." The aggregate net asset value of the Corresponding Shares of Global Allocation to be issued to the stockholders of Global Opportunity, Asset Growth and Asset Income will equal the aggregate net asset value of the outstanding shares of Global Opportunity, Asset Growth and Asset Income, respectively. Global Opportunity, Asset Growth, Asset Income and Global Allocation sometimes are referred to herein collectively as the "Funds" and individually as a "Fund," as the context requires. The Fund resulting from the Reorganization is sometimes referred to herein as the "Combined Fund."

                                                (continued on following page...)

                          ----------------------------

  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
      EXCHANGE COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION
       PASSED UPON THE ACCURACY OR ADEQUACY OF THIS JOINT PROXY STATEMENT
             AND PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A
                               CRIMINAL OFFENSE.

                          ----------------------------

   The date of this Joint Proxy Statement and Prospectus is           , 2000.

      This Joint Proxy Statement and Prospectus serves as a prospectus of Global Allocation under the Securities Act of 1933, as amended (the "Securities Act"), in connection with the issuance of shares of Global Allocation pursuant to the terms of the Reorganization.

      Asset Builder, Asset Growth and Global Allocation are open-end management investment companies with similar, although not identical, investment objectives. Global Allocation, Asset Growth and Global Opportunity seek to provide stockholders with high total investment income (i.e., the combination of capital appreciation and investment income) utilizing U.S. and foreign equity, debt and money market securities. Asset Income seeks a high level of current income and, secondarily, capital appreciation by investing in U.S. and foreign debt, equity and money market securities. Global Allocation, Asset Growth, and Asset Income are non-diversified investment companies. Global Opportunity is a diversified investment company.

      The current prospectus relating to Global Allocation, dated [ ], 2000 (the "Global Allocation Prospectus") accompanies this Proxy Statement and Prospectus and is incorporated herein by reference. The Annual Report to Stockholders of Global Allocation for the year ended October 31, 1999 also accompanies this Proxy Statement and Prospectus. A statement of additional information relating to Global Allocation, dated [ ], 2000 (the "Global Allocation Statement"), a prospectus and statement of additional information relating to Asset Builder, each dated June 1, 1999 (the "Asset Builder Prospectus" and "Asset Builder Statement"), a prospectus and statement of additional information relating to Asset Growth, each dated December 7, 1999 (the "Asset Growth Prospectus" and "Asset Growth Statement") and a prospectus and statement of additional information relating to Asset Income (the "Asset Income Prospectus" and "Asset Income Statement"), each dated April 30, 1999 have been filed with the Securities and Exchange Commission (the "Commission"). Such documents may be obtained, without charge, by writing each of the Funds at the address above, or by calling 1-800-456-4587, ext. 123.

      This Joint Proxy Statement and Prospectus sets forth concisely the information about Global Allocation that stockholders of Global Opportunity, Asset Growth and Asset Income should know before considering the Reorganization and should be retained for future reference. Asset Builder, Asset Growth and Asset Income have authorized the solicitation of proxies in connection with the Reorganization solely on the basis of this Proxy Statement and Prospectus and the accompanying documents.

      A statement of additional information relating to the Reorganization (the "Statement of Additional Information") is on file with the Commission. It is available from Global Allocation without charge, upon oral request by calling the toll free telephone number set forth above or upon written request by writing Global Allocation at its principal executive offices. The Statement of
Additional  Information,  dated       , is  incorporated  by reference into this
Joint Proxy Statement and Prospectus.

      The address of the principal  executive  offices of Asset  Builder,  Asset
Growth,   Asset  Income  and  Global  Allocation  is  800  Scudders  Mill  Road,
Plainsboro, New Jersey 08536, and the telephone number is (609) 282-2800.

                                TABLE OF CONTENTS

                                                                            Page
INTRODUCTION ..............................................................    4

SUMMARY ...................................................................    4
   The Reorganization .....................................................    4
   Pro Forma Fee Tables ...................................................    5

RISK FACTORS AND SPECIAL CONSIDERATIONS ...................................   14

COMPARISON OF THE FUNDS ...................................................   17
   Financial Highlights ...................................................   17
   Investment Objectives and Policies .....................................   33
   A Note About Year 2000 .................................................   36
   Other Investment Policies ..............................................   36
   Information Regarding Futures And Options Transactions .................   37
   Investment Restrictions ................................................   37
   Management .............................................................   37
   Compensation of Directors ..............................................   38
   Purchase of Shares .....................................................   39
   Redemption of Shares ...................................................   39
   Performance ............................................................   39
   Stockholder Rights .....................................................   41
   Dividends ..............................................................   41
   Automatic Dividend Reinvestment Plan ...................................   41
   Tax Information ........................................................   41
   Portfolio Transactions .................................................   41
   Portfolio Turnover .....................................................   41
   Additional Information .................................................   42

THE REORGANIZATION ........................................................   43
   General ................................................................   43
   Procedure ..............................................................   43
   Terms of the Agreement and Plan ........................................   44
   Potential Benefits to Stockholders of the
     Funds as a Result of the Reorganization ..............................   45
   Tax Consequences of the Reorganization .................................   46
   Capitalization .........................................................   46

INFORMATION CONCERNING THE SPECIAL MEETINGS ...............................   47
   Date, Time and Place of Meetings .......................................   47
   Solicitation, Revocation and Use of Proxies ............................   47
   Record Date and Outstanding Shares .....................................   48
   Security Ownership of Certain Beneficial Owners and
     Management of Global Opportunity, Asset Growth, Asset
     Income and Global Allocation .........................................   48
   Voting Rights and Required Vote ........................................   50

ADDITIONAL INFORMATION ....................................................   51

LEGAL PROCEEDINGS .........................................................   51

LEGAL OPINIONS ............................................................   52

EXPERTS ...................................................................   52

STOCKHOLDER PROPOSALS .....................................................   52

EXHIBIT I  AGREEMENT AND PLAN OF REORGANIZATION ...........................  I-1

                                  INTRODUCTION

      This Joint Proxy Statement and Prospectus is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Asset Builder with respect to the stockholders of Global Opportunity, and the Boards of Directors of Asset Growth and Asset Income for use at the Meetings to be held at the offices of Merrill Lynch Asset Management, L.P. ("MLAM"), 800 Scudders Mill Road, Plainsboro, New Jersey on Wednesday, April 26, 2000, at Eastern time (for Asset Builder), Eastern time (for Asset Growth) and Eastern time (for Asset Income). The mailing address for Asset Builder, Asset Growth and Asset Income is P.O. Box 9011, Princeton, New Jersey 08543-9011. The approximate mailing date of this Proxy Statement and Prospectus is March 24, 2000.

      Any person giving a proxy may revoke it at any time prior to its exercise by executing a superseding proxy, by giving written notice of the revocation to the Secretary of Asset Builder, Asset Growth or Asset Income, at the address indicated above, or by voting in person at the Meetings. All properly executed proxies received prior to the Meetings will be voted at the Meetings in accordance with the instructions marked thereon or otherwise as provided therein. Unless instructions to the contrary are marked, properly executed proxies of an Acquired Fund will be voted "FOR" the proposal to approve the Agreement and Plan of Reorganization between that Acquired Fund and Global Allocation (the "Agreement and Plan").

      Each Acquired Fund will vote on the Agreement and Plan separately from the other Acquired Funds. Approval of the Agreement and Plan with respect to the Acquired Fund will require the affirmative vote of stockholders of that Acquired Fund representing a majority of the total number of votes entitled to be cast thereon by the stockholders of that Acquired Fund. Stockholders of each Acquired Fund will vote as a single class on the proposal to approve the Agreement and Plan. See "Information Concerning the Special Meetings." If the Agreement and Plan of Reorganization is approved by the stockholders of one or more Acquired Funds, the Reorganization will take place with respect to any Acquired Fund whose stockholders have approved it.

      The Boards of Directors of Asset Builder, Asset Growth and Asset Income know of no business other than that discussed above which will be presented for consideration at the Meetings. If any other matter is properly presented, it is the intention of the persons named in the enclosed proxies to vote in accordance with their best judgment.

                                     SUMMARY

      The following is a summary of certain information contained elsewhere in this Joint Proxy Statement and Prospectus (including documents incorporated by reference) and is qualified in its entirety by reference to the more complete information contained in this Joint Proxy Statement and Prospectus and in the Agreement and Plan, attached hereto as Exhibit I.

      In this Joint Proxy Statement and Prospectus, the term "Reorganization" refers individually with respect to an Acquired Fund or collectively, as the context requires, to the acquisition of substantially all of the assets and the assumption of substantially all of the liabilities of Global Opportunity, Asset Growth and Asset Income by Global Allocation in exchange for the Corresponding Shares and the subsequent distribution of Corresponding Shares of Global Allocation to the stockholders of Global Opportunity, Asset Growth and Asset Income.

The Reorganization

      At meetings of the Boards of Directors of Asset Builder, Asset Growth and Asset Income held on January 12, 2000, the Board of Directors of each Acquired Fund approved the proposal that Global Allocation acquire substantially all of the assets, and assume substantially all of the liabilities of that Acquired Fund in exchange solely for shares of Global Allocation that would thereafter be distributed to the stockholders of that Acquired Fund.

      Based upon their evaluation of all relevant information, the Directors of Asset Builder, Asset Growth and Asset Income have determined that the Reorganization will potentially benefit the stockholders of Global Opportunity, Asset Growth and Asset Income. Specifically, the Directors considered that, after the Reorganization, stockholders of the Acquired Funds will remain invested in an open-end fund with a substantially larger net asset value. As part of a larger fund (as of November 30, 1999 the net assets of Global Allocation were approximately $7 billion), stockholders of the Acquired Funds are likely to benefit from reduced overall operating expenses (on a pro forma basis) as a result of certain economies of scale expected after the Reorganization. See "Summary--Pro Forma Fee Tables."

      The Boards of Directors of Asset Builder, Asset Growth and Asset Income, including all of the Directors who are not "interested persons," as defined in the Investment Company Act, have determined that the Reorganization is in the best interests of Global Opportunity, Asset Growth and Asset Income. In addition, since the Corresponding Shares will be issued at net asset value and the shares of each Acquired Fund will be valued at net asset value for the purposes of the exchange by the stockholders of that Acquired Fund of such shares for the Corresponding Shares, the interests of existing stockholders of the Acquired Funds will not be diluted as a result of effecting the Reorganization.

      If all of the requisite approvals are obtained, it is anticipated that the Reorganizations will occur as soon as practicable after such approval, provided that Asset Builder, Asset Growth, Asset Income and Global Allocation have obtained prior to that time either (a) a favorable private letter ruling from the Internal Revenue Service (the "IRS") or (b) an opinion of counsel concerning the tax consequences of the Reorganization as set forth in the Agreement and Plan. The Agreement and Plan may be terminated as to any Acquired Fund and the Reorganization involving that Acquired Fund may be abandoned, whether before or after approval by the stockholders of such Acquired Fund, at any time prior to the Exchange Date (as defined below), (i) by consent of the Board of Directors of an Acquired Fund, if any condition to the obligations of such Acquired Fund has not been fulfilled or waived by such Board; or (ii) by the Board of
Directors of Global Allocation if any condition to Global Allocation's obligations has not been fulfilled or waived by such Board.

Pro Forma Fee Tables

   Pro Forma Fee Table for Class A Stockholders of Asset Income, Asset Growth,
      Global Opportunity, Global Allocation and Pro Forma Global Allocation
                       as of November 30, 1999 (unaudited)

                                                                             Class A Shares
                                                        --------------------------------------------------------
                                                                          Actual
                                                        --------------------------------------------  Pro Forma
                                                          Asset      Asset     Global       Global      Global
                                                         Income     Growth   Opportunity  Allocation  Allocation
                                                        --------    ------   -----------  ----------  ----------
Stockholder Fees (fees paid directly from a
  stockholder's investment)(a):
  Maximum Sales Charge (Load) imposed on
    purchases (as a percentage of
    offering price) .................................    4.00%(c)   5.25%(c)   5.25%(c)    5.25%(c)    5.25%(c)
  Maximum Deferred Sales Charge (Load)
    (as a percentage of original
    purchase price or redemption proceeds,
    whichever is lower) .............................     None(d)    None(d)    None(d)     None(d)     None(d)


  Maximum Sales Charge (Load) Imposed on
    Dividend Reinvestments ..........................     None       None       None        None        None
  Redemption Fee ....................................     None       None       None        None        None
  Exchange Fee ......................................     None       None       None        None        None
Annual Fund Operating Expenses
  (expenses that are deducted from
  Fund assets):
  Management Fees ...................................    0.75%      0.75%      0.75%       0.75%       0.75%
  Distribution and/or Service (12b-1) Fees(e) .......     None       None       None        None        None
  Other Expenses (including transfer
    agency fees) (f) ................................    3.24%      4.23%      0.94%       0.22%       0.22%
                                                         -----      -----      -----       -----       -----
  Total Annual Fund Operating Expenses(g) ...........    3.99%      4.98%      1.69%       0.97%       0.97%
                                                         =====      =====      =====       =====       =====

-------------
See footnotes on page 7

   Pro Forma Fee Table for Class B Stockholders of Asset Income, Asset Growth,
     Global Opportunity, Global Allocation and Pro Forma Global Allocation
                      as of November 30, 1999 (unaudited)

                                                                            Class B Shares(b)
                                                        --------------------------------------------------------
                                                                          Actual
                                                        --------------------------------------------  Pro Forma
                                                          Asset      Asset     Global       Global      Global
                                                         Income     Growth   Opportunity  Allocation  Allocation
                                                        --------    ------   -----------  ----------  ----------
Stockholder Fees (fees paid directly from a
  stockholder's investment)(a):
  Maximum Sales Charge (Load) imposed on
    purchases (as a percentage of
    offering price) .................................     None       None        None       None        None
  Maximum Deferred Sales Charge (Load)
    (as a percentage of original
    purchase price or redemption proceeds,
    whichever is lower) .............................     4.0%(c)    4.0%(c)     4.0%(c)    4.0%(c)     4.0%(c)
  Maximum Sales Charge (Load) Imposed on
    Dividend Reinvestments ..........................     None       None        None       None        None
  Redemption Fee ....................................     None       None        None       None        None
  Exchange Fee ......................................     None       None        None       None        None
Annual Fund Operating Expenses (expenses that
  are deducted from Fund assets):
  Management Fees ...................................    0.75%      0.75%       0.75%      0.75%       0.75%
  Distribution and/or Service (12b-1) Fees(e) .......    0.75%      1.00%       1.00%      1.00%       1.00%
  Other Expenses (including transfer
    agency fees)(f) .................................    3.24%      4.23%       0.94%      0.22%       0.22%
                                                         -----      -----       -----      -----       -----
  Total Annual Fund Operating Expenses(g) ...........    4.74%      5.98%       2.69%      1.97%       1.97%
                                                         =====      =====       =====      =====       =====

  Pro Forma Fee Table for Class C Stockholders of Asset Income, Asset Growth,
     Global Opportunity, Global Allocation and Pro Forma Global Allocation
                      as of November 30, 1999 (unaudited)

                                                                             Class C Shares
                                                        --------------------------------------------------------
                                                                          Actual
                                                        --------------------------------------------  Pro Forma
                                                          Asset      Asset     Global       Global      Global
                                                         Income     Growth   Opportunity  Allocation  Allocation
                                                        --------    ------   -----------  ----------  ----------
Stockholder Fees (fees paid directly from a
  stockholder's investment)(a):
  Maximum Sales Charge (Load) imposed on
    purchases (as a percentage of
    offering price) .................................     None       None       None        None        None
  Maximum Deferred Sales Charge (Load)
    (as a percentage of original
    purchase price or redemption proceeds,
    whichever is lower) .............................     1.0%(c)    1.0%(c)    1.0%(c)     1.0%(c)     1.0%(c)
  Maximum Sales Charge (Load) Imposed on
    Dividend Reinvestments ..........................     None       None       None        None        None
  Redemption Fee ....................................     None       None       None        None        None
  Exchange Fee ......................................     None       None       None        None        None
Annual Fund Operating Expenses (expenses
  that are deducted from Fund assets):
  Management Fees ...................................    0.75%      0.75%      0.75%       0.75%       0.75%
  Distribution and/or Service (12b-1) Fees(e) .......    0.80%      1.00%      1.00%       1.00%       1.00%
  Other Expenses (including transfer
    agency fees)(f) .................................    3.24%      4.23%      0.94%       0.22%       0.22%
                                                         -----      -----      -----       -----       -----
Total Annual Fund Operating Expenses(g) .............    4.79%      5.98%      2.69%       1.97%       1.97%
                                                         =====      =====      =====       =====       =====

-------------
See footnotes on next page

   Pro Forma Fee Table for Class D Stockholders of Asset Income, Asset Growth,
      Global Opportunity, Global Allocation and ProForma Global Allocation
                       as of November 30, 1999 (unaudited)

                                                                             Class D Shares
                                                        --------------------------------------------------------
                                                                          Actual
                                                        --------------------------------------------  Pro Forma
                                                          Asset      Asset     Global       Global      Global
                                                         Income     Growth   Opportunity  Allocation  Allocation
                                                        --------    ------   -----------  ----------  ----------
Stockholder Fees (fees paid directly from a
  stockholder's investment)(a):
  Maximum Sales Charge (Load) imposed on
    purchases (as a percentage of
    offering price) .................................    4.00%(c)   5.25%(c)   5.25%(c)    5.25%(c)    5.25%(c)
  Maximum Deferred Sales Charge (Load)
    (as a percentage of original
    purchase price or redemption proceeds,
    whichever is lower) .............................     None(d)    None(d)    None(d)     None(d)     None(d)
  Maximum Sales Charge (Load) Imposed on
    Dividend Reinvestments ..........................     None       None        None       None        None
  Redemption Fee ....................................     None       None        None       None        None
  Exchange Fee ......................................     None       None        None       None        None
Annual Fund Operating Expenses (expenses that
  are deducted from Fund assets):
  Management Fees ...................................    0.75%      0.75%       0.75%      0.75%       0.75%
  Distribution and/or Service (12b-1) Fees(e) .......    0.25%      0.25%       0.25%      0.25%       0.25%
  Other Expenses (including transfer
    agency fees)(f) .................................    3.24%      4.23%       0.94%      0.22%       0.22%
                                                         -----      -----       -----      -----       -----
  Total Annual Fund Operating Expenses(g) ...........    4.24%      5.23%       1.94%      1.22%       1.22%
                                                         =====      =====       =====      =====       =====

-----------
(a) In addition, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") may charge clients a processing fee (currently $5.35) when a client buys or sells shares.
(b) Class B shares of Asset Growth, Global Opportunity and Global Allocation automatically convert to Class D shares about eight years after initial purchase. Class B shares of Asset Income automatically convert to Class D shares about ten years after initial purchase. After the Reorganization, Asset Income Class B stockholders will be subject to the shorter eight year conversion period. After such conversion, such shares will be subject to the same lower distribution fees as are payable by Pro Forma Global Allocation Class D stockholders.
(c) Some investors may qualify for reductions in the sales charge (load). See "Comparison of the Funds -- Purchase of Shares."
(d) A stockholder may pay a deferred sales charge if such stockholder purchases $1 million or more and redeems within one year.
(e) The Funds call the "Service Fee" an "Account Maintenance Fee." Account Maintenance Fee is the term used in the Prospectuses of the Funds and all other Fund materials. If a stockholder holds Class B or Class C shares for a long time, it may cost that stockholder more in distribution (12b-1) fees than the maximum sales charge that such stockholder would have paid if he or she had bought one of the other classes.
(f) The Funds pay the Transfer Agent $11.00 for each Class A and Class D stockholder account and $14.00 for each Class B and Class C stockholder account and reimburse the Transfer Agent's out-of-pocket expenses. The Funds pay a 0.10% fee for certain accounts that participate in the Merrill Lynch Mutual Fund Advisor program. The Funds also pay a $0.20 monthly closed account charge, which is assessed upon all accounts that close during the year. This fee begins the month following the month the account is closed and ends at the end of the calendar year. For the fiscal year ended October 31, 1999, Global Allocation paid the Transfer Agent fees totaling $14,822,335, for the fiscal year ended December 31, 1998, Asset Income paid the Transfer Agent fees totaling $19,204, for the fiscal year ended August 31, 1999, Asset Growth paid the Transfer Agent fees totaling $35,761 and for the fiscal year ended January 31, 1999, Global Opportunity paid the Transfer Agent fees totaling $393,308. MLAM provides accounting services to the Funds at cost. For the fiscal year ended October 31, 1999, Global Allocation reimbursed MLAM $582,004 for these services, for the fiscal year ended December 31, 1998 Asset Income reimbursed MLAM $55,769 for these services, for the fiscal year ended August 31, 1999, Asset Growth reimbursed MLAM $60,879 for these services and for the fiscal year ended January 31, 1999 Global Opportunity reimbursed MLAM $52,604 for these services.
(g) Global Allocation has agreed to pay, and Pro Forma Global Allocation will pay, MLAM a fee at the annual rate of 0.75% of average daily net assets. MLAM has agreed to waive a portion of its fee so that MLAM will receive a fee equal to 0.75% of the average daily net assets for the first $2.5 billion; 0.70% of the average daily net assets from $2.5 billion to $5.0 billion; 0.65% of the average daily net assets from $5.0 billion to $7.5 billion; 0.625% of the average daily net assets from $7.5 billion to $10 billion; and 0.60% of the average daily net assets above $10 billion. MLAM may discontinue or reduce this waiver of fees at any time without notice. As of November 30, 1999, the management fee (reflecting the fee waiver) is equal to 0.70% of the Fund's net assets. With such fee waiver in effect, the Total Annual Fund Operating Expenses for each class for Global Allocation and Pro Forma Global Allocation was .92% Class A, 1.92%, Class B, 1.92% Class C and 1.17% Class D. MLAM voluntarily waived the entire management fee payable by Asset Growth for the fiscal year ended August 31, 1999 and by Asset Income for the fiscal year ended December 31, 1999 and reimbursed Asset Income for a portion of its expenses. With such fee waiver in effect, as of November 30, 1999, the Total Annual Fund Operating Expenses for each class of shares of Asset Growth was 4.23% Class A, 5.23% Class B, 5.23% Class C, and 4.48% Class D, and the Total Annual Fund Operating Expenses for each class of shares of Asset Income was 0.50% Class A, 1.25% Class B, 1.30% Class C, and 0.75% Class D.

EXAMPLES:

      These examples assume that you invest $10,000 in the relevant Fund for the time periods indicated, that your investment has a 5% return each year, that you pay the sales charges, if any, that apply to the particular class and that the Fund's operating expenses remain the same. This assumption is not meant to indicate you will receive a 5% annual rate of return. Your annual return may be more or less than the 5% used in these examples. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

EXPENSES IF YOU DID REDEEM YOUR SHARES:**
                ---


                                                     1 Year         3 Years       5 Years        10 Years
----------------------------------------------------------------------------------------------------------
  Class A
----------------------------------------------------------------------------------------------------------
         Asset Income                                $785           $1,567        $2,364         $4,430
         Asset Growth                                $997           $1,941        $2,885         $5,248
         Global Opportunity                          $688           $1,030        $1,395         $2,418
         Global Allocation                           $619           $818          $1,033         $1,652
         Pro Forma Global Allocation+                $619           $818          $1,033         $1,652
----------------------------------------------------------------------------------------------------------
  Class B
----------------------------------------------------------------------------------------------------------
         Asset Income                                $875           $1,628        $2,385         $4,802
         Asset Growth                                $995           $1,968        $2,918         $5,565*
         Global Opportunity                          $672           $1,035        $1,425         $2,841*
         Global Allocation                           $600           $818          $1,062         $2,102*
         Pro Forma Global Allocation+                $600           $818          $1,062         $2,102*
----------------------------------------------------------------------------------------------------------
  Class C
----------------------------------------------------------------------------------------------------------

         Asset Income                                $580           $1,442        $2,408         $4,841
         Asset Growth                                $695           $1,768        $2,918         $5,695
         Global Opportunity                          $372           $835          $1,425         $3,022
         Global Allocation                           $300           $618          $1,062         $2,296
         Pro Forma Global Allocation+                $300           $618          $1,062         $2,296
----------------------------------------------------------------------------------------------------------
  Class D
----------------------------------------------------------------------------------------------------------
         Asset Income                                $809           $1,635        $2,474         $4,628
         Asset Growth                                $1,020         $2,007        $2,989         $5,424
         Global Opportunity                          $712           $1,102        $1,517         $2,670
         Global Allocation                           $643           $892          $1,160         $1,925
         Pro Forma Global Allocation+                $643           $892          $1,160         $1,925

-----------
 + Assuming the Reorganization had taken place on November 30, 1999.
 * Assumes conversion of Class B shares to Class D shares approximately eight years after initial purchase in the case of Asset Growth, Global Opportunity and Global Allocation. Class B shares of Asset Income convert to Class D shares approximately ten years after purchase.
** Assuming no fee waivers.

EXPENSES IF YOU DID NOT REDEEM YOUR SHARES:**
                -------


                                                     1 Year         3 Years       5 Years        10 Years
---------------------------------------------------------------------------------------------------------
  Class A
---------------------------------------------------------------------------------------------------------
         Asset Income                                $785           $1,567        $2,364         $4,430
         Asset Growth                                $997           $1,941        $2,885         $5,248
         Global Opportunity                          $688           $1,030        $1,395         $2,418
         Global Allocation                           $619           $818          $1,033         $1,652
         Pro Forma Global Allocation+                $619           $818          $1,033         $1,652
---------------------------------------------------------------------------------------------------------
  Class B
---------------------------------------------------------------------------------------------------------
         Asset Income                                $475           $1,428        $2,385         $4,802
         Asset Growth                                $595           $1,768        $2,918         $5,565*
         Global Opportunity                          $272           $835          $1,425         $2,841*
         Global Allocation                           $200           $618          $1,062         $2,102*
         Pro Forma Global Allocation+                $200           $618          $1,062         $2,102*
---------------------------------------------------------------------------------------------------------
  Class C
---------------------------------------------------------------------------------------------------------
         Asset Income                                $480           $1,442        $2,408         $4,841
         Asset Growth                                $595           $1,768        $2,918         $5,695
         Global Opportunity                          $272           $835          $1,425         $3,022
         Global Allocation                           $200           $618          $1,062         $2,296
         Pro Forma Global Allocation+                $200           $618          $1,062         $2,296
---------------------------------------------------------------------------------------------------------
  Class D
---------------------------------------------------------------------------------------------------------
         Asset Income                                $809           $1,635        $2,474         $4,628
         Asset Growth                                $1,020         $2,007        $2,989         $5,424
         Global Opportunity                          $712           $1,102        $1,517         $2,670
         Global Allocation                           $643           $892          $1,160         $1,925
         Pro Forma Global Allocation+                $643           $892          $1,160         $1,925

------------
 + Assuming the Reorganization had taken place on November 30, 1999.
 * Assumes conversion of Class B shares to Class D shares approximately eight years after purchase in the case of Asset Growth, Global Opportunity and Global Allocation. Class B shares of Asset Income convert to Class D shares approximately ten years after purchase.
** Assuming no fee waivers.

      The foregoing Fee Tables are intended to assist investors in understanding the costs and expenses that a stockholder of Global Opportunity, Asset Growth, Asset Income or Global Allocation will bear directly or indirectly as compared to the costs and expenses that would be borne by such investors taking into account the Reorganization. The Examples set forth above assume reinvestment of all dividends and distributions and utilize a 5% annual rate of return as mandated by Commission regulations. The Examples should not be considered a representation of past or future expenses or annual rates of return, and actual expenses or annual rates of return may be more or less than those assumed for purposes of the Examples. See "Summary," "Comparison of the Funds--Management," "--Purchase of Shares," "--Redemption of Shares," and "The Reorganization--Potential Benefits to Stockholders of the Funds as a Result of the Reorganization."

Business of Global  Allocation ......   Global Allocation was incorporated under
                                            the laws of the State of Maryland on
                                            June   9,    1988   and    commenced
                                            operations   on  February  3,  1989.
                                            Global      Allocation      is     a
                                            non-diversified, open-end management
                                            investment  company.  As of November
                                            30, 1999,  Global Allocation had net
                                            assets       of        approximately
                                            $7,412,643,580.

Business of Asset Builder ...........  Asset  Builder   was   incorporated under
                                            the laws of the State of Maryland on
                                            May   12,    1994   and    commenced
                                            operations   on  February  1,  1995.
                                            Asset  Builder  is  a   diversified,
                                            open-end    management    investment
                                            company.  Global  Opportunity is one
                                            of five series of Asset  Builder and
                                            commenced  operations on February 1,
                                            1995.   As  of  November  30,  1999,
                                            Global Opportunity had net assets of
                                            approximately $62,393,855.

Business of Asset Growth Asset ......  Growth    was   incorporated   under  the
                                            laws of the  State  of  Maryland  on
                                            June   6,    1994   and    commenced
                                            operations  on  September  2,  1994.
                                            Asset  Growth  is a  non-diversified
                                            open-end    management    investment
                                            company.  As of November  30,  1999,
                                            Asset   Growth  had  net  assets  of
                                            approximately $6,622,246.

Business of Asset Income Asset ......  Income    was   incorporated   under  the
                                            laws of the  State  of  Maryland  on
                                            June   6,    1964   and    commenced
                                            operations  on  September  2,  1994.
                                            Asset  Income  is a  non-diversified
                                            open-end    management    investment
                                            company.  As of November  30,  1999,
                                            Asset   Income  had  net  assets  of
                                            approximately $10,383,739.

Comparison of the Funds .............  Investment  Objectives.  The   investment
                                            objectives  of  Global   Allocation,
                                            Asset Growth and Global  Opportunity
                                            are substantially  similar.  Each of
                                            those   Funds   seeks   high   total
                                            investment    return    through   an
                                            investment  policy  utilizing United
                                            States and foreign equity,  debt and
                                            money   market   securities.   Asset
                                            Income seeks a high level of current
                                            income  by  investing  in  U.S.  and
                                            foreign   debt,   equity  and  money
                                            market securities and,  secondarily,
                                            capital     appreciation.     Global
                                            Allocation,  Asset  Growth and Asset
                                            Income      are      non-diversified
                                            investment     companies.     Global
                                            Opportunity is diversified.

                                        Investment Policies.  Each of the  Funds
                                            invests  in a  portfolio  of equity,
                                            debt and  money  market  securities.
                                            Each  Fund's   portfolio   generally
                                            includes   both   equity   and  debt
                                            securities   with  the   combination
                                            varying in
                                            response  to  changing  markets  and
                                            economic trends.  At any given time,
                                            Global    Allocation    and   Global
                                            Opportunity  may  emphasize   either
                                            debt  or  equity  securities.  Under
                                            normal conditions, Asset Growth will
                                            invest  at  least  65% of its  total
                                            assets  in  equity   securities  and
                                            Asset  Income  will  invest at least
                                            65%  of its  total  assets  in  debt
                                            securities.

                                        Equities.     In     selecting    equity
                                            securities,     all    Funds    seek
                                            securities   that  Fund   management
                                            believes are under-valued, including
                                            small  capitalization  and  emerging
                                            growth securities.

                                        Debt.  Global  Allocation   and   Global
                                            Opportunity  may invest in all types
                                            of  debt  securities  and  generally
                                            will  invest in those that are rated
                                            investment   grade  by   Standard  &
                                            Poor's ("S&P") or Moody's  Investors
                                            Service, Inc. ("Moody's") or unrated
                                            securities  which in the  opinion of
                                            either Fund's investment adviser are
                                            of  comparable  quality.  Each  Fund
                                            other  than  Asset  Income  may also
                                            invest  in  high   yield  or  "junk"
                                            bonds.   Asset   Growth  and  Global
                                            Opportunity are limited to investing
                                            35%  and  34%  of  their  respective
                                            assets  in  high   yield  or  "junk"
                                            bonds.  Asset Growth will not invest
                                            in debt securities rated CC or lower
                                            by S&P or Ca or  lower  by  Moody's.
                                            Global   Allocation  is  limited  to
                                            investing  35% of its assets in junk
                                            bonds,     corporate    loans    and
                                            distressed securities.  Asset Income
                                            invests  in  debt   obligations   of
                                            governmental    issuers    and    in
                                            corporate debt securities, including
                                            convertible debt securities, rated A
                                            or better by Standard & Poor's or by
                                            Moody's Investors Service,  Inc., or
                                            which are judged to be of comparable
                                            quality.

                                        Foreign   Securities.  Global Allocation
                                            invests  primarily in the securities
                                            of   corporate   and    governmental
                                            issuers in North and South  America,
                                            Western  Europe,  Australia  and the
                                            Far  East.   Asset  Growth   invests
                                            primarily  in  the  United   States,
                                            Canada,  Western  Europe  and  Asia.
                                            Global   Opportunity    focuses   on
                                            investments   in   Canada,   Western
                                            Europe,  the  Far  East,  and  Latin
                                            America,   as  well  as  the  United
                                            States. Global Allocation and Global
                                            Opportunity  each normally invest in
                                            at  least  three  countries  at  any
                                            given    time.     Asset    Growth's
                                            investments    will    normally   be
                                            denominated   in  at   least   three
                                            currencies or  multinational  units.
                                            Each  of  Global  Allocation,  Asset
                                            Growth  and Global  Opportunity  may
                                            emphasize  foreign  securities  when
                                            Fund    management    expects   such
                                            securities   to   outperform    U.S.
                                            securities.  Asset  Income  may also
                                            invest  in  foreign  securities  but
                                            only up to 25% of its total assets.

                                        Advisory  Fees. The  Investment  Adviser
                                            for each of the Funds is MLAM.  MLAM
                                            is responsible for the management of
                                            each Fund's investment portfolio and
                                            for     providing     administrative
                                            services to each Fund.

                                        The   portfolio    manager   of   Global
                                            Opportunity,  Asset Growth and Asset
                                            Income is Thomas R. Robinson.  Bryan
                                            N. Ison serves as portfolio  manager
                                            of Global  Allocation and will serve
                                            as portfolio manager of the Combined
                                            Fund.

                                        Pursuant to separate investment advisory
                                            agreements with MLAM, each Fund pays
                                            MLAM a  monthly  fee  at the  annual
                                            rate of 0.75% of  average  daily net
                                            assets   of   the   relevant   Fund.
                                            However, MLAM has voluntarily waived
                                            all or a  portion  of  such  fees as
                                            follows:  (i) MLAM has waived all of
                                            the investment advisory fees payable
                                            by   Asset    Growth    since    its
                                            commencement  of  operations,   (ii)
                                            MLAM   has   waived   all   of   the
                                            investment  advisory fees payable by
                                            Asset Income and reimbursed  certain
                                            other expenses with respect to Asset
                                            Income  since  its  commencement  of
                                            operations,   and  (iii)   MLAM  has
                                            agreed  to  waive a  portion  of the
                                            investment  advisory  fee payable by
                                            Global  Allocation  so that such fee
                                            is equal to 0.75% of  average  daily
                                            net   assets  not   exceeding   $2.5
                                            billion;  0.70% of average daily net
                                            assets  exceeding  $2.5  billion but
                                            not exceeding $5.0 billion; 0.65% of
                                            average  daily net assets  exceeding
                                            $5.0 billion but not exceeding  $7.5
                                            billion; 0.625% of average daily net
                                            assets  exceeding  $7.5  billion but
                                            not exceeding $10 billion; and 0.60%
                                            of   average    daily   net   assets
                                            exceeding $10 billion.  There can be
                                            no assurance that MLAM will continue
                                            to waive  all or a  portion  of such
                                            fees  in  the   future.   MLAM   may
                                            discontinue  or reduce such  waivers
                                            at any time without notice.

                                        MLAM  has  retained Merrill Lynch  Asset
                                            Management   U.K.   Limited   ("MLAM
                                            U.K.") as  sub-adviser  with respect
                                            to  each  of  the  Funds.  MLAM  has
                                            entered into  separate  sub-advisory
                                            agreements   with  MLAM  U.K.   with
                                            respect to each of the Funds,  under
                                            which  MLAM may pay MLAM U.K.  a fee
                                            for services it receives.

                                        Class  Structure.  Each Fund offers four
                                            classes of shares  under the Merrill
                                            Lynch Select Pricing(SM) System. The
                                            Class A,  Class B, Class C and Class
                                            D shares issued by Global Allocation
                                            are identical in all respects to the
                                            Class A,  Class B, Class C and Class
                                            D   shares    issued    by    Global
                                            Opportunity and Asset Growth, except
                                            that   they   represent    ownership
                                            interests in a different  investment
                                            portfolio.   Currently  the  initial
                                            sales  charges with respect to Class
                                            A  and   Class  D  shares   and  the
                                            distribution  fees with  respect  to
                                            Class B and  Class C shares of Asset
                                            Income  are lower than the same fees
                                            with respect to the shares of Global
                                            Allocation,  Asset Growth and Global
                                            Opportunity.  In  addition,  Class B
                                            shares of Asset  Income  convert  to
                                            Class  D  shares  approximately  ten
                                            years after purchase, as compared to
                                            approximately   eight   years  after
                                            purchase   for  Global   Allocation,
                                            Asset Growth and Global Opportunity.
                                            See "Summary--Pro Forma Fee Tables."

                                        Overall  Expense  Ratio.   The   overall
                                            operating   expense   ratio   as  of
                                            November    30,   1999    (excluding
                                            applicable
                                            fee      waivers     and     expense
                                            reimbursements) was 1.69% for Global
                                            Opportunity  based on net  assets of
                                            approximately $62,393,855, 4.98% for
                                            Asset Growth, based on net assets of
                                            approximately $6,622,246,  3.99% for
                                            Asset  Income based on net assets of
                                            approximately $10,383,739, and 0.97%
                                            for Global Allocation,  based on net
                                            assets       of        approximately
                                            $7,412,643,580.        If        the
                                            Reorganization  had  taken  place on
                                            November  30,  1999,  the  estimated
                                            operating   expense  ratio  for  the
                                            Combined  Fund would have been 0.97%
                                            based on net assets of approximately
                                            $7,492,043,420.

                                        The  foregoing  expense  ratios  are for
                                            each Fund on an overall basis.  Such
                                            ratios  differ  among Class A, Class
                                            B,  Class C and  Class D shares as a
                                            result     of     class     specific
                                            distribution and account maintenance
                                            expenditures.    See   "Summary--Pro
                                            Forma Fee Tables."

                                        Purchase of  Shares.  Shares  of  Global
                                            Allocation are offered  continuously
                                            for sale to the  public  in  exactly
                                            the same  manner as shares of Global
                                            Opportunity,  Asset Growth and Asset
                                            Income.   See   "Comparison  of  the
                                            Funds--Purchase of Shares."

                                        Redemption of  Shares.   The  redemption
                                            procedures   for  shares  of  Global
                                            Allocation   are  the  same  as  the
                                            redemption  procedures for shares of
                                            Global Opportunity, Asset Growth and
                                            Asset   Income.   For   purposes  of
                                            computing  any  contingent  deferred
                                            sales  charge  ("CDSC")  that may be
                                            payable    upon    disposition    of
                                            Corresponding   Shares   of   Global
                                            Allocation  acquired  by an Acquired
                                            Fund      stockholder     in     the
                                            Reorganization,  the holding  period
                                            of   the   Acquired    Fund   shares
                                            outstanding    on   the   date   the
                                            Reorganization  takes  place will be
                                            "tacked" onto the holding  period of
                                            the  Corresponding  Shares of Global
                                            Allocation     acquired    in    the
                                            Reorganization.  See  "Comparison of
                                            the Funds--Redemption of Shares."

                                        Dividends. The   policies    of   Global
                                            Opportunity,  Asset Growth and Asset
                                            Income with respect to dividends are
                                            identical   to   those   of   Global
                                            Allocation.  See  "Comparison of the
                                            Funds--Dividends."

                                        Net Asset  Value.  Each  of  the   Funds
                                            determines  net asset  value of each
                                            class of shares once daily as of the
                                            close  of  business  on the New York
                                            Stock Exchange  ("NYSE"),  generally
                                            4:00 p.m.  Eastern time, on each day
                                            the NYSE is open for  trading  based
                                            on  prices  at the time of  closing.
                                            The Funds  compute  net asset  value
                                            per  share in the same  manner.  See
                                            "Comparison of the Funds--Additional
                                            Information--Net Asset Value."

                                        Voting    Rights.    The   corresponding
                                            voting  rights  of  the  holders  of
                                            shares of common  stock of each Fund
                                            are   substantially  the  same.  See
                                            "Comparison of the Funds--Additional
                                            Information--Capital Stock."

                                        Other     Significant    Considerations.
                                            Stockholder  services, available  to
                                            Global  Opportunity,  Asset  Growth,
                                            Asset  Income and Global  Allocation
                                            stockholders,   including   exchange
                                            privileges   and  the  provision  of
                                            annual or semi-annual  reports,  are
                                            substantially    the    same.    See
                                            "Comparison of the Funds--Additional
                                            Information--Stockholder  Services."
                                            An automatic  dividend  reinvestment
                                            plan is available to stockholders of
                                            each Fund.  The plans are identical.
                                            See      "Comparison      of     the
                                            Funds--Automatic            Dividend
                                            Reinvestment Plan."

Tax Considerations ..................   Global Opportunity, Asset Growth, Asset
                                            Income and Global Allocation jointly
                                            have   requested  a  private  letter
                                            ruling  from  the  Internal  Revenue
                                            Service  ("IRS") with respect to the
                                            Reorganizations  to the effect that,
                                            among  other  things,  no Fund  will
                                            recognize   gain   or  loss  on  the
                                            transaction, and stockholders of the
                                            Acquired  Funds  will not  recognize
                                            gain  or  loss  on the  exchange  of
                                            their shares of the Acquired  Fund's
                                            stock  for  Corresponding  Shares of
                                            Global Allocation.  The consummation
                                            of the  Reorganization is subject to
                                            the   receipt  of  such   ruling  or
                                            receipt  of an opinion of counsel to
                                            the same effect.  The Reorganization
                                            will not affect the status of Global
                                            Allocation as a regulated investment
                                            company.

                     RISK FACTORS AND SPECIAL CONSIDERATIONS

      Many of the investment risks associated with an investment in Global Allocation are substantially the same as those with respect to an investment in Asset Growth and Global Opportunity. Such risks include investing on an international basis and in equity and fixed income securities generally, as well as in derivative instruments. The risks associated with Global Allocation are significantly different from those associated with Asset Income. The differences in risks for the Funds are described below. See "Investment Risks" in the Global Allocation, Asset Growth and Asset Income Prospectuses and "Investment Objective and Policies" in the Global Allocation, Asset Growth and Asset Income Statements and "Global Opportunity Portfolio -- Investment Risks for Global Opportunity Portfolio in the Asset Builder Prospectus and "Investment Objective and Policies -- Global Opportunity Portfolio" in the Asset Builder Statement for a more detailed discussion of investment risks associated with an investment in the Funds.

      Investments in Foreign and Emerging Markets. There are no restrictions on the percentage of total assets that Global Allocation, Global Opportunity or Asset Growth may invest in foreign securities. Asset Income may invest up to 25% of its total assets in foreign securities. Because Asset Income is primarily a domestic income fund, it is not subject to the risks of foreign investing to the same degree as Global Allocation.

      Foreign companies are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to U.S. companies. Foreign securities exchanges, brokers and listed companies may be subject to less government supervision and regulation than exists in the United States. Dividend and interest income may be subject to withholding and other foreign taxes which may adversely affect the net return on such investments. In addition, with respect to certain countries, there are risks of expropriation, confiscatory taxation, political or social instability or diplomatic developments which could affect assets of a Fund held in foreign countries.

      There may be less publicly available information about a foreign company than a U.S. company. Foreign securities markets may have substantially less volume than U.S. securities markets and some foreign company securities are less liquid and more volatile than comparable securities of U.S. companies. A portfolio of foreign securities may also be adversely affected by fluctuations in the rates of exchange between the currencies of different nations and by exchange control regulations. Foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have failed to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when assets of the Fund are uninvested and no return is earned thereon. The inability of a Fund to make intended securities purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of a portfolio security due to settlement problems could result either in losses to a Fund due to subsequent declines in value of such portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser.

      In addition, the operating expense ratios of Global Allocation, Global Opportunity, Asset Growth and Asset Income can be expected to be higher than that of investment companies investing exclusively in U.S. securities because expenses, such as custodial costs, may be higher.

      High Yield Bonds. Global Allocation, Global Opportunity and Asset Growth are authorized to invest in fixed income securities of governmental issuers and of corporate issuers rated below investment grade by a nationally recognized statistical rating organization or in unrated securities which, in MLAM's judgment, possess similar credit characteristics ("high yield" or "junk" bonds). Investment grade means that a security is rated in one of the top four ratings categories (AAA, AA, A and BBB for S&P and Aaa, Aa, A and Baa for Moody's) Global Allocation and Asset Growth are limited to investing up to 35% of net assets in high yield securities and Global Opportunity is limited to investing up to 34% of net assets in such securities. Although debt securities ranked in the fourth highest rating category by either S&P or Moody's are considered to be investment grade, they have more speculative characteristics and are more likely to be downgraded than securities rated in the three highest rating categories. Asset Growth may invest in fixed income securities that are not investment grade but will not invest in debt securities rated CC or lower by S&P or Ca or lower by Moody's. Asset Income may not invest in high yield bonds.

      Investment in high yield bonds involves substantial risk. These securities are predominantly speculative with respect to capacity to pay interest and to repay principal in accordance with the terms of the security and generally involve greater volatility of price than securities in higher ratings categories. See "Comparison of the Funds--Investment Objectives and Policies."

      Non-Diversified Status. Global Allocation, Asset Growth and Asset Income are organized as non-diversified investment companies and may invest more of their assets in fewer companies than if they were diversified funds.

Global Opportunity is diversified. A diversified fund is subject to the requirement that, with respect to 75% of its assets, it may not invest more than 5% of its total assets in the securities of any one issuer (excluding U.S. Government securities) or purchase more than 10% of the voting securities of any one issuer (excluding U.S. Government securities). To the extent that a non-diversified fund assumes large positions in the securities of a small number of issuers, that fund's net asset value may fluctuate to a greater extent than that of a diversified company as a result of changes in the financial condition or in the market's assessment of the issuers, and the fund may be more susceptible to any single economic, political or regulatory occurrence than a diversified company. However, each of the Funds qualify for the special tax treatment afforded "regulated investment companies" under the Internal Revenue Code of 1986, as amended (the "Code"). See "Comparison of the Funds--Other Investment Policies."

      The following is a summary discussion of risks specific to investing in Global Allocation which are not currently associated with investing in one or more of the Acquired Funds.

      Warrants -- A warrant gives Global Allocation the right to buy a quantity of stock. The warrant specifies the amount of underlying stock, the purchase (or "exercise") price, and the date the warrant expires. Global Allocation has no obligation to exercise the warrant and buy the stock. Asset Income may also invest in warrants.

      A warrant has value only if a Fund exercises it before it expires. If the price of the underlying stock does not rise above the exercise price before the warrant expires, the warrant generally expires without any value and the Fund loses any amount it paid for the warrant. Thus, investments in warrants may involve substantially more risk than investments in common stock. Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock.

      Swap Agreements -- Swap agreements involve the risk that the party with whom Global Allocation has entered into the swap will default on its obligation to pay Global Allocation and the risk that Global Allocation will not be able to meet its obligations to pay the other party to the agreement.

      Convertibles -- Convertibles are generally debt securities or preferred stocks that may be converted into common stock. Convertibles typically pay current income, as either interest (debt security convertibles) or dividends (preferred stocks). A convertible's value usually reflects both the stream of current income payments and the value of the underlying common stock. The market value of a convertible performs like regular debt securities; that is, if market interest rates rise, the value of a convertible usually falls. Since it is convertible into common stock, the convertible also has the same types of market and issuer risk as the value of the underlying common stock. Asset Income may also invest in convertibles.

      Asset Backed Securities -- Like traditional fixed income securities, the value of asset backed securities typically increases when interest rates fall and decreases when interest rates rise. Certain asset backed securities may also be subject to the risk of prepayment. In a period of declining interest rates, borrowers may pay what they owe on the underlying assets more quickly than anticipated. Prepayment reduces the yield to maturity and the average life of the asset backed securities. In addition, when Global Allocation reinvests the proceeds of a prepayment it may receive a lower interest rate than the rate on the security that was prepaid. In a period of rising interest rates, prepayments may occur at a slower rate than expected. As a result, the average maturity of Global Allocation's portfolio will increase. The value of longer term securities generally changes more widely in response to changes in interest rates than shorter term securities. Asset Income may also invest in asset backed securities.

      Corporate Loans -- Commercial banks and other financial institutions make corporate loans to companies that need capital to grow or restructure. Borrowers generally pay interest on corporate loans at rates that change in response to changes in market interest rates such as the London Interbank Offered Rate (LIBOR) or the prime rates of U.S. banks. As a result, the value of corporate loan investments is generally less responsive to shifts in market interest rates. Because the trading market for corporate loans is less developed than the secondary market for bonds and notes, Global Allocation may experience difficulties in selling its corporate loans. Borrowers frequently provide collateral to secure repayment of these obligations. Leading financial institutions often act as agent for a broader group of lenders, generally referred to as a syndicate. The syndicate's agent arranges the corporate loans, holds collateral and accepts payments of principal and interest. If the agent develops financial problems, Global Allocation may not recover its investment or recovery may be delayed. By investing in a corporate loan, Global Allocation becomes a member of the syndicate.

      The corporate loans in which Global Allocation invests can be expected to provide higher yields than bonds and notes that have investment grade ratings, but may be subject to greater risk of loss of principal and income. Borrowers do not always provide collateral for corporate loans, or the value of the collateral may not completely cover the borrower's obligations at the time of a default. If a borrower files for protection from its creditors under the U.S. bankruptcy laws, these laws may limit Global Allocation's rights to its collateral. In addition, the value of collateral may erode during a bankruptcy case. In the event of a bankruptcy the holder of a corporate loan may not recover its principal, may experience a long delay in recovering its investment and may not receive interest during the delay.

      Distressed Securities -- Distressed securities are securities that are subject to bankruptcy proceedings or are in default, or at risk of being in default. Distressed securities are speculative and involve substantial risks. Generally, Global Allocation will invest in distressed securities when Fund management believes they offer significant potential for higher returns or can be exchanged for other securities that offer this potential. However, there can be no assurance that the issuer will make an exchange offer or adopt a plan of reorganization. Global Allocation will generally not receive interest payments on the distressed securities and may incur costs to protect its investment. In addition, the Fund's principal may not be repaid. Distressed securities and any securities received in an exchange may be difficult to sell and may be subject to restriction on resale.

      Precious Metal Related Securities -- Securities of precious metals historically have been very volatile. The high volatility of precious metal prices may adversely affect the financial condition of companies involved with precious metals. The production and sale of precious metals by governments or central banks or other larger holders can be affected by various economic, financial, social and political factors, which may be unpredictable and may have a significant impact on the prices of precious metals. Other factors that may affect the prices of precious metals and securities related to them include changes in inflation, the outlook for inflation and changes in industrial and commercial demand for precious metal. Asset Income may also invest in precious metal related securities.

      Real Estate Related Securities -- Real estate related securities are subject to the risks associated with real estate. The main risk of real estate related securities is that the value of the real estate may go down. Many factors may affect real estate values. These factors include both the general and local economies, the laws and regulations (including zoning and tax laws) affecting real estate and the costs of owning, maintaining and improving real estate. The availability of mortgages and changes in interest rates may also affect real estate values.

      If Global Allocation's real estate related investments are concentrated in one geographic area or in one property type, the Fund will be particularly subject to the risks associated with that area or property type. Asset Income may also invest in real estate related securities.

                             COMPARISON OF THE FUNDS

Financial Highlights

      Global Allocation. The financial information in the table below has been audited in conjunction with the annual audits of the financial statements of the Fund by Deloitte & Touche LLP, independent auditors.

      The following per share data and ratios have been derived from information provided in the financial statements.

                                                                                         Class A+
                                                           -------------------------------------------------------------------
                                                                             For the Year Ended October 31,
                                                           -------------------------------------------------------------------
                                                                 1999         1998         1997         1996         1995
------------------------------------------------------------------------------------------------------------------------------
 Increase (Decrease) in Net Asset Value:
 Per Share Operating Performance:
------------------------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of year ....................        $13.25       $15.92       $15.17       $14.21       $13.07
------------------------------------------------------------------------------------------------------------------------------
 Investment income--net ................................           .67          .67          .71          .78          .79
------------------------------------------------------------------------------------------------------------------------------
 Realized and unrealized gain (loss) on investments
 and foreign currency transactions--net ................          2.53        (1.28)        1.57         1.59         1.04
------------------------------------------------------------------------------------------------------------------------------
 Total from investment operations ......................          3.20         (.61)        2.28         2.37         1.83
------------------------------------------------------------------------------------------------------------------------------
 Less dividends and distributions:
   Investment income--net ..............................          (.61)        (.86)        (.88)        (.98)        (.39)
   Realized gain on investments--net ...................         (1.05)       (1.20)        (.65)        (.43)        (.30)
------------------------------------------------------------------------------------------------------------------------------
 Total dividends and distributions .....................         (1.66)       (2.06)       (1.53)       (1.41)        (.69)
------------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of year ..........................        $14.79       $13.25       $15.92       $15.17       $14.21
------------------------------------------------------------------------------------------------------------------------------
 Total Investment Return:*
------------------------------------------------------------------------------------------------------------------------------
 Based on net asset value per share ....................         26.30%       (4.43)%      16.08%       17.81%       14.81%
------------------------------------------------------------------------------------------------------------------------------
 Ratios To Average Net Assets:
------------------------------------------------------------------------------------------------------------------------------
 Expenses, net of reimbursement ........................           .91%         .84%         .83%         .86%         .90%
------------------------------------------------------------------------------------------------------------------------------
 Expenses ..............................................           .97%         .93%         .91%         .93%         .90%
------------------------------------------------------------------------------------------------------------------------------
 Investment income--net ................................          4.86%        4.62%        4.64%        5.31%        5.98%
------------------------------------------------------------------------------------------------------------------------------
 Supplemental Data:
------------------------------------------------------------------------------------------------------------------------------
 Net assets, end of year (in thousands) ................    $1,305,473   $1,513,999   $2,132,254   $1,841,974   $1,487,805
------------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover ....................................         26.95%       49.67%       55.42%       51.26%       36.78%
------------------------------------------------------------------------------------------------------------------------------

----------
* Total investment returns exclude the effects of sales charges.
+ Based on average shares outstanding.

      The following per share data and ratios have been derived from information provided in the financial statements.

                                                                                         Class B+
                                                           -------------------------------------------------------------------
                                                                             For the Year Ended October 31,
                                                           -------------------------------------------------------------------
                                                                1999         1998          1997         1996         1995
------------------------------------------------------------------------------------------------------------------------------
 Increase (Decrease) in Net Asset Value:
 Per Share Operating Performance:
------------------------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of year ....................        $13.01       $15.65       $14.95       $14.01       $12.91
------------------------------------------------------------------------------------------------------------------------------
 Investment income--net ................................           .52          .52          .55          .62          .65
------------------------------------------------------------------------------------------------------------------------------
 Realized and unrealized gain (loss) on investments
 and foreign currency transactions--net ................          2.49        (1.26)        1.52         1.59         1.01
------------------------------------------------------------------------------------------------------------------------------
 Total from investment operations ......................          3.01         (.74)        2.07         2.21         1.66
------------------------------------------------------------------------------------------------------------------------------
 Less dividends and distributions:
   Investment income--net ..............................          (.45)        (.70)        (.72)        (.84)        (.26)
   Realized gain on investments--net ...................         (1.05)       (1.20)        (.65)        (.43)        (.30)
------------------------------------------------------------------------------------------------------------------------------
 Total dividends and distributions .....................         (1.50)       (1.90)       (1.37)       (1.27)        (.56)
------------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of year ..........................        $14.52       $13.01       $15.65       $14.95       $14.01
------------------------------------------------------------------------------------------------------------------------------
 Total Investment Return:*
------------------------------------------------------------------------------------------------------------------------------
 Based on net asset value per share ....................         25.08%       (5.37)%      14.82%       16.71%       13.54%
------------------------------------------------------------------------------------------------------------------------------
 Ratios To Average Net Assets:
------------------------------------------------------------------------------------------------------------------------------
 Expenses, net of reimbursement ........................          1.94%        1.86%        1.85%        1.87%        1.93%
------------------------------------------------------------------------------------------------------------------------------
 Expenses ..............................................          1.99%        1.95%        1.93%        1.95%        1.93%
------------------------------------------------------------------------------------------------------------------------------
 Investment income--net ................................          3.84%        3.60%        3.62%        4.29%        4.96%
------------------------------------------------------------------------------------------------------------------------------
 Supplemental Data:
------------------------------------------------------------------------------------------------------------------------------
 Net assets, end of year (in thousands) ................    $4,496,037   $6,743,780   $9,879,603   $8,660,279   $6,668,499
------------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover ....................................         26.95%       49.67%       55.42%       51.26%       36.78%
------------------------------------------------------------------------------------------------------------------------------

----------
* Total investment returns exclude the effects of sales charges.
+ Based on average shares outstanding.

      The following per share data and ratios have been derived from information provided in the financial statements.

                                                                                         Class C+
                                                           -------------------------------------------------------------------
                                                                             For the Year Ended October 31,
                                                           -------------------------------------------------------------------
                                                                 1999         1998         1997         1996         1995
------------------------------------------------------------------------------------------------------------------------------
 Increase (Decrease) in Net Asset Value:
 Per Share Operating Performance:
------------------------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of year ....................        $12.86       $15.50       $14.83       $13.94       $12.91
------------------------------------------------------------------------------------------------------------------------------
 Investment income--net ................................           .51          .51          .54          .61          .64
------------------------------------------------------------------------------------------------------------------------------
 Realized and unrealized gain (loss) on investments
 and foreign currency transactions--net ................          2.46        (1.24)        1.52         1.58         1.02
------------------------------------------------------------------------------------------------------------------------------
 Total from investment operations ......................          2.97         (.73)        2.06         2.19         1.66
------------------------------------------------------------------------------------------------------------------------------
 Less dividends and distributions:
   Investment income--net ..............................          (.45)        (.71)        (.74)        (.87)        (.33)
   Realized gain on investments--net ...................         (1.05)       (1.20)        (.65)        (.43)        (.30)
------------------------------------------------------------------------------------------------------------------------------
 Total dividends and distributions .....................         (1.50)       (1.91)       (1.39)       (1.30)        (.63)
------------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of year ..........................        $14.33       $12.86       $15.50       $14.83       $13.94
------------------------------------------------------------------------------------------------------------------------------
 Total Investment Return:*
------------------------------------------------------------------------------------------------------------------------------
 Based on net asset value per share ....................         25.05%       (5.38)%      14.84%       16.68%       13.58%
------------------------------------------------------------------------------------------------------------------------------
 Ratios to Average Net Assets:
------------------------------------------------------------------------------------------------------------------------------
 Expenses, net of reimbursement ........................          1.95%        1.88%        1.86%        1.88%        1.95%
------------------------------------------------------------------------------------------------------------------------------
 Expenses ..............................................          2.01%        1.96%        1.94%        1.95%        1.95%
------------------------------------------------------------------------------------------------------------------------------
 Investment income--net ................................          3.84%        3.61%        3.60%        4.24%        4.80%
------------------------------------------------------------------------------------------------------------------------------
 Supplemental Data:
------------------------------------------------------------------------------------------------------------------------------
 Net assets, end of year (in thousands) ................      $322,238     $503,556     $671,467     $385,753     $102,361
------------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover ....................................         26.95%       49.67%       55.42%       51.26%       36.78%
------------------------------------------------------------------------------------------------------------------------------

----------
* Total investment returns exclude the effects of sales charges.
+ Based on average shares outstanding.

               Global Allocation--Financial Highlights (concluded)

      The following per share data and ratios have been derived from information provided in the financial statements.

                                                                                        Class D+
                                                           -------------------------------------------------------------------
                                                                             For the Year Ended October 31,
                                                           -------------------------------------------------------------------
                                                                 1999         1998         1997         1996         1995
------------------------------------------------------------------------------------------------------------------------------
 Increase (Decrease) in Net Asset Value:
 Per Share Operating Performance:
------------------------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of year ....................        $13.23       $15.89       $15.15       $14.19       $13.08
------------------------------------------------------------------------------------------------------------------------------
 Investment income--net ................................           .64          .64          .68          .77          .77
------------------------------------------------------------------------------------------------------------------------------
 Realized and unrealized gain (loss) on investments
 and foreign currency transactions--net ................          2.52        (1.28)        1.55         1.57         1.01
------------------------------------------------------------------------------------------------------------------------------
 Total from investment operations ......................          3.16         (.64)        2.23         2.34         1.78
------------------------------------------------------------------------------------------------------------------------------
 Less dividends and distributions:
   Investment income--net ..............................          (.57)        (.82)        (.84)        (.95)        (.37)
   Realized gain on investments--net ...................         (1.05)       (1.20)        (.65)        (.43)        (.30)
------------------------------------------------------------------------------------------------------------------------------
 Total dividends and distributions .....................         (1.62)       (2.02)       (1.49)       (1.38)        (.67)
------------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of year ..........................        $14.77       $13.23       $15.89       $15.15       $14.19
------------------------------------------------------------------------------------------------------------------------------
 Total Investment Return:*
------------------------------------------------------------------------------------------------------------------------------
 Based on net asset value per share ....................         26.01%       (4.63)%      15.76%       17.59%       14.43%
------------------------------------------------------------------------------------------------------------------------------
 Ratios to Average Net Assets:
------------------------------------------------------------------------------------------------------------------------------
 Expenses, net of reimbursement ........................          1.16%        1.10%        1.08%        1.10%        1.16%
------------------------------------------------------------------------------------------------------------------------------
 Expenses                                                         1.21%        1.18%        1.16%        1.18%        1.16%
------------------------------------------------------------------------------------------------------------------------------
 Investment income--net ................................          4.61%        4.40%        4.38%        5.04%        5.63%
------------------------------------------------------------------------------------------------------------------------------
 Supplemental Data:
------------------------------------------------------------------------------------------------------------------------------
 Net assets, end of year (in thousands) ................    $1,229,415   $1,316,994   $1,479,711   $1,044,136     $256,525
------------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover ....................................         26.95%       49.67%       55.42%       51.26%       36.78%
------------------------------------------------------------------------------------------------------------------------------

----------
* Total investment returns exclude the effects of sales charges.
+ Based on average shares outstanding.

                    Global Opportunity--Financial Highlights

      Global Opportunity. The financial information in the table below, except for the six-months ended July 31, 1999, which is unaudited, and has been provided by MLAM, has been audited in conjunction with the annual audits of the financial statements of Global Opportunity by Deloitte & Touche LLP, independent auditors.

      The following per share data and ratios have been derived from information provided in the financial statements.

                                                                                        Class A++
                                                           -------------------------------------------------------------------
                                                                                         For the Year Ended January 31,
                                                                             -------------------------------------------------
                                                               For the
                                                             Six Months
                                                                Ended
                                                            July 31, 1999
                                                             (Unaudited)      1999         1998         1997         1996+
------------------------------------------------------------------------------------------------------------------------------
 Increase (Decrease) in Net Asset Value:
 Per Share Operating Performance:
------------------------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of period ..................        $12.46       $11.40       $11.93       $10.82       $10.00
------------------------------------------------------------------------------------------------------------------------------
 Investment income--net ................................           .05          .16          .16          .15          .34
------------------------------------------------------------------------------------------------------------------------------
 Realized and unrealized gain on investments
 and foreign currency transactions--net ................           .30          .94          .69         1.21          .77
------------------------------------------------------------------------------------------------------------------------------
 Total from investment operations ......................           .35         1.10          .85         1.36         1.11
------------------------------------------------------------------------------------------------------------------------------
 Less dividends and distributions:
   Investment income--net ..............................            --           --         (.05)          --         (.20)
   In excess of investment income
   on investments--net .................................            --           --         (.20)        (.13)        (.06)
   Realized gain on investments--net ...................            --           --         (.99)        (.12)          --
   In excess of realized gain on
   investments--net ....................................            --         (.04)        (.14)          --         (.03)
------------------------------------------------------------------------------------------------------------------------------
 Total dividends and distributions .....................            --         (.04)       (1.38)        (.25)        (.29)
------------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period ........................        $12.81       $12.46       $11.40       $11.93       $10.82
------------------------------------------------------------------------------------------------------------------------------
 Total Investment Return:**
------------------------------------------------------------------------------------------------------------------------------
 Based on net asset value per share ....................          2.81%#       9.63%        7.27%       12.68%       11.15%#
------------------------------------------------------------------------------------------------------------------------------
 Ratios to Average Net Assets:
------------------------------------------------------------------------------------------------------------------------------
 Expenses, net of reimbursement ........................          1.71%*       1.72%        1.87%        2.47%        2.01%
------------------------------------------------------------------------------------------------------------------------------
 Expenses ..............................................          1.71%*       1.72%        1.87%        2.90%        2.32%
------------------------------------------------------------------------------------------------------------------------------
 Investment income--net ................................           .85%*       1.37%        1.28%        1.83%        2.92%
------------------------------------------------------------------------------------------------------------------------------
 Supplemental Data:
------------------------------------------------------------------------------------------------------------------------------
 Net assets, end of period (in thousands) ..............          $189         $193         $167         $129       $3,025
------------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover ....................................         55.21%      134.89%       99.11%      125.68%       83.14%
------------------------------------------------------------------------------------------------------------------------------

----------
 * Annualized.
** Total investment returns exclude the effects of sales charges.
 + Global Opportunity commenced operations on February 1, 1995.
++ Based on average shares outstanding.
 # Aggregate total investment return.

      The following per share data and ratios have been derived from information provided in the financial statements.

                                                                                        Class B++
                                                           --------------------------------------------------------------------
                                                                                       For the Year Ended January 31,
                                                                             --------------------------------------------------
                                                              For the
                                                             Six Months
                                                               Ended
                                                           July 31, 1999
                                                            (Unaudited)       1999         1998         1997         1996+
------------------------------------------------------------------------------------------------------------------------------
 Increase (Decrease) in Net Asset Value:
 Per Share Operating Performance:
------------------------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of period ..................        $12.23       $11.30       $11.86       $10.76       $10.00
------------------------------------------------------------------------------------------------------------------------------
 Investment income (loss)--net .........................          (.01)         .03          .02         (.04)         .13
------------------------------------------------------------------------------------------------------------------------------
 Realized and unrealized gain on investments
 and foreign currency transactions--net ................           .28          .93          .68         1.29          .85
------------------------------------------------------------------------------------------------------------------------------
 Total from investment operations ......................           .27          .96          .70         1.25          .98
------------------------------------------------------------------------------------------------------------------------------
 Less dividends and distributions:
   Investment income--net ..............................            --           --         (.02)          --         (.15)
   In excess of investment income
   on investments--net .................................            --           --         (.11)        (.03)        (.04)
   Realized gain on investments--net ...................            --           --         (.99)        (.12)          --
   In excess of realized gain on
   investments--net ....................................            --         (.03)        (.14)          --         (.03)
------------------------------------------------------------------------------------------------------------------------------
 Total dividends and distributions .....................            --         (.03)       (1.26)        (.15)        (.22)
------------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period ........................        $12.50       $12.23       $11.30       $11.86       $10.76
------------------------------------------------------------------------------------------------------------------------------
 Total Investment Return:**
------------------------------------------------------------------------------------------------------------------------------
 Based on net asset value per share ....................          2.21%#       8.48%        5.97%       11.67%        9.89%#
------------------------------------------------------------------------------------------------------------------------------
 Ratios to Average Net Assets:
------------------------------------------------------------------------------------------------------------------------------
 Expenses, net of reimbursement ........................          2.81%*       2.82%        2.96%        3.76%        3.50%
------------------------------------------------------------------------------------------------------------------------------
 Expenses                                                         2.81%*       2.82%        2.96%        4.01%        3.61%
------------------------------------------------------------------------------------------------------------------------------
 Investment income (loss)--net .........................          (.25)%*       .26%         .18%        (.39%)       1.20%
------------------------------------------------------------------------------------------------------------------------------
 Supplemental Data:
------------------------------------------------------------------------------------------------------------------------------
 Net assets, end of period (in thousands) ..............       $40,149      $44,455      $40,687      $30,469      $16,117
------------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover ....................................         55.21%      134.89%       99.11%      125.68%       83.14%
------------------------------------------------------------------------------------------------------------------------------

----------
 * Annualized.
** Total investment returns exclude the effects of sales charges.
 + Global Opportunity commenced operations on February 1, 1995.
++ Based on average shares outstanding.
 # Aggregate total investment return.

      The following per share data and ratios have been derived from information provided in the financial statements.

                                                                                        Class C++
                                                           -------------------------------------------------------------------
                                                                                       For the Year Ended January 31,
                                                                             -------------------------------------------------
                                                              For the
                                                             Six Months
                                                               Ended
                                                           July 31, 1999
                                                            (Unaudited)       1999         1998         1997         1996+
------------------------------------------------------------------------------------------------------------------------------
 Increase (Decrease) in Net Asset Value:
 Per Share Operating Performance:
------------------------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of period ..................        $12.20       $11.28       $11.84       $10.75       $10.00
------------------------------------------------------------------------------------------------------------------------------
 Investment income (loss)--net                                    (.02)         .02          .02         (.05)         .12
------------------------------------------------------------------------------------------------------------------------------
 Realized and unrealized gain on investments
 and foreign currency transactions--net ................           .29          .93          .68         1.29          .85
------------------------------------------------------------------------------------------------------------------------------
 Total from investment operations ......................           .27          .95          .70         1.24          .97
------------------------------------------------------------------------------------------------------------------------------
 Less dividends and distributions:
   Investment income--net ..............................            --           --         (.02)          --         (.15)
   In excess of investment income
   on investments--net .................................            --           --         (.11)        (.03)        (.04)
   Realized gain on investments--net ...................            --           --         (.99)        (.12)          --
   In excess of realized gain on
   investments--net ....................................            --         (.03)        (.14)          --         (.03)
------------------------------------------------------------------------------------------------------------------------------
 Total dividends and distributions .....................            --         (.03)       (1.26)        (.15)        (.22)
------------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period ........................        $12.47       $12.20       $11.28       $11.84       $10.75
------------------------------------------------------------------------------------------------------------------------------
 Total Investment Return:**
------------------------------------------------------------------------------------------------------------------------------
 Based on net asset value per share ....................          2.21%#       8.40%        5.99%       11.61%        9.81%#
------------------------------------------------------------------------------------------------------------------------------
 Ratios to Average Net Assets:
------------------------------------------------------------------------------------------------------------------------------
 Expenses, net of reimbursement ........................          2.86%*       2.87%        3.00%        3.81%        3.58%
------------------------------------------------------------------------------------------------------------------------------
 Expenses ..............................................          2.86%*       2.87%        3.00%        4.06%        3.65%
------------------------------------------------------------------------------------------------------------------------------
 Investment income (loss)--net .........................          (.30)%*       .20%         .13%        (.46%)       1.07%
------------------------------------------------------------------------------------------------------------------------------
 Supplemental Data:
------------------------------------------------------------------------------------------------------------------------------
 Net assets, end of period (in thousands) ..............       $17,591      $18,342      $15,951      $10,659       $4,770
------------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover ....................................         55.21%      134.89%       99.11%      125.68%       83.14%
------------------------------------------------------------------------------------------------------------------------------

----------
 * Annualized.
** Total investment returns exclude the effects of sales charges.
 + Global Opportunity commenced operations on February 1, 1995.
++ Based on average shares outstanding.
 # Aggregate total investment return.

              Global Opportunity--Financial Highlights (concluded)

      The following per share data and ratios have been derived from information provided in the financial statements.

                                                                                        Class D++
                                                           -------------------------------------------------------------------
                                                                                       For the Year Ended January 31,
                                                                             -------------------------------------------------
                                                             For the
                                                            Six Months
                                                               Ended
                                                           July 31, 1999
                                                            (Unaudited)       1999         1998         1997         1996+
------------------------------------------------------------------------------------------------------------------------------
 Increase (Decrease) in Net Asset Value:
 Per Share Operating Performance:
------------------------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of period ..................        $12.42       $11.39       $11.92       $10.80       $10.00
------------------------------------------------------------------------------------------------------------------------------
 Investment income--net ................................           .04          .13          .13          .05          .22
------------------------------------------------------------------------------------------------------------------------------
 Realized and unrealized gain on investments
 and foreign currency transactions--net ................           .29          .94          .70         1.29          .85
------------------------------------------------------------------------------------------------------------------------------
 Total from investment operations ......................           .33         1.07          .83         1.34         1.07
------------------------------------------------------------------------------------------------------------------------------
 Less dividends and distributions:
   Investment income--net ..............................            --           --         (.04)          --         (.18)
   In excess of investment income
   on investments--net .................................            --           --         (.19)        (.10)        (.06)
   Realized gain on investments--net ...................            --           --         (.99)        (.12)          --
   In excess of realized gain on
   investments--net ....................................            --         (.04)        (.14)          --         (.03)
------------------------------------------------------------------------------------------------------------------------------
 Total dividends and distributions .....................            --         (.04)       (1.36)        (.22)        (.27)
------------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period ........................        $12.75       $12.42       $11.39       $11.92       $10.80
------------------------------------------------------------------------------------------------------------------------------
 Total Investment Return:**
------------------------------------------------------------------------------------------------------------------------------
 Based on net asset value per share ....................          2.66%#       9.35%        7.02%       12.56%       10.80%#
------------------------------------------------------------------------------------------------------------------------------
 Ratios to Average Net Assets:
------------------------------------------------------------------------------------------------------------------------------
 Expenses, net of reimbursement ........................          1.96%*       1.97%        2.12%        2.91%        2.67%
------------------------------------------------------------------------------------------------------------------------------
 Expenses ..............................................          1.96%*       1.97%        2.12%        3.17%        2.77%
------------------------------------------------------------------------------------------------------------------------------
 Investment income--net ................................           .60%*       1.11%        1.03%         .48%        2.00%
------------------------------------------------------------------------------------------------------------------------------
 Supplemental Data:
------------------------------------------------------------------------------------------------------------------------------
 Net assets, end of period (in thousands) ..............        $3,035       $3,375       $3,149       $2,596       $1,513
------------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover ....................................         55.21%      134.89%       99.11%      125.68%       83.14%
------------------------------------------------------------------------------------------------------------------------------

----------
 * Annualized.
** Total investment returns exclude the effects of sales charges.
 + Global Opportunity commenced operations on February 1, 1995.
++ Based on average shares outstanding.
 # Aggregate total investment return.

                       Asset Growth--Financial Highlights

      Asset Growth. The financial information in the table below has been audited in conjunction with the annual audits of the financial statements of the Fund by Deloitte & Touche LLP, independent auditors.

      The following per share data and ratios have been derived from information provided in the financial statements.

                                                                                         Class A
                                                           -------------------------------------------------------------------
                                                                                                                  For the
                                                                                                                  Period
                                                                       For the Year Ended Aug. 31,            Sept. 2, 1994+
                                                           --------------------------------------------------   to Aug. 31,
                                                                1999++       1998++       1997++        1996       1995
------------------------------------------------------------------------------------------------------------------------------
 Increase (Decrease) in Net Asset Value:
 Per Share Operating Performance:
------------------------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of period ..................         $9.57       $12.28       $10.13        $9.90       $10.00
------------------------------------------------------------------------------------------------------------------------------
 Investment income (loss)--net .........................          (.23)         .03          .01          .12          .16
------------------------------------------------------------------------------------------------------------------------------
 Realized and unrealized gain (loss)
 on investments and foreign currency
 transactions--net .....................................          1.83         (.87)        2.30          .34         (.22)
------------------------------------------------------------------------------------------------------------------------------
 Total from investment operations ......................          1.60         (.84)        2.31          .46         (.06)
------------------------------------------------------------------------------------------------------------------------------
 Less dividends and distributions:
   Investment income--net ..............................            --         (.32)        (.01)        (.16)        (.04)
   In excess of investment income--net .................            --         (.03)        (.15)        (.07)          --
   Realized gain on investments--net ...................          (.07)       (1.52)          --           --           --
------------------------------------------------------------------------------------------------------------------------------
 Total dividends and distributions .....................          (.07)       (1.87)        (.16)        (.23)        (.04)
------------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period ........................        $11.10        $9.57       $12.28       $10.13        $9.90
------------------------------------------------------------------------------------------------------------------------------
 Total Investment Return:**
------------------------------------------------------------------------------------------------------------------------------
 Based on net asset value per share ....................         16.76%       (7.49)%      23.06%        4.71%        (.59)%#
------------------------------------------------------------------------------------------------------------------------------
 Ratios to Average Net Assets:
------------------------------------------------------------------------------------------------------------------------------
 Expenses, net of reimbursement ........................          4.46%        2.82%        2.79%        2.47%        2.47%*
------------------------------------------------------------------------------------------------------------------------------
 Expenses ..............................................          5.22%        3.57%        3.61%        3.75%        3.31%*
------------------------------------------------------------------------------------------------------------------------------
 Investment income (loss)--net .........................         (2.40)%        .31%         .13%        1.16%        1.46%*
------------------------------------------------------------------------------------------------------------------------------
 Supplemental Data:
------------------------------------------------------------------------------------------------------------------------------
 Net assets, end of period (in thousands) ..............          $502       $2,053       $1,803       $1,352       $1,677
------------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover ....................................        141.99%      104.48%      128.28%      120.43%       42.50%
------------------------------------------------------------------------------------------------------------------------------

----------
 * Annualized.
** Total investment returns exclude the effects of sales charges.
 + Commencement of operations.
++ Based on average shares outstanding.
 # Aggregate total investment return.

      The following per share data and ratios have been derived from information provided in the financial statements.

                                                                                         Class B
                                                           -------------------------------------------------------------------
                                                                                                                  For the
                                                                                                                  Period
                                                                       For the Year Ended Aug. 31,            Sept. 2, 1994+
                                                           --------------------------------------------------   to Aug. 31,
                                                                1999++       1998++       1997++        1996       1995
------------------------------------------------------------------------------------------------------------------------------
 Increase (Decrease) in Net Asset Value:
 Per Share Operating Performance:
------------------------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of period ..................         $9.51       $12.20       $10.09        $9.83       $10.00
------------------------------------------------------------------------------------------------------------------------------
 Investment income (loss)--net .........................          (.44)        (.08)        (.11)         .01          .05
------------------------------------------------------------------------------------------------------------------------------
 Realized and unrealized gain (loss)
 on investments and foreign currency
 transactions--net .....................................          1.93         (.86)        2.30          .35         (.21)
------------------------------------------------------------------------------------------------------------------------------
 Total from investment operations ......................          1.49         (.94)        2.19          .36         (.16)
------------------------------------------------------------------------------------------------------------------------------
 Less dividends and distributions:
   Investment income--net                                           --         (.21)          --##       (.07)        (.01)
   In excess of investment income--net .................            --         (.02)        (.08)        (.03)          --
   Realized gain on investments--net ...................          (.05)       (1.52)          --           --           --
------------------------------------------------------------------------------------------------------------------------------
 Total dividends and distributions .....................          (.05)       (1.75)        (.08)        (.10)        (.01)
------------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period ........................        $10.95        $9.51       $12.20       $10.09        $9.83
------------------------------------------------------------------------------------------------------------------------------
 Total Investment Return:**
------------------------------------------------------------------------------------------------------------------------------
 Based on net asset value per share ....................         15.66%       (8.45)%      21.81%        3.65%       (1.60)%#
------------------------------------------------------------------------------------------------------------------------------
 Ratios to Average Net Assets:
------------------------------------------------------------------------------------------------------------------------------
 Expenses, net of reimbursement ........................          6.15%        3.86%        3.84%        3.50%        3.50%*
------------------------------------------------------------------------------------------------------------------------------
 Expenses ..............................................          6.89%        4.61%        4.67%        4.78%        4.37%*
------------------------------------------------------------------------------------------------------------------------------
 Investment income (loss)--net .........................         (4.17)%       (.73)%       (.94)%        .13%         .43%*
------------------------------------------------------------------------------------------------------------------------------
 Supplemental Data:
------------------------------------------------------------------------------------------------------------------------------
 Net assets, end of period (in thousands) ..............        $5,080       $5,946       $8,403       $8,141      $11,835
------------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover ....................................        141.99%      104.48%      128.28%      120.43%       42.50%
------------------------------------------------------------------------------------------------------------------------------

----------
 *  Annualized.
**  Total investment returns exclude the effects of sales charges.
 +  Commencement of operations.
++  Based on average shares outstanding.
 #  Aggregate total investment return.
##  Amount is less than $.01 per share.

      The following per share data and ratios have been derived from information provided in the financial statements.

                                                                                        Class C
                                                           -------------------------------------------------------------------
                                                                                                                   For the
                                                                                                                   Period
                                                                       For the Year Ended Aug. 31,             Oct. 21, 1994+
                                                           --------------------------------------------------    to Aug. 31,
                                                                1999++       1998++       1997++        1996        1995
------------------------------------------------------------------------------------------------------------------------------
 Increase (Decrease) in Net Asset Value:
 Per Share Operating Performance:
------------------------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of period ..................         $9.45       $12.13       $10.05        $9.82        $9.85
------------------------------------------------------------------------------------------------------------------------------
 Investment income (loss)--net .........................          (.44)        (.08)        (.11)        (.04)         .04
------------------------------------------------------------------------------------------------------------------------------
 Realized and unrealized gain (loss) on
 investments and foreign currency
 transactions--net .....................................          1.92         (.86)        2.28          .39         (.05)
------------------------------------------------------------------------------------------------------------------------------
 Total from investment operations ......................          1.48         (.94)        2.17          .35         (.01)
------------------------------------------------------------------------------------------------------------------------------
 Less dividends and distributions:
   Investment income--net ..............................            --         (.20)          --##       (.08)        (.02)
   In excess of investment income--net .................            --         (.02)        (.09)        (.04)          --
   Realized gain on investments--net ...................          (.05)       (1.52)          --           --           --
------------------------------------------------------------------------------------------------------------------------------
 Total dividends and distributions .....................          (.05)       (1.74)        (.09)        (.12)        (.02)
------------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period ........................        $10.88        $9.45       $12.13       $10.05        $9.82
------------------------------------------------------------------------------------------------------------------------------
 Total Investment Return:**
------------------------------------------------------------------------------------------------------------------------------
 Based on net asset value per share ....................         15.65%       (8.47)%      21.71%        3.61%        (.05%)#
------------------------------------------------------------------------------------------------------------------------------
 Ratios to Average Net Assets:
------------------------------------------------------------------------------------------------------------------------------
 Expenses, net of reimbursement ........................          6.16%        3.88%        3.86%        3.52%        3.51%*
------------------------------------------------------------------------------------------------------------------------------
 Expenses ..............................................          6.91%        4.63%        4.68%        4.81%        4.58%*
------------------------------------------------------------------------------------------------------------------------------
 Investment income (loss)--net .........................         (4.19)%       (.73)%       (.94)%        .09%         .51%*
------------------------------------------------------------------------------------------------------------------------------
 Supplemental Data:
------------------------------------------------------------------------------------------------------------------------------
 Net assets, end of period (in thousands) ..............          $373         $459         $572         $438         $735
------------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover ....................................        141.99%      104.48%      128.28%      120.43%       42.50%
------------------------------------------------------------------------------------------------------------------------------

----------
 * Annualized.
** Total investment returns exclude the effects of sales charges.
 + Commencement of operations.
++ Based on average shares outstanding.
 # Aggregate total investment return.
## Amount is less than $.01 per share.

                 Asset Growth--Financial Highlights (concluded)

      The following per share data and ratios have been derived from information provided in the financial statements.

                                                                                 Class D
                                                           -------------------------------------------------------------------
                                                                                                                   For the
                                                                                                                   Period
                                                                       For the Year Ended Aug. 31,             Oct. 21, 1994+
                                                           --------------------------------------------------    to Aug. 31,
                                                                1999++       1998++       1997++        1996        1995
------------------------------------------------------------------------------------------------------------------------------
 Increase (Decrease) in Net Asset Value:
 Per Share Operating Performance:
------------------------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of period ..................         $9.61       $12.28       $10.11        $9.88        $9.86
------------------------------------------------------------------------------------------------------------------------------
 Investment income (loss)--net .........................          (.36)          --##       (.02)         .08          .10
------------------------------------------------------------------------------------------------------------------------------
 Realized and unrealized gain (loss) on
 investments and foreign currency
 transactions--net .....................................          1.94         (.86)        2.30          .36         (.04)
------------------------------------------------------------------------------------------------------------------------------
 Total from investment operations ......................          1.58         (.86)        2.28          .44          .06
------------------------------------------------------------------------------------------------------------------------------
 Less dividends and distributions:
   Investment income--net ..............................            --         (.27)        (.01)        (.15)        (.04)
   In excess of investment income--net .................            --         (.02)        (.10)        (.06)          --
   Realized gain on investments--net ...................          (.05)       (1.52)          --           --           --
------------------------------------------------------------------------------------------------------------------------------
 Total dividends and distributions .....................          (.05)       (1.81)        (.11)        (.21)        (.04)
------------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period ........................        $11.14        $9.61       $12.28       $10.11        $9.88
------------------------------------------------------------------------------------------------------------------------------
 Total Investment Return:**
------------------------------------------------------------------------------------------------------------------------------
 Based on net asset value per share ....................         16.45%       (7.66)%      22.66%        4.51%         .59%#
------------------------------------------------------------------------------------------------------------------------------
 Ratios to Average Net Assets:
------------------------------------------------------------------------------------------------------------------------------
 Expenses, net of reimbursement ........................          5.39%        3.07%        3.05%        2.72%        2.75%*
------------------------------------------------------------------------------------------------------------------------------
 Expenses ..............................................          6.14%        3.82%        3.92%        4.00%        4.32%*
------------------------------------------------------------------------------------------------------------------------------
 Investment income (loss)--net .........................         (3.42%)        .02%        (.21)%        .93%        1.43%*
------------------------------------------------------------------------------------------------------------------------------
 Supplemental Data:
------------------------------------------------------------------------------------------------------------------------------
 Net assets, end of period (in thousands) ..............          $233         $309         $564       $1,313       $1,697
------------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover ....................................        141.99%      104.48%      128.28%      120.43%       42.50%
------------------------------------------------------------------------------------------------------------------------------

----------
 * Annualized.
** Total investment returns exclude the effects of sales charges.
 + Commencement of operations.
++ Based on average shares outstanding.
 # Aggregate total investment return.
## Amount is less than $.01 per share.

                       Asset Income--Financial Highlights

      Asset Income. The financial information in the table below has been audited in conjunction with the annual audits of the financial statements of the Fund by Deloitte & Touche LLP, independent auditors.

      The following per share data and ratios have been derived from information provided in the financial statements.

                                                                                         Class A
                                                           -------------------------------------------------------------------
                                                                             For the Year Ended December 31,
                                                           -------------------------------------------------------------------
                                                               1999**         1998         1997         1996         1995
------------------------------------------------------------------------------------------------------------------------------
 Increase (Decrease) in Net Asset Value:
 Per Share Operating Performance:
------------------------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of year ....................        $            $10.32       $10.53       $10.62        $9.68
------------------------------------------------------------------------------------------------------------------------------
 Investment income--net ................................                        .43          .49          .50          .60
------------------------------------------------------------------------------------------------------------------------------
 Realized and unrealized gain on investments
 and foreign currency transactions--net ................                        .58          .71          .23         1.04
------------------------------------------------------------------------------------------------------------------------------
 Total from investment operations ......................                       1.01         1.20          .73         1.64
------------------------------------------------------------------------------------------------------------------------------
 Less dividends and distributions:
   Investment income--net ..............................                       (.43)        (.49)        (.50)        (.60)
   In excess of investment income--net .................                         --           --         (.05)          --
   Realized gain on investments--net ...................                       (.27)        (.92)        (.27)        (.01)
   In excess of realized gain on
   investments--net ....................................                         --           --           --         (.09)
------------------------------------------------------------------------------------------------------------------------------
 Total dividends and distributions .....................                       (.70)       (1.41)        (.82)        (.70)
------------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of year ..........................        $            $10.63       $10.32       $10.53       $10.62
------------------------------------------------------------------------------------------------------------------------------
 Total Investment Return:*
------------------------------------------------------------------------------------------------------------------------------
 Based on net asset value per share ....................              %       10.01%       11.67%        7.11%       17.38%
------------------------------------------------------------------------------------------------------------------------------
 Ratios to Average Net Assets:
------------------------------------------------------------------------------------------------------------------------------
 Expenses, net of reimbursement ........................              %         .50%         .50%         .25%         .00%
------------------------------------------------------------------------------------------------------------------------------
 Expenses ..............................................              %        3.10%        3.28%        3.48%        5.12%
------------------------------------------------------------------------------------------------------------------------------
 Investment income--net ................................              %        4.03%        4.58%        4.73%        5.78%
------------------------------------------------------------------------------------------------------------------------------
 Supplemental Data:
------------------------------------------------------------------------------------------------------------------------------
 Net assets, end of year (in thousands) ................        $            $4,558       $2,188       $3,918       $3,872
------------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover ....................................              %      155.44%      155.57%      342.71%       46.75%
------------------------------------------------------------------------------------------------------------------------------

----------
 * Total investment returns exclude the effects of sales charges.
** To be filed by amendment.

      The following per share data and ratios have been derived from information provided in the financial statements.

                                                                                         Class B
                                                           -------------------------------------------------------------------
                                                                             For the Year Ended December 31,
                                                           -------------------------------------------------------------------
                                                               1999**         1998         1997         1996         1995
------------------------------------------------------------------------------------------------------------------------------
 Increase (Decrease) in Net Asset Value:
 Per Share Operating Performance:
------------------------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of year                             $            $10.32       $10.53       $10.62        $9.68
------------------------------------------------------------------------------------------------------------------------------
 Investment income--net                                                         .35          .41          .42          .51
------------------------------------------------------------------------------------------------------------------------------
 Realized and unrealized gain on investments
 and foreign currency transactions--net                                         .58          .71          .23         1.04
------------------------------------------------------------------------------------------------------------------------------
 Total from investment operations                                               .93         1.12          .65         1.55
------------------------------------------------------------------------------------------------------------------------------
 Less dividends and distributions:
   Investment income--net                                                      (.35)        (.41)        (.42)        (.51)
   In excess of investment income--net                                           --           --         (.05)          --
   Realized gain on investments--net                                           (.27)        (.92)        (.27)        (.01)
   In excess of realized gain on
   investments--net                                                              --           --           --         (.09)
------------------------------------------------------------------------------------------------------------------------------
 Total dividends and distributions                                             (.62)       (1.33)        (.74)        (.61)
------------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of year                                   $            $10.63       $10.32       $10.53       $10.62
------------------------------------------------------------------------------------------------------------------------------
 Total Investment Return:*
------------------------------------------------------------------------------------------------------------------------------
 Based on net asset value per share                                   %        9.19%       10.84%        6.31%       16.51%
------------------------------------------------------------------------------------------------------------------------------
 Ratios to Average Net Assets:
------------------------------------------------------------------------------------------------------------------------------
 Expenses, net of reimbursement                                       %        1.25%        1.25%        1.00%         .75%
------------------------------------------------------------------------------------------------------------------------------
 Expenses                                                             %        3.90%        4.01%        4.24%        5.94%
------------------------------------------------------------------------------------------------------------------------------
 Investment income--net                                               %        3.32%        3.79%        3.99%        5.06%
------------------------------------------------------------------------------------------------------------------------------
 Supplemental Data:
------------------------------------------------------------------------------------------------------------------------------
 Net assets, end of year (in thousands)                         $            $9,230       $8,078       $8,690       $9,236
------------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover                                                   %      155.44%      155.57%      342.71%       46.75%
------------------------------------------------------------------------------------------------------------------------------

----------
*  Total investment returns exclude the effects of sales charges.
** To be filed by amendment.

      The following per share data and ratios have been derived from information provided in the financial statements.

                                                                                         Class C
                                                           -------------------------------------------------------------------
                                                                             For the Year Ended December 31,
                                                           -------------------------------------------------------------------
                                                               1999**         1998         1997         1996         1995
------------------------------------------------------------------------------------------------------------------------------
 Increase (Decrease) in Net Asset Value:
 Per Share Operating Performance:
------------------------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of year ....................        $            $10.32       $10.53       $10.62        $9.69
------------------------------------------------------------------------------------------------------------------------------
 Investment income--net ................................                        .35          .41          .41          .52
------------------------------------------------------------------------------------------------------------------------------
 Realized and unrealized gain on investments
 and foreign currency transactions--net ................                        .58          .71          .23         1.03
------------------------------------------------------------------------------------------------------------------------------
 Total from investment operations ......................                        .93         1.12          .64         1.55
------------------------------------------------------------------------------------------------------------------------------
 Less dividends and distributions:
   Investment income--net ..............................                       (.35)        (.41)        (.42)        (.52)
   In excess of investment income--net .................                         --           --         (.04)          --
   Realized gain on investments--net ...................                       (.27)        (.92)        (.27)        (.01)
   In excess of realized gain on investments--net ......                         --           --           --         (.09)
------------------------------------------------------------------------------------------------------------------------------
 Total dividends and distributions .....................                       (.62)       (1.33)        (.73)        (.62)
------------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of year ..........................        $            $10.63       $10.32       $10.53       $10.62
------------------------------------------------------------------------------------------------------------------------------
 Total Investment Return:*
------------------------------------------------------------------------------------------------------------------------------
 Based on net asset value per share ....................              %        9.14%       10.79%        6.25%       16.33%
------------------------------------------------------------------------------------------------------------------------------
 Ratios to Average Net Assets:
------------------------------------------------------------------------------------------------------------------------------
 Expenses, net of reimbursement ........................              %        1.30%        1.30%        1.04%         .80%
------------------------------------------------------------------------------------------------------------------------------
 Expenses...............................................                       3.94%        4.12%        4.28%        6.02%
------------------------------------------------------------------------------------------------------------------------------
 Investment income--net ................................              %*       3.25%        3.78%        3.95%        4.99%
------------------------------------------------------------------------------------------------------------------------------
 Supplemental Data:
------------------------------------------------------------------------------------------------------------------------------
 Net assets, end of year (in thousands) ................        $              $656         $575         $357         $418
------------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover ....................................              %      155.44%      155.57%      342.71%       46.75%
------------------------------------------------------------------------------------------------------------------------------

----------
*  Total investment returns exclude the effects of sales charges.
** To be filed by amendment.

                 Asset Income--Financial Highlights (concluded)

      The following per share data and ratios have been derived from information provided in the financial statements.

                                                                                         Class D
                                                           -------------------------------------------------------------------
                                                                             For the Year Ended December 31,
                                                           -------------------------------------------------------------------
                                                               1999**         1998         1997         1996         1995
------------------------------------------------------------------------------------------------------------------------------
 Increase (Decrease) in Net Asset Value:
 Per Share Operating Performance:
------------------------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of year ....................        $            $10.31       $10.53       $10.62        $9.69
------------------------------------------------------------------------------------------------------------------------------
 Investment income--net ................................                        .41          .47          .46          .57
------------------------------------------------------------------------------------------------------------------------------
 Realized and unrealized gain on investments
 and foreign currency transactions--net ................                        .58          .70          .24         1.03
------------------------------------------------------------------------------------------------------------------------------
 Total from investment operations ......................                        .99         1.17          .70         1.60
------------------------------------------------------------------------------------------------------------------------------
 Less dividends and distributions:
   Investment income--net ..............................                       (.41)        (.47)        (.47)        (.57)
   In excess of investment income--net .................                         --           --         (.05)          --
   Realized gain on investments--net ...................                       (.27)        (.92)        (.27)        (.01)
   In excess of realized gain on investments--net ......                         --           --           --         (.09)
------------------------------------------------------------------------------------------------------------------------------
 Total dividends and distributions .....................                       (.68)       (1.39)        (.79)        (.67)
------------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of year ..........................        $            $10.62       $10.31       $10.53       $10.62
------------------------------------------------------------------------------------------------------------------------------
 Total Investment Return:*
------------------------------------------------------------------------------------------------------------------------------
 Based on net asset value per share ....................              %        9.74%       11.29%        6.84%       16.97%
------------------------------------------------------------------------------------------------------------------------------
 Ratios to Average Net Assets:
------------------------------------------------------------------------------------------------------------------------------
 Expenses, net of reimbursement ........................              %*        .75%         .75%         .50%         .25%
------------------------------------------------------------------------------------------------------------------------------
 Expenses ..............................................                       3.35%        3.54%        3.70%        5.44%
------------------------------------------------------------------------------------------------------------------------------
 Investment income--net ................................              %*       3.78%        4.32%        4.48%        5.53%
------------------------------------------------------------------------------------------------------------------------------
 Supplemental Data:
------------------------------------------------------------------------------------------------------------------------------
 Net assets, end of year (in thousands) ................        $              $664         $318         $633         $771
------------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover ....................................              %      155.44%      155.57%      342.71%       46.75%
------------------------------------------------------------------------------------------------------------------------------

----------
 * Total investment returns exclude the effects of sales charges.
** To be filed by amendment.

Investment Objectives and Policies

      Investment Objectives. The investment objectives of Global Allocation, Asset Growth and Global Opportunity are substantially similar. Each of those Funds seeks high total investment return through an investment policy utilizing U.S. and foreign equity, debt and money market securities, the combination of which will be varied from time to time both with respect to types of securities and markets in response to changing economic and market trends. Asset Income seeks a high level of current income by investing in United States and foreign debt, equity and money market securities and, secondarily, capital appreciation. Global Allocation, Asset Growth and Asset Income are non-diversified investment companies. Global Opportunity is diversified.

      There can be no assurance that, after the Reorganization, the Combined Fund will achieve its investment objective.

      Investment Policies Generally. All of the Funds seek to achieve their objectives through investment policies utilizing United States and foreign equity, debt and money market securities. Global Allocation and Global Opportunity have a fully managed investment approach and may vary the percentage of their assets invested in equity and debt securities with no limit on the amount of equity and debt in the portfolio. Under normal conditions Asset Growth will invest at least 65% and as much as all of its total assets in equity securities and Asset Income will invest at least 65% and as much as all of its total assets in debt securities, with no more than 25% of its total assets in foreign securities.

      Each Fund may vary its emphasis on current income and capital appreciation by varying the combination of United States and foreign equity, debt and money market securities in its portfolio in response to changing market and economic trends. This approach provides each of those Funds with the opportunity to benefit from unanticipated shifts in the relative performance of different types of securities and different capital markets. Each Fund may employ a variety of instruments and techniques to enhance income and to hedge against market and currency risk.

      To reduce overall exposure to risk, each Fund may spread its investments over companies in a variety of industries. However, no Fund may invest more than 25% of its assets, taken at market value, in the securities of any particular industry (excluding U.S. Government securities and its agencies and instrumentalities).

      MLAM believes that the securities currently held in the Global Opportunity, Asset Growth and Asset Income portfolios are consistent with the investment objectives and policies of Global Allocation and are not prohibited by the investment restrictions of Global Allocation. Global Allocation has no plan or intention to sell or otherwise dispose of any of the assets of Global Opportunity, Asset Growth or Asset Income acquired in the Reorganization, except for dispositions made in the ordinary course of business.

      A  more  specific   comparison  of  the  investment   policies  of  Global
Opportunity, Asset Growth, Asset Income and Global Allocation follows.

      Equity Securities. In choosing common stocks for investments, each Fund will emphasize issues with high total return relative to alternative equity investments. The Funds generally seek to invest in securities that MLAM believes to be undervalued. Such undervalued issues include (i) securities selling at a discount from the price-to-book value ratios and price/earnings ratios computed with respect to the relevant stock market averages, (ii) securities selling at a discount from their historic price-to-book value or price/earnings ratio, even though these ratios may be above the ratios for the stock market averages, and
(iii) securities offering dividend yields higher than the yields for the relevant stock market averages or higher than such securities' historic yield. Each Fund may also invest in the securities of small and emerging growth companies when such companies are expected to provide a higher total return than other equity investments. Such companies are characterized by rapid historical growth rates, above-average returns on equity or special investment values in their products or services, research capabilities or other attributes. MLAM will seek to identify for investment by Global Allocation those small and emerging growth companies that possess superior management, marketing ability, research and product development skills as well as sound balance sheets.

      Fixed Income Securities. All of the Funds may invest in debt securities. The debt securities in which the Funds may invest include securities issued or guaranteed by the U.S. Government and its agencies or instrumentalities, debt obligations issued by U.S. and foreign entities, mortgage-backed securities issued or guaranteed by governmental entities or by private issuers, securities issued by foreign governments (including foreign states, provinces and municipalities) and agencies or instrumentalities thereof and debt securities issued or guaranteed by international organizations designed or supported by multiple governmental entities (which are not obligations of the U.S. Government or foreign governments) to promote economic reconstruction or development ("supranational entities") such as the International Bank for Reconstruction and Development (the "World Bank").

      U.S. Government securities include: (i) U.S. Treasury obligations (bills, notes and bonds), which differ in their interest rates, maturities and times of issuance, all of which are backed by the full faith and credit of the U.S.; and
(ii) obligations issued or guaranteed by U.S. Government agencies or instrumentalities, including government guaranteed mortgage-related securities, some of which are backed by the full faith and credit of the U.S. Treasury (e.g., direct pass-through certificates of the Government National Mortgage Association), some of which are supported by the right of the issuer to borrow from the U.S. Government (e.g., obligations of Federal Home Loan Banks) and some of which are backed only by the credit of the issuer itself (e.g., obligations of the Student Loan Marketing Association).

      Global Opportunity, Asset Growth and Global Allocation have similar rating criteria for the debt securities in which they may invest. The Funds are authorized to invest in debt securities of governmental issuers and of corporate issuers including convertible debt securities, rated in the top four categories by Moody's or S&P (i.e., rated BBB or better by S&P or Baa or better by Moody's), or in unrated securities which, in MLAM's judgment, possess similar credit characteristics. Global Opportunity and Asset Growth are authorized to invest 34% and 35% of their respective assets in fixed income securities of governmental issuers and of corporate issuers rated below investment grade (i.e. rated below the top four ratings categories) by a nationally recognized statistical rating organization or in unrated securities which, in MLAM's judgment, possess similar credit characteristics ("high yield" or "junk" bonds). Global Allocation is authorized to invest 35% of its assets in junk bonds, corporate loans and distressed securities. Neither Global Opportunity nor Global Allocation is authorized to invest in debt securities in the lowest rating categories (CC or lower for S&P or Ca or lower for Moody's) unless MLAM believes that the financial condition of the issuer or the protection afforded the particular securities is stronger than would otherwise be indicated by such low ratings. Asset Growth will not invest in such debt securities at all. Asset Income invests at least 65% of its assets in the securities of governmental issuers and corporate debt securities, including convertible debt securities, rated A or better by S&P or Moody's or which, in MLAM's judgment, possess similar credit characteristics. Asset Income does not invest in junk bonds.

      Risks Associated With Investments in Certain Fixed Income Securities. As discussed above, each of Global Allocation, Global Opportunity and Asset Growth is permitted to invest a limited percentage of its assets in high yield bonds. Such securities are considered to have varying degrees of speculative characteristics. Consequently, although high yield bonds can be expected to provide higher yields, such securities may be subject to greater market price fluctuations and risk of loss of principal than lower yielding, higher rated fixed income securities.

      High yield bonds may be issued by less creditworthy companies or by larger, highly leveraged companies and are frequently issued in corporate restructurings such as mergers and leveraged buyouts. Such securities are particularly vulnerable to adverse changes in the issuer's industry and in general economic conditions. High yield bonds frequently are junior obligations of their issuers, so that in the event of the issuer's bankruptcy, claims of the holders of high yield bonds will be satisfied only after satisfaction of the claims of senior security holders. While the high yield bonds in which a Fund may invest normally do not include securities which, at the time of investment, are in default or the issuers of which are in bankruptcy, there can be no assurance that such events will not occur after the Fund purchases a particular security, in which case the Fund may experience losses and incur costs.

      High yield bonds tend to be more volatile than higher rated fixed income securities so that adverse economic events may have a greater impact on the prices of high yield bonds than on higher rated fixed income securities. Like higher rated fixed income securities, high yield bonds are generally purchased and sold through dealers who make a market in such securities for their own accounts. However, there are fewer dealers in the high yield bond market, which may be less liquid than the market for higher rated fixed income securities even under normal economic conditions. Also, there may be significant disparities in the prices quoted for high yield bonds by various dealers. Adverse economic conditions or investor perceptions (whether or not based on economic fundamentals) may impair the liquidity of this market and may cause the prices each Fund receives for its high yield bonds to be reduced, or a Fund may experience difficulty in liquidating a portion of its portfolio. Under such conditions, judgment may play a greater role in valuing certain of a Fund's portfolio securities than in the case of securities trading in a more liquid market.

      As discussed above, each Fund may invest in mortgage-related debt securities and debt obligations of foreign government entities. Investment in these securities involves certain risks. For a discussion of these risks, see "Details About the Fund--Investment Risks" in the Global Allocation Prospectus.

      To the extent a Fund invests in fixed income securities, its net asset value will be affected by the general level of interest rates.

      Foreign Securities. Global Allocation, Global Opportunity and Asset Growth may each invest an unlimited amount of its assets in foreign securities. Asset Income may invest up to 25% of its assets in foreign equity and debt markets.

      There are no prescribed limits on the geographical allocation of the foreign assets held by the Funds. Global Opportunity generally invests primarily in securities of issuers in Canada, Western Europe and the Far East, as well as in the U.S. Global Opportunity normally invests in at least three countries at any given time. Similarly, Asset Growth and Asset Income have made substantial investments in securities in issuers in Canada, Western Europe and the Far East. It is anticipated that Global Allocation will invest primarily in the securities of issuers domiciled or located in North and South America, Western Europe, Australia and the Far East, and that a portion of Global Allocation's assets normally will be invested in the U.S. securities markets and the other major capital markets. Under normal conditions, Global Allocation's investments will be denominated in at least three currencies or multinational currency units. Each Fund reserves the right to invest substantially all of its assets in the U.S. market or in U.S. dollar-denominated obligations when MLAM believes market conditions warrant such investment.

      In selecting securities denominated in foreign currencies for investment by Global Allocation, MLAM will consider, among other factors, the effect of movements in currency exchange rates on the U.S. dollar value of such securities.

      Money Market Securities. Each of the Funds may invest in money market securities in furtherance of achieving its investment objective. Global Opportunity reserves the right to invest all or a portion of its assets in money market securities for purposes of enhancing liquidity and avoiding the effects of declining securities prices when it seems advisable to do so in light of prevailing market or economic conditions.

      Specifically, Global Opportunity may invest in short term, high quality money market securities (such as U.S. Treasury bills, certificates of deposit issued by U.S. banks having more than $1 billion in assets, commercial paper and repurchase agreements with respect to U.S. Government securities and U.S. Government agency securities). In addition, Global Opportunity may invest only in commercial paper that is rated in the highest category by a nationally recognized rating agency or may hold its assets in cash.

      Global Allocation, Asset Growth and Asset Income may invest in short-term securities issued or guaranteed by the U.S. Government and its agencies and instrumentalities; commercial paper, including variable amount master demand notes, rated at least "A" by S&P or "Prime" by Moody's; and repurchase agreements, purchase and sale contracts, and money market instruments issued by commercial banks, domestic savings banks, and savings and loan associations with total assets of at least $1 billion. The obligations of commercial banks may be issued by U.S. banks, foreign branches of U.S. banks ("Eurodollar" obligations) or U.S. branches of foreign banks ("Yankeedollar" obligations).

      Real Estate-Related Securities. Global Allocation and Asset Income may invest in real estate-related securities. Global Opportunity and Asset Growth generally do not invest in such securities, although they are not prohibited from doing so. The real estate-related securities that are emphasized by Global Allocation are equity and convertible debt securities of real estate investment trusts, which own income-producing properties, and mortgage real estate investment trusts which make various types of mortgage loans often combined with equity features. The securities of such trusts generally pay above average dividends and may offer the potential for capital appreciation. Such securities may be subject to the risks customarily associated with the real estate industry, including declines in the value of the real estate investments of the trusts. Real estate values are affected by numerous factors including (i) governmental regulation (such as zoning and environmental laws) and changes in tax laws; (ii) operating costs; (iii) the location and the attractiveness of the properties; (iv) changes in economic conditions (such as fluctuations in interest and inflation rates and business conditions); and (v) supply and demand for improved real estate. Such trusts also are dependent on management skill and may not be diversified in their investments.

      Indexed and Inverse Securities. Each Fund may invest in indexed and inverse securities. Indexed securities are securities whose potential investment return is based on the change in particular measurements of value and/or rate (an "index"). As an illustration, the Funds may invest in a security that pays interest and returns principal based on the change in an index of interest rates. Interest and principal payable on a security may also be based on relative changes among particular indices. In addition, each Fund may invest in securities whose potential investment return is inversely based on the change in particular indices. For example, each Fund may invest in securities that pay a higher rate of interest and principal when a particular index decreases and pay a lower rate of interest and principal when the value of the index increases. To the extent that the Funds invest in such types of securities, they will be subject to the risks associated with changes in the particular indices, which may include reduced or eliminated interest payments and losses of invested principal.

      Certain indexed securities, including certain inverse securities, may have the effect of providing a degree of investment leverage, because they may increase or decrease in value at a rate that is a multiple of the changes in applicable indices. As a result, the market value of such securities will generally be more volatile than the market values of fixed-rate securities. MLAM believes that indexed securities, including inverse securities, represent flexible portfolio management instruments that may allow the Funds to seek potential investment rewards, hedge other portfolio positions, or vary the degree of portfolio leverage relatively efficiently under different market conditions.

      Precious Metal-Related Securities. Global Allocation and Asset Income may invest in precious metal-related securities. Global Opportunity and Asset Growth generally do not invest in such securities, although they are not prohibited from doing so. For a description of precious metal-related securities, as well as a discussion of the risks associated with investment therein, See "Details About the Fund--Investment Risks--Precious Metal-Related Securities" in the Global Allocation Prospectus.

A Note About Year 2000

      As the year 2000 began, there were few problems caused by the inability of certain computer systems to tell the difference between the year 2000 and the year 1900 (commonly known as the "Year 2000 Problem"). It is still possible that some computer systems could malfunction in the future because of the Year 2000 Problem or as a result of actions taken to address the Year 2000 Problem. Fund management does not anticipate that its services or those of the Fund's other service providers will be adversely affected, but Fund management will continue to monitor the situation. If malfunctions related to the Year 2000 Problem do arise, the Fund and its investments could be negatively affected.

Other Investment Policies

      Global Opportunity, Asset Growth, Asset Income and Global Allocation have adopted certain other investment policies as set forth below:

      Borrowings. Each of the Funds is permitted to borrow up to 331/3% of total assets, as a matter of operating policy. Such borrowings may be made only from banks as a temporary measure for extraordinary or emergency purposes such as redemption of Fund shares. No Fund will purchase securities while borrowings exceed 5% (taken at market value) of its total assets.

      Non-Diversified Status. Global Allocation, Asset Growth and Asset Income are classified as "non-diversified" within the meaning of the Investment Company Act, which means that the Funds are not limited by such Act in (i) the percentage of total assets that they may invest in securities of a single issuer (excluding U.S. Government securities) or (ii) the amount of voting securities of a single issuer (excluding U.S. Government securities) that it may purchase. However, the Funds' investments will be limited so as to qualify for the special treatment afforded regulated investment companies under the Code. To qualify, among other requirements, Global Allocation, Asset Growth and Asset Income will limit their investments so that, at the close of each quarter of the taxable year, (i) not more than 25% of the market value of each Fund's total assets will be invested in the securities of a single issuer, and (ii) with respect to 50% of the market value of its total assets, (a) not more than 5% of the market value of each Fund's total assets will be invested in the securities of a single issuer, and (b) each Fund will not own more than 10% of the outstanding voting securities of a single issuer. As in the case of the Investment Company Act requirements discussed above, investment in the securities of the U.S. Government, its agencies and instrumentalities are not included within the definition of "issuer" for purposes of the diversification requirements of the Code. Global Opportunity, which elects to be classified as "diversified" under the Investment Company Act, must satisfy the foregoing 5% and 10% requirements with respect to 75% of its total assets. To the extent that Global Allocation, Asset Growth and Asset Income assume large positions in the securities of a small number of issuers, the Funds' respective returns may fluctuate to a greater extent than those of a diversified company as a result of changes in the financial condition or in the market's assessment of the issuers.

      Standby Commitment Agreements. Each Fund may from time to time enter into standby commitment agreements. For a description of standby commitment agreements and the risks associated with investment therein, see "Details About the Fund--Investment Risks--Standby Commitment Agreements" in the Global Allocation Prospectus.

      Repurchase Agreements. Each Fund may enter into repurchase agreements. For a description of repurchase agreements and the risks associated with investment therein, see "Details About the Fund--Investment Risks--Repurchase Agreements, Purchase and Sale Contracts" in the Global Allocation Prospectus.

      Lending of Portfolio Securities. Each Fund may from time to time lend securities from its portfolio with a value not exceeding 331/3% of its total assets, to banks, brokers and other financial institutions and receive collateral in cash or securities issued or guaranteed by the U.S. Government.

Information Regarding Futures And Options Transactions

      Each Fund may engage in various portfolio strategies to seek to increase its return through the use of options on portfolio securities and to hedge its portfolio against movements in the equity, debt and currency markets. Each Fund has authority to write (i.e. sell) covered call options on its portfolio securities, purchase put options on securities and engage in transactions in stock index options, stock index futures and financial futures, and related options on such futures. Each Fund may also deal in forward foreign exchange transactions and foreign currency options and futures, and related options on such futures. In addition, each Fund may write covered put options and purchase call options.

      Certain differences exist with respect to each Fund's ability to engage in the foregoing strategies. Specifically, Global Opportunity may not write covered call options on underlying securities in an amount exceeding 15% of the value of its total assets. Global Allocation, Asset Growth and Asset Income have no percentage limitation on their ability to write covered call options.

      The investment policies of each Fund with respect to futures and options transactions are not fundamental policies and may be modified by the Boards of Directors of each Fund without the approval of the Fund's stockholders. Each Fund is subject to the restrictions of the Commodity Futures Trading Commission with respect to its investments in futures and options thereon.

      For a detailed discussion of the Funds' investment policies regarding futures and options, including the risks associated therewith, see "Details About The Fund--How The Fund Invests" in the Global Allocation, Asset Growth and Asset Income Prospectuses and "Details About the Program--Investment Strategies" in the Asset Builder Prospectus; and see "Dividends and Taxes--Tax Treatment of Options, Futures and Forward Exchange Transactions" in the Global Allocation Statement, "Dividends and Taxes--Tax Treatment of Options Transactions" in the Asset Growth Statement, "Dividends and Taxes--Taxes" in the Asset Income Statement and "Other Investment Policies and Practices of the Portfolios--Derivatives" in the Asset Builder Statement.

Investment Restrictions

      Other than as noted above under "Comparison of the Funds--Investment Objectives and Policies," Global Opportunity, Asset Growth, Asset Income and
Global Allocation have identical investment restrictions. See "Investment Policies--Investment Restrictions" in the Global Allocation Statement. See
"Investment Objective and Policies--Other Investment Policies and Practices--Investment Restrictions" in the Asset Builder, Asset Growth and Asset Income Statements.

Management

      Directors. The Board of Directors of Global Allocation consists of five individuals, three of whom are not "interested persons" as defined in the Investment Company Act. The Global Allocation Directors will serve as the Directors of the Combined Fund after the Reorganization. The Board of Directors of Asset Builder, Asset Growth and Asset Income consists of the same seven individuals, five of whom are not "interested persons." The Directors of each Fund are responsible for the overall supervision of the operation of such Fund and perform the various duties imposed on the directors of investment companies by the Investment Company Act. Arthur Zeikel and Terry K. Glenn are Directors of all of the Funds. There is otherwise no overlap between the Boards of the Funds. See "Management of the Fund--Directors and Officers" in the Statements of Additional Information for Global Allocation, Asset Growth and Asset Income and see "Management of the Program--Directors and Officers" in the Asset Builder Statement of Additional Information.

      Information about the Directors of Global Allocation, including their ages and their principal occupation for at least the last five years is set forth below. Unless otherwise noted, the address of each Director is P.O. Box 9011, Princeton, New Jersey 08543-9011.

      TERRY K. GLENN (59) -- President and Director (1)(2) -- Executive Vice President of the Manager and Fund Asset Management, L.P. ("FAM") (which terms as used herein include their corporate predecessors) since 1983; President of Princeton Funds Distributor, Inc. ("PFD") since 1986 and Director thereof since 1991; Executive Vice President and Director of Princeton Services, Inc. ("Princeton Services") since 1993; President of Princeton Administrators, L.P. since 1988.

      CHARLES C. REILLY (68) -- Director (2)(3) -- 9 Hampton Harbor Road, Hampton Bays, New York 11946 -- Self-employed financial consultant since 1990; President and Chief Investment Officer of Verus Capital, Inc. from 1979 to 1990; Senior Vice President of Arnhold and S. Bleichroeder, Inc. from 1973 to 1990; Adjunct Professor, Columbia University Graduate School of Business from 1990 to 1991; Adjunct Professor, Wharton School, University of Pennsylvania from 1989 to 1990; Partner, Small Cities Cable Television since 1986.

      RICHARD R. WEST (61) -- Director (2)(3) -- Box 604, Genoa, Nevada 89411 -- Professor of Finance since 1984, Dean from 1984 to 1993, currently Dean Emeritus of New York University Leonard N. Stern School of Business Administration; Director of Bowne & Co., Inc. (financial printers), Vornado Realty Trust, Inc. (real estate holding company), Vornado Operating Company, Inc. and Alexander's, Inc. (real estate company).

      ARTHUR ZEIKEL (67) -- Director (1)(2) -- 300 Woodland Avenue, Westfield, New Jersey 07090 -- Chairman of the Manager and FAM from 1997 to 1999 and President thereof from 1977 to 1997; Chairman of Princeton Services from 1997 to 1999; Director thereof from 1993 to 1999 and President thereof from 1993 to 1997; Executive Vice President of Merrill Lynch & Co., Inc. ("ML & Co.") from 1990 to 1999.

      EDWARD D. ZINBARG (65) -- Director (2)(3) -- 5 Hardwell Road, Short Hills, New Jersey 07078 -- Executive Vice President of The Prudential Insurance Company of America 1988 to 1994; former Director of Prudential Reinsurance Company and former Trustee of The Prudential Foundation.

----------
(1)   Interested person, as defined in the Investment Company Act, of the Fund.
(2) Such Director or officer is a director, trustee or officer of certain other investment companies for which the Manager or FAM acts a the investment adviser or manager.
(3) Member of the Fund's Audit and Nominating Committee, which is responsible for the selection of the independent auditors and the selection and nomination of non-interested Directors.

Compensation of Directors

      Global Allocation pays each non-interested Director a fee of $3,500 per year plus $500 per Board meeting attended. Global Allocation also compensates each member of the Audit and Nominating Committee (the "Committee"), which consists of the non-interested Directors, at a rate of $500 per Committee meeting attended and pays the Chairman of the Committee an additional fee of $250 per Committee meeting attended and reimburses each non-interested Director for his out-of-pocket expenses relating to attendance at Board and Committee meetings.

      The following table shows the compensation earned by the non-interested Directors of Global Allocation for the fiscal year ended October 31, 1999 and the aggregate compensation paid to them from all registered investment companies advised by the Manager and its affiliate, FAM ("MLAM/FAM-advised fund"), for the calendar year ended December 31, 1999.

                                                                                           Aggregate
                                                             Pension or                  Compensation
                                                             Retirement     Estimated    fromFund and
                                                              Benefits       Annual          Other
                                                             Accrued as     Benefits       MLAM/FAM-
                        Position with      Compensation     Part of Fund      upon          Advised
Name                        Fund             from Fund         Expense     Retirement      Funds(1)
------------------      -------------      ------------     ------------   ----------    ------------
Charles C. Reilly         Director           $7,500            None           None          $400,025
Richard R. West           Director           $7,500            None           None          $388,775
Edward D. Zinbarg         Director           $7,500            None           None          $140,875

----------
(1) The Directors serve on the boards of MLAM/FAM-advised funds as follows: Mr. Reilly (61 registered investment companies consisting of 74 portfolios); Mr. West (71 registered investment companies consisting of 77 portfolios); and Mr. Zinbarg (18 registered investment companies consisting of 18 portfolios).

      Directors of Global Allocation may purchase Class A shares of Global Allocation at net asset value. See "Purchase of Shares--Reduced Initial Sales Charges--Purchase Privilege of Certain Persons" in the Global Allocation Statement.

      Management and Advisory Arrangements. MLAM serves as the manager for Asset Builder, Asset Growth, Asset Income and Global Allocation pursuant to separate investment advisory agreements (each, an "Advisory Agreement") that, except for certain minor differences, are identical.

      MLAM is paid a monthly advisory fee by each Fund based upon the average daily value of each Fund's net assets at the following annual rates:

     Global Opportunity                           Global Allocation
     ------------------                           -----------------
0.75% of average daily net assets.      0.75% of average daily net assets.
                                        (However, MLAM has voluntarily agreed to waive a portion of its investment advisory fee so that such fee is equal to 0.75% of average daily net assets not exceeding $2.5 billion; 0.70% of average daily net assets exceeding $2.5 billion but not exceeding $5.0 billion; 0.65% of average daily net assets exceeding $5.0 billion but not exceeding $7.5 billion;
                                        0.625% of average daily net assets
                                        exceeding $7.5 billion but not exceeding
                                        $10 billion; and 0.60% of average daily
                                        assets exceeding $10 billion.)

       Asset Growth                                 Asset Income
       ------------                                 ------------
0.75% of average daily net assets.      0.75% of average daily net assets.
(However, since Asset Growth's          (However, since Asset Income's
commencement of operations on           commencement of operations on
September 2, 1994, MLAM has             September 2, 1994, MLAM has voluntarily
voluntarily waived all of the           waived all of the investment advisory
investment advisory fee payable.)       fee payable and has reimbursed certain
                                        other expenses.)

      MLAM has retained MLAM U.K. as sub-adviser to each of the Funds. Pursuant to a separate sub-advisory agreement between MLAM and MLAM U.K. with respect to each Fund, MLAM pays MLAM U.K. a fee for providing investment advisory services to MLAM with respect to each Fund, in an amount to be determined from time to time by MLAM and MLAM U.K. but in no event in excess of the amount MLAM actually receives for providing services to each Fund pursuant to such Fund's Advisory Agreement. The address of MLAM U.K. is 55 King William Street, P.O. Box 18135, London EC4R 9LA.

Purchase of Shares

      The class structure and purchase and distribution procedures for shares of Global Opportunity, Asset Growth and Asset Income are substantially the same as those of Global Allocation. For a complete discussion of the four classes of shares and the purchase and distribution procedures related thereto, see "Your Account--Merrill Lynch Select Pricing(SM) System" and "How to Buy, Sell, Transfer and Exchange Shares" in each Fund's Prospectus.

Redemption of Shares

      The procedure for redeeming shares of Global Allocation is substantially the same as the procedure for redeeming shares of Global Opportunity, Asset Growth and Asset Income. For purposes of computing any CDSC that may be payable upon disposition of Corresponding Shares of Global Allocation acquired by Global Opportunity, Asset Growth and Asset Income stockholders in the Reorganization, the holding period of Global Opportunity, Asset Growth and Asset Income shares outstanding on the date the Reorganization takes place will be tacked onto the holding period of the Corresponding Shares of Global Allocation acquired in the Reorganization. See "Redemption of Shares" in each Fund's Prospectus.

Performance

      General. The following tables provide performance information for each class of shares of each Fund, including and excluding maximum applicable sales charges, for the periods indicated. Past performance is not indicative of future performance.

                                Global Allocation
                           Average Annual Total Return

                                           Class A Shares        Class B Shares        Class C Shares             Class D Shares
                                         -----------------     -----------------     -------------------       -------------------
                                         Without     With      Without     With      Without       With        Without       With
                                          Sales      Sales      Sales      Sales      Sales        Sales        Sales        Sales
                                         Charge     Charge*    Charge     Charge*    Charge       Charge*      Charge       Charge*
Period                                      %          %          %          %          %            %            %            %
------                                   -------    ------     -------    ------     -------      ------       -------      ------
Year Ended 11/30/99 ................     +22.75     +16.31     +21.52     +17.52     +21.46       +20.46       +22.39       +15.96
Five Years Ended 11/30/99 ..........     +14.45     +13.22     +13.29     +13.29     +13.28       +13.28       +14.16       +12.93
Ten Years Ended  11/30/99 ..........     +13.53     +12.92     +12.38     +12.38     +12.60**     +12.60**     +13.49**     +12.30**

----------
 * Assumes the maximum applicable sales charge. The maximum initial sales charge on Class A and Class D shares is 5.25%. The maximum contingent deferred sales charge ("CDSC") on Class B shares is 4.0% and is reduced to 0% after 4 years. Class C shares are subject to a 1.0% CDSC for one year.
** Since Inception October 21, 1994.

                               Global Opportunity
                           Average Annual Total Return

                                           Class A Shares        Class B Shares        Class C Shares             Class D Shares
                                         -----------------     -----------------     -------------------       -------------------
                                         Without     With      Without     With      Without       With        Without       With
                                          Sales      Sales      Sales      Sales      Sales        Sales        Sales        Sales
                                         Charge     Charge*    Charge     Charge*    Charge       Charge*      Charge       Charge*
Period                                      %          %          %          %          %            %            %            %
------                                   -------    ------     -------    ------     -------      ------       -------      ------
Year Ended 11/30/99 ................     +17.26     +11.10     +15.96     +11.96     +15.82       +14.82       +16.87       +10.73
Inception** through 11/30/99 .......     +10.32      +9.09      +9.13      +9.13      +9.08        +9.08       +10.05        +8.83

----------
 * Assumes the maximum applicable sales charge. The maximum initial sales charge on Class A and Class D shares is 5.25%. The maximum CDSC on Class B shares is 4.0% and is reduced to 0% after 4 years. Class C shares are subject to a 1.0% CDSC for one year.
** February 1, 1995.

                                  Asset Growth
                           Average Annual Total Return

                                           Class A Shares        Class B Shares        Class C Shares             Class D Shares
                                         -----------------     -----------------     -------------------       -------------------
                                         Without     With      Without     With      Without       With        Without       With
                                          Sales      Sales      Sales      Sales      Sales        Sales        Sales        Sales
                                         Charge     Charge*    Charge     Charge*    Charge       Charge*      Charge       Charge*
Period                                      %          %          %          %          %            %            %            %
------                                   -------    ------     -------    ------     -------      ------       -------      ------
Year Ended 11/30/99 ................     +16.95     +10.81     +15.84     +11.84     +15.73       +14.73       +16.76       +10.63
Five Years Ended 11/30/99 ..........      +9.15      +7.97      +8.04      +8.04      +7.98        +7.98        +8.88        +7.71
Inception** through 11/30/99 .......      +7.60      +6.50      +6.52      +6.52      +6.97        +6.97        +7.85        +6.72

----------
 * Assumes the maximum applicable sales charge. The maximum initial sales charge on Class A and Class D shares is 5.25%. The maximum CDSC on Class B shares is 4.0% and is reduced to 0% after 4 years. Class C shares are subject to a 1.0% CDSC for one year.
** The Fund's inception periods are from 9/2/94 for Class A and Class B shares and from 10/21/94 for Class C and Class D shares.

                                  Asset Income
                           Average Annual Total Return

                                           Class A Shares        Class B Shares        Class C Shares             Class D Shares
                                         -----------------     -----------------     -------------------       -------------------
                                         Without     With      Without     With      Without       With        Without       With
                                          Sales      Sales      Sales      Sales      Sales        Sales        Sales        Sales
                                         Charge     Charge*    Charge     Charge*    Charge       Charge*      Charge       Charge*
Period                                      %          %          %          %          %            %            %            %
------                                   -------    ------     -------    ------     -------      ------       -------      ------
Year Ended 11/30/99 ................      +2.65      -1.46      +1.79      -1.98      +1.64        +0.70        +2.20        -1.89
Five Years Ended 11/30/99 ..........      +9.33      +8.44      +8.49      +8.49      +8.44        +8.44        +9.02        +8.13
Inception** through 11/30/99 .......      +8.53      +7.69      +7.71      +7.71      +7.99        +7.99        +8.56        +7.70

----------
 * Assumes the maximum applicable sales charge. The maximum initial sales charge on Class A and Class D shares is 4.0%. The maximum CDSC on Class B shares is 4.0% and is reduced to 0% after 4 years. Class C shares are subject to a 1.0% CDSC for one year.
** The Fund's inception periods are from 9/2/94 for Class A and Class B shares and from 10/21/94 for Class C and Class D shares.

Stockholder Rights

      Stockholders of Global Allocation are entitled to one vote for each share held and fractional votes for fractional shares held and will vote on the election of Directors and any other matter submitted to a stockholder vote. Global Allocation does not intend to hold meetings of stockholders in any year in which the Investment Company Act does not require stockholders to act upon any of the following matters: (i) election of Directors; (ii) approval of an investment advisory agreement; (iii) approval of distribution arrangements; and
(iv) ratification of selection of independent accountants. Voting rights for Directors are not cumulative. Shares of Global Allocation to be issued to stockholders of the Acquired Funds in the Reorganization will be fully paid and non-assessable, will have no preemptive rights, and will have the conversion rights described in this Joint Proxy Statement and Prospectus and in the Global Allocation Prospectus. Each share of Global Allocation common stock is entitled to participate equally in dividends declared by the Fund and in the net assets of the Fund on liquidation or dissolution after satisfaction of outstanding liabilities, except that Class B, Class C and Class D shares bear certain additional expenses. Rights attributable to shares of Global Opportunity, Asset Growth and Asset Income are identical to those described above.

Dividends

      The current policy of Global Opportunity, Asset Growth and Asset Income with respect to dividends is substantially the same as Global Allocation's policy. In addition, each Fund distributes all net realized long- or short-term capital gains, if any, to stockholders at least annually.

Automatic Dividend Reinvestment Plan

      Each of the Funds offers its stockholders an Automatic Dividend Reinvestment Plan (the "Plan") with substantially similar terms. Pursuant to the Plans, dividends will be automatically reinvested, without sales charge, in additional full and fractional shares of the relevant Fund unless a stockholder has elected to receive such dividends in cash. For further information about the Plans, See "Your Account--How to Buy, Sell, Transfer and Exchange Shares" in the Prospectus for each of the Funds.

      After the Reorganization, a Global Opportunity, Asset Growth or Asset Income stockholder who has elected to receive dividends in cash will continue to receive dividends in cash; all other Global Opportunity, Asset Growth or Asset Income stockholders will have their dividends automatically reinvested in shares of the Combined Fund. However, if a stockholder owns shares of Global Allocation and shares of one or more of the Acquired Funds, after the Reorganization the stockholder's election with respect to the dividends of Global Allocation will control unless the stockholder specifically elects a different option at that time.

Tax Information

      The tax consequences associated with investment in shares of Global Opportunity, Asset Growth and Asset Income are substantially the same as the tax consequences associated with investment in shares of Global Allocation. See "Summary--Tax Considerations" and "The Reorganization--Tax Consequences of the Reorganization" herein and "Your Account--Dividends and Taxes" in the Global Allocation Prospectus.

Portfolio Transactions

      The procedures for engaging in portfolio transactions are generally the same for all of the Funds. For a discussion of these procedures, See "Portfolio Transactions and Brokerage" in the Global Allocation Statement.

      Each Fund may effect portfolio transactions on foreign securities exchanges and may incur settlement delays on certain of such exchanges. In addition, costs associated with transactions in foreign securities are generally higher than such costs associated with transactions in U.S. securities.

Portfolio Turnover

      Generally, the Funds do not purchase securities for short-term trading profits. However, the Funds may dispose of securities without regard to the time that they have been held when such action, for defensive or other reasons, appears advisable to MLAM. The portfolio turnover rates for Global Opportunity for its fiscal years ended January 31, 1999 and 1998 were 134.89% and 99.11%, respectively. The portfolio turnover rates for Asset Growth for its fiscal years ended August 31, 1999 and 1998 were 141.99% and 104.48%, respectively. The portfolio turnover rates for Asset Income for its fiscal years ended December 31, 1999 and 1998 were % and 155.44%, respectively. The portfolio turnover rates for Global Allocation for its fiscal years ended October 31, 1999 and 1998 were 26.95% and 49.67%, respectively. A high portfolio turnover may involve certain tax consequences, such as an increase in capital gain dividends and may also involve correspondingly greater transactional costs in the form of dealer spreads and brokerage commissions, which are borne directly by the Fund.

Additional Information

      Net Asset Value. All of the Funds determine net asset value of each class of shares once daily Monday through Friday as of the close of business on the NYSE on each day during which the NYSE is open for trading based on prices at the time of closing. The NYSE generally closes at 4:00 p.m. Eastern time. Net asset value is computed by dividing the market value of the securities held by the Fund plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses) by the total number of shares outstanding at such time.

      Stockholder Services. Global Allocation offers a number of stockholder services and investment plans designed to facilitate investment in shares of the Fund. In addition, U.S. stockholders of each class of shares of Global Allocation have an exchange privilege with certain other MLAM-advised mutual funds. Stockholder services, including exchange privileges, available to stockholders of Global Opportunity, Asset Growth and Asset Income are substantially the same as those of Global Allocation. For a description of these services, see "Shareholder Services" in the Global Allocation Statement.

      Custodian. Brown Brothers Harriman & Co. ("Brown Brothers") acts as custodian for Global Allocation. Brown Brothers' principal business address is 40 Water Street, Boston, Massachusetts 02109. The Bank of New York, ("BONY") acts as custodian of the cash and securities of Asset Builder. The principal business address of BONY is 90 Washington Street, 12th Floor, New York, New York 11286. The Chase Manhattan Bank, N.A. ("Chase") acts as custodian of the cash and securities of both Asset Growth and Asset Income. The principal business address of Chase is 4 Metro Tech Center, 18th Floor, Brooklyn, New York 11245. It is presently anticipated that after the Reorganization Brown Brothers will serve as the custodian of the Combined Fund.

      Transfer Agent, Dividend Disbursing Agent and Registrar. Financial Data Services, Inc., 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484, an affiliate of MLAM, serves as the transfer agent, dividend disbursing agent and registrar with respect to each Fund (the "Transfer Agent"), at the same fee schedule, pursuant to separate registrar, transfer agency and service agreements with each of the Funds.

      Capital Stock. Global Opportunity has authorized capital of 28,750,000 shares of common stock, par value $0.10 per share, divided into four classes, designated Class A, Class B, Class C and Class D Common Stock and consists of 6,250,000 Class A shares, 10,000,000 Class B shares, 6,250,000 Class C shares and 6,250,000 Class D shares.

      Asset Growth has an authorized capital of 400,000,000 shares of common stock, par value $0.10 per share, divided into four classes, designated Class A, Class B, Class C and Class D common stock, of which each class consists of 100,000,000 shares.

      Asset Income has an authorized capital of 400,000,000 shares of common stock, par value $0.10 per share, divided into four classes, designated Class A, Class B, Class C and Class D common stock, of which each class consists of 100,000,000 shares.

      Global Allocation has an authorized capital of 3,550,000,000 shares of common stock, par value $0.10 per share, divided into four classes, designated Class A, Class B, Class C and Class D common stock, of which Class A consists of 450,000,000 shares, Class B consists of 2,000,000,000 shares, Class C consists of 200,000,000 shares and Class D consists of 900,000,000 shares.

      The rights and preferences attributable to the Class A, Class B, Class C and Class D shares of Asset Builder, Asset Growth and Asset Income are identical in all respects to those of the Class A, Class B, Class C and Class D shares of Global Allocation except that the Class B, C and D shares of Global Allocation, Asset Builder, Asset Growth and Asset Income bear certain expenses related to the account maintenance and/or distribution of such shares and have exclusive voting rights with respect to matters relating to such account maintenance and/or distribution expenditures. The expenses attributable to all classes of shares of Global Opportunity, Asset Growth and Global Allocation are the same. The distribution fees of the Class B and Class C shares of Asset Income are lower than the distribution fees associated with the Class B and Class C shares of the other Funds. After the Reorganization the holders of Class B or Class C shares of Asset Income will be subject to these higher ongoing distribution fees. It is anticipated that Asset Income stockholders will benefit, however, from being invested in a larger fund with lower overall operating expenses. In addition, Class B shares will convert to Class D shares, which have lower ongoing expenses, approximately eight years after purchase instead of approximately ten years after purchase. See "Summary--Pro Forma Fee Tables."

      Stockholder Inquiries. Stockholder inquiries with respect to Global Opportunity, Asset Growth, Asset Income and Global Allocation may be addressed to each Fund by telephone at (609) 282-2800 or at the address set forth on the cover page of this Proxy Statement and Prospectus.

                               THE REORGANIZATION

General

      Under the Agreement and Plan (attached hereto as Exhibit I), subject to receiving the requisite approval of the stockholders of an Acquired Fund, Global Allocation will acquire substantially all of the assets, and will assume substantially all of the liabilities, of that Acquired Fund in exchange solely for an equal aggregate value of Corresponding Shares. Upon receipt by the Acquired Fund of such Corresponding Shares, the Acquired Fund will distribute the Corresponding Shares to its stockholders as described below. The Reorganization may take place in three separate transactions at different times, and the consummation of one transaction is not dependent on the consummation of any other.

      Generally, the assets transferred by an Acquired Fund to Global Allocation will equal all investments of such Acquired Fund held in its portfolio after the close of business on the NYSE on the business day prior to the date the Reorganization takes place ("Valuation Time") and all other assets of such Acquired Fund as of such time.

      An Acquired Fund will distribute the Corresponding Shares of Global Allocation received by it pro rata to its stockholders in exchange for such stockholders' proportional interests in that Acquired Fund. The Corresponding Shares received by that Acquired Fund's stockholders will be of the same class and have the same aggregate net asset value as each such stockholder's interest in that Acquired Fund as of the Valuation Time. (See "Terms of the Agreement and Plan--Valuation of Assets and Liabilities" for information concerning the calculation of net asset value.) The distribution will be accomplished by opening new accounts on the books of Global Allocation in the names of all stockholders of that Acquired Fund including stockholders holding shares in certificate form, and transferring to each stockholder's account the Corresponding Shares representing such stockholder's interest previously credited to the account of that Acquired Fund. Stockholders holding shares of an Acquired Fund in certificate form may receive certificates representing the Corresponding Shares of Global Allocation credited to their account in respect of such Acquired Fund shares by sending the certificates representing the Acquired Fund shares to the Transfer Agent accompanied by a written request for such exchange.

      Since the Corresponding Shares will be issued at net asset value and the shares of an Acquired Fund will be valued at net asset value for the purposes of the exchange by the Acquired Fund stockholders of such shares for the Corresponding Shares, the holders of shares of an Acquired Fund will not be diluted as a result of the Reorganization. However, upon consummation of the Reorganization with respect to an Acquired Fund, a stockholder of that Acquired Fund likely would hold a reduced percentage of ownership in the Combined Fund than he or she did in the Acquired Fund prior to the Reorganization.

Procedure

      On January 12, 2000, the Boards of Directors of Asset Builder, Asset Growth and Asset Income, including all of the Directors who are not "interested persons," as defined in the Investment Company Act, approved the Agreement and Plan and the submission of such Agreement and Plan to Global Opportunity, Asset Growth and Asset Income stockholders for approval. The Board of Directors of Global Allocation, including all of the Directors who are not interested persons, approved the Agreement and Plan on January 20, 2000.

      If the stockholders of an Acquired Fund approve the Reorganization and all required regulatory approvals are obtained, the Reorganization will take place with respect to that Acquired Fund as early as possible in calendar year 2000.

      If the stockholders of one or more of the Acquired Funds do not approve the Reorganization, the Reorganization will take place with respect to those Funds whose stockholders have approved the Reorganization.

      The Board of Directors of Asset Builder recommends that Global Opportunity stockholders approve the Agreement and Plan.

      The Board of Directors of Asset Growth recommends that Asset Growth stockholders approve the Agreement and Plan.

      The Board of Directors of Asset Income recommends that Asset Income stockholders approve the Agreement and Plan.

Terms of the Agreement and Plan

      The following is a summary of the significant terms of the Agreement and Plan. This summary is qualified in its entirety by reference to the Agreement and Plan, attached hereto as Exhibit I.

      Valuation of Assets and Liabilities. The respective assets of Global Opportunity, Asset Growth, Asset Income and Global Allocation will be valued as of the Valuation Time. The assets in each Fund will be valued according to the procedures set forth under "Your Account--How Shares Are Priced" in the Global Allocation Prospectus. Purchase orders for Global Opportunity, Asset Growth or Asset Income shares which have not been confirmed as of the Valuation Time will be treated as assets of Global Opportunity, Asset Growth or Asset Income for purposes of the Reorganization; redemption requests which have not settled as of the Valuation Time will be treated as liabilities for purposes of the Reorganization.

      Distribution of Corresponding Shares. On the next full business day following the Valuation Time (the "Exchange Date"), Global Allocation will issue to Asset Builder, Asset Growth and Asset Income a number of shares the aggregate net asset value of which will equal the respective aggregate net asset values of shares of Global Opportunity, Asset Growth and Asset Income as of the Valuation Time. Each holder of Global Opportunity, Asset Growth and Asset Income shares will receive, in exchange for his or her proportionate interest in Global Opportunity, Asset Growth or Asset Income, Corresponding Shares of the same class and having the same aggregate net asset value as the Global Opportunity, Asset Growth or Asset Income shares held by such stockholder as of the Valuation Time.

     Expenses. The expenses of the Reorganization that are directly attributable to each Acquired Fund and the conduct of its business will be deducted from the assets of that Fund as of the Valuation Time. These expenses are expected to include the expenses incurred in preparing, printing and mailing the proxy materials to be utilized in connection with the special meetings of stockholders and the expenses related to the solicitation of proxies to be voted at those meetings. Each Acquired Fund will bear its pro rata share of such expenses based on the number of stockholder accounts. The expenses attributable to Global Allocation include the costs of printing sufficient copies of its Prospectus and Annual Report to accompany the Joint Proxy Statement and Prospectus. The expenses of the Reorganization, including expenses in connection with obtaining the IRS ruling, the preparation of the Agreement and Plan, legal fees and audit fees, will be borne equally by each Fund. MLAM has agreed to bear the expenses of the Reorganization attributable to Global Allocation.

      Required Approvals. Under the Articles of Incorporation (as amended to date) of each Acquired Fund and relevant Maryland law, stockholder approval of the Agreement and Plan with respect to an Acquired Fund requires the affirmative vote of stockholders of that Acquired Fund representing a majority of the total number of votes of that Acquired Fund entitled to be cast thereon.

      Termination and Deregistration of the Acquired Funds. Following the transfer of the assets and liabilities of an Acquired Fund to Global Allocation and distribution of Corresponding Shares of Global Allocation to that Acquired Fund's stockholders, (i) Asset Income and Asset Growth will each terminate their registrations under the Investment Company Act and their incorporation under Maryland law, and (ii) Asset Builder will take action to terminate the Global Opportunity series under Maryland law.

      Amendments and Conditions. The Agreement and Plan may be amended at any time prior to the Exchange Date with respect to any of the terms therein. The obligations of an Acquired Fund and Global Allocation pursuant to the Agreement and Plan are subject to various conditions, including a registration statement on Form N-14 being declared effective by the Commission, approval of the Reorganization by that Acquired Fund's stockholders, a favorable IRS ruling or an opinion of counsel being received as to tax matters, an opinion of counsel being received as to securities matters and the continuing accuracy of various representations and warranties of that Acquired Fund and Global Allocation being confirmed by the respective parties.

      Postponement, Termination. The Agreement and Plan may be terminated, and the Reorganization with respect to an Acquired Fund abandoned at any time, whether before or after adoption thereof by the stockholders of that Acquired Fund, prior to the Exchange Date or the Exchange Date may be postponed: (i) by mutual consent of the Boards of Directors of Global Allocation and that Acquired Fund; (ii) by the Board of Directors of the Acquired Fund if any condition to such Acquired Fund's obligations has not been fulfilled or waived by such Board; or (iii) by the Board of Directors of Global Allocation if any condition to Global Allocation's obligations has not been fulfilled or waived by such Board.

Potential   Benefits  to   Stockholders   of  the  Funds  as  a  Result  of  the
Reorganization

      MLAM and the Board of Directors of each Acquired Fund have determined that stockholders are likely to benefit from the Reorganization. With respect to Global Opportunity and Asset Growth, following the Reorganization, their respective stockholders will remain invested in an open-end fund that has investment objectives and policies similar to those of such Funds. In addition, the stockholders of each of the Acquired Funds are likely to experience certain additional benefits, including lower expenses per share, economies of scale and greater flexibility in portfolio management.

      As previously stated, since the commencement of their operations, MLAM has voluntarily waived all of its investment advisory fees and reimbursed certain other expenses with respect to Asset Income, and voluntarily waived all of its investment advisory fees with respect to Asset Growth. In addition MLAM has agreed to voluntarily waive a portion of its fee with respect to Global Allocation so that MLAM receives a fee at the annual rate of 0.75% of the average daily net assets of Global Allocation for the first $2.5 billion; 0.70% of the average daily net assets from $2.5 billion to $5.0 billion; 0.65% of the average daily net assets from $5.0 billion to $7.5 billion; 0.625% of the average daily net assets from $7.5 billion to $10 billion; and 0.60% of the average daily net assets above $10 billion. MLAM is not currently waiving any portion of its investment advisory fee or reimbursing any expenses with respect to Global Opportunity. The table below sets forth the total operating expense ratio of each of the Funds and the Pro Forma Global Allocation both including and excluding any applicable fee waivers and excluding any distribution and account maintenance fees.

                                                           Total Operating         Total Operating
                                   Net Assets as of         Expense Ratio           Expense Ratio
                                   November 30, 1999   (excluding fee waivers)  (including fee waivers)
                                   -----------------   -----------------------  -----------------------
Global Allocation .............     $7,412,643,580              0.97%                    0.92%
Asset Income ..................     $   10,383,739              3.99%                    0.50%
Asset Growth ..................     $    6,622,246              4.98%                    4.23%
Global Opportunity ............     $   62,393,855              1.69%                    1.69%
Pro Forma Global Allocation....     $7,492,043,420              0.97%                    0.92%

      MLAM may discontinue waiving its fee with respect to Global Allocation, Asset Income and Asset Growth and reimbursing expenses with respect to Asset Income. In the event that all waivers and reimbursements with respect to the Funds, including Global Allocation, were discontinued, after the Reorganization, on a pro forma basis, the total operating expenses of the Combined Fund, as a percentage of net assets, would be 0.97% which is 3.02% lower than the ratio of Asset Income's current operating expenses to net assets, 4.01% lower than the ratio of Asset Growth's current operating expenses to net assets, and 0.72% lower than the ratio of Global Opportunity's current operating expenses to net assets. This ratio represents no change for Global Allocation. MLAM believes that the decreases are attributable to the fact that certain fixed costs, such as costs of printing stockholder reports and proxy statements, legal expenses, audit fees, registration fees, mailing costs and other expenses would be spread across a larger asset base, thereby lowering the expense ratio borne by stockholders of the Acquired Funds as part of the Combined Fund. This information is based on the aggregate net assets of the Funds; for information on a class basis which excludes fee waivers, see "Summary--Pro Forma Fee Tables."

      MLAM believes that the Reorganization is in the best interests of the stockholders of each of the Funds.

      Based on the foregoing, the Boards of Directors of Asset Builder, Asset Growth and Asset Income concluded that the Reorganization presents no significant risks or costs (including legal, accounting and administrative costs) that would outweigh the benefits discussed above. In approving the Reorganization, the Board of Directors of each of the Funds determined that the interests of existing stockholders of the Fund would not be diluted as a result of the Reorganization.

Tax Consequences of the Reorganization

      General. The Reorganization has been structured with the intention that it qualify for Federal income tax purposes as a tax-free reorganization under
Section 368(a)(1)(C) of the Code. Global Allocation and each Acquired Fund have elected and qualified for the special tax treatment afforded "regulated investment companies" under the Code, and Global Allocation intends to continue to so qualify after the Reorganization. The

Funds have jointly requested a private letter ruling from the IRS to the effect that for Federal income tax purposes: (i) the transfer by each Acquired Fund of substantially all of its assets to Global Allocation in exchange solely for shares of Global Allocation as provided in the Agreement and Plan will constitute a reorganization within the meaning of Section 368(a)(1)(C) of the Code, and each Fund will be deemed to be a "party" to the Reorganization within the meaning of Section 368(b); (ii) in accordance with Section 361(a) of the Code, no gain or loss will be recognized by an Acquired Fund as a result of the asset transfer solely in exchange for Global Allocation shares or on the distribution of the Global Allocation stock to its stockholders under Section 361(c)(1); (iii) under Section 1032 of the Code, no gain or loss will be recognized by Global Allocation on the receipt of assets of an Acquired Fund in exchange for Global Allocation shares; (iv) in accordance with Section 354(a)(1) of the Code, no gain or loss will be recognized by the stockholders of an Acquired Fund on the receipt of Corresponding Shares of Global Allocation in exchange for their shares of the Acquired Fund; (v) in accordance with Section 362(b) of the Code, the tax basis of an Acquired Fund's assets in the hands of Global Allocation will be the same as the tax basis of such assets in the hands of the Acquired Fund immediately prior to the consummation of the Reorganization; (vi) in accordance with Section 358 of the Code, immediately after the Reorganization, the tax basis of the Corresponding Shares of Global Allocation received by the stockholders of an Acquired Fund in the Reorganization will be equal to the tax basis of the shares of the Acquired Fund surrendered in exchange; (vii) in accordance with Section 1223 of the Code, a stockholder's holding period for the Corresponding Shares of Global Allocation will be determined by including the period for which such stockholder held the Acquired Fund shares exchanged therefor, provided, that such shares were held as a capital asset; (viii) in accordance with Section 1223 of the Code, Global Allocation's holding period with respect to an Acquired Fund's assets transferred will include the period for which such assets were held by the Acquired Fund; and (ix) the taxable year of each Acquired Fund will end on the effective date of the Reorganization, and pursuant to Section 381(a) of the Code and regulations thereunder, Global Allocation will succeed to and take into account certain tax attributes of each Acquired Fund, such as earnings and profits, capital loss carryovers and method of accounting.

      Asset Income has significant undistributed net realized capital losses as of November 30, 1999, which are completely offset by net unrealized appreciation as of the same date. Global Allocation has some undistributed net realized capital gains as of November 30, 1999 and also has a significant amount of net unrealized appreciation as of the same date. After the Reorganization, Acquired Fund stockholders will share in the net unrealized appreciation of Global Allocation, and to the extent such appreciation is realized, will be subject to any tax consequences related to that appreciation. Also, after the Reorganization, current Global Allocation stockholders as well as stockholders of the other Acquired Funds will benefit from the ability of Global Allocation to share in a portion of the undistributed net realized capital losses of Asset Income, which can be used to offset realized capital gains. It is anticipated that over time the reduction in expenses experienced by Acquired Fund stockholders as a result of the Reorganization will offset in whole or in part any potential increased tax liability.

      Status as a Regulated Investment Company. Global Allocation and each Acquired Fund have elected and qualified to be taxed as regulated investment companies under Sections 851-855 of the Code, and after the Reorganization Global Allocation intends to continue to operate so as to qualify as a regulated investment company.

Capitalization

      The following table sets forth as of November 30, 1999: (i) the capitalization of Global Opportunity, Asset Growth and Asset Income (ii) the capitalization of Global Allocation and (iii) the pro forma capitalization of the Combined Fund as adjusted to give effect to the Reorganization assuming all three transactions were consummated as of that date.

   Pro Forma Capitalization of Global Opportunity, Asset Growth, Asset Income,
           Global Allocation and Combined Fund as of November 30, 1999

                                                        Global Opportunity
                                 ---------------------------------------------------------------
                                    Class A          Class B         Class C          Class D
                                 --------------   --------------   ------------   --------------
Total Net Assets: .............        $191,933      $40,826,756    $18,301,949       $3,073,217
Shares Outstanding: ...........          14,125        3,088,979      1,388,448          227,423
  Net Asset Value Per Share:...          $13.59           $13.22         $13.18           $13.51

                                                         Asset Growth
                                 ---------------------------------------------------------------
                                    Class A          Class B         Class C          Class D
                                 --------------   --------------   ------------   --------------
Total Net Assets: .............        $615,126       $5,320,772       $411,899         $274,449
Shares Outstanding: ...........          52,234          459,258         35,775           23,223
  Net Asset Value Per Share:...          $11.78           $11.59         $11.51           $11.82

                                                          Asset Income
                                 ---------------------------------------------------------------
                                    Class A          Class B         Class C          Class D
                                 --------------   --------------   ------------   --------------
Total Net Assets: .............        $315,008       $7,820,626       $663,756       $1,584,349
Shares Outstanding: ...........          31,056          772,137         65,502          156,510
  Net Asset Value Per Share: ..          $10.14           $10.13         $10.13           $10.12

                                                         Global Allocation
                                 ---------------------------------------------------------------
                                    Class A          Class B         Class C          Class D
                                 --------------   --------------   ------------   --------------
Total Net Assets: .............  $1,325,663,419   $4,510,365,498   $325,149,008   $1,251,465,655
Shares Outstanding: ...........      87,907,547      305,013,247     22,286,658       83,167,758
  Net Asset Value Per Share: ..          $15.08           $14.79         $14.59           $15.05


                                                           Combined Fund*
                                 ---------------------------------------------------------------
                                    Class A          Class B         Class C          Class D
                                 --------------   --------------   ------------   --------------
Total Net Assets: .............  $1,326,785,486   $4,564,333,652   $344,526,612   $1,256,397,670
Shares Outstanding: ...........      87,983,122      308,609,442     23,613,887       83,481,573
  Net Asset Value Per Share: ..          $15.08           $14.79         $14.59           $15.05

----------
* Total Net Assets and Net Asset Value Per Share includes the aggregate value of the net assets of Global Opportunity, Asset Growth and Asset Income which would have been transferred to Global Allocation had all three transactions comprising the Reorganization been consummated on November 30, 1999. Data does not take into account expenses incurred in connection with the Reorganization or the actual number of shares that would have been issued. No assurance can be given as to how many shares of Global Allocation the stockholders of Global Opportunity, Asset Growth and Asset Income will receive on the date the Reorganization takes place, and the foregoing should not be relied upon to reflect the number of shares of Global Allocation that actually will be received on or after such date.

                   INFORMATION CONCERNING THE SPECIAL MEETINGS

Date, Time and Place of Meetings

      The Meetings will be held on April 26, 2000, at the offices of Merrill Lynch Asset Management, L.P., 800 Scudders Mill Road, Plainsboro, New Jersey at Eastern time (for Asset Builder), Eastern time (for Asset Growth) and Eastern time (for Asset Income).

Solicitation, Revocation and Use of Proxies

      A stockholder executing and returning a proxy has the power to revoke it at any time prior to its exercise by executing a superseding proxy or by submitting a notice of revocation to the Secretary of the appropriate Fund. Although mere attendance at the Meetings will not revoke a proxy, a stockholder present at the Meeting may withdraw his proxy and vote in person.

      All shares represented by properly executed proxies, unless such proxies previously have been revoked, will be voted at the Meetings in accordance with the directions on the proxies; if no direction is indicated on a properly executed proxy, such shares will be voted "FOR" the approval of the Agreement and Plan.

      It is not anticipated that any matters other than the adoption of the Agreement and Plan will be brought before the Meetings. If, however, any other business properly is brought before the Meetings, proxies will be voted in accordance with the judgment of the persons designated on such proxies.

Record Date and Outstanding Shares

      Only holders of record of shares of Global Opportunity, Asset Growth and Asset Income at the close of business on March 15, 2000 (the "Record Date") are entitled to vote at the Meetings or any adjournment thereof. At the close of business on the Record Date, for each Acquired Fund the number of shares of common stock issued and outstanding and entitled to vote is shown below.

      Global Opportunity
      Asset Growth
      Asset Income

Security Ownership of Certain Beneficial Owners and Management of Global Opportunity, Asset Growth, Asset Income and Global Allocation

      To the knowledge of Global Opportunity, as of the Record Date, no person or entity owned beneficially or of record 5% or more of any class of shares of Global Opportunity or of all classes of Global Opportunity shares in the aggregate.

      At the Record Date, the Directors and officers of Asset Builder as a group (16 persons) owned an aggregate of less than 1% of the outstanding shares of Global Opportunity. At such date, Mr. Glenn, the President and a Director of Asset Builder, Mr. Zeikel, a Director of Asset Builder, and the other Directors and officers of Asset Builder owned an aggregate of less than 1% of the outstanding shares of common stock of ML & Co.

      To the knowledge of Asset Growth, as of the Record Date, no person or entity owned beneficially or of record 5% or more of any class of shares of Asset Growth or of all classes of Asset Growth shares in the aggregate with the exception of:

      Name and Address                                       Percent and Class
      ----------------                                       -----------------

      Merrill Lynch Trust Co.                                54.00% Class A
      P.O. Box 30532
      New Brunswick, NJ 08989

      Merrill Lynch Trust Co. of America, Trustee            10.77% Class A
      FBO MLSIP Investment Acct.
      P.O. Box 30532
      New Brunswick, NJ 08989

      Merrill Lynch Trust Co. of America, Trustee            5.33% Class A
      FBO Employee Savings Plan of Mobil Oil Corp.
      P.O. Box 30532
      New Brunswick, NJ 08989

      Merrill Lynch Trust Co.                                19.80% Class D
      P.O. Box 30532
      New Brunswick, NJ 08989

      Merrill Lynch Asset Management L.P.                    13.61% Class A
      P.O. Box 9011
      Princeton, NJ  08543-9011

      Name and Address                                       Percent and Class
      ----------------                                       -----------------

      Juanita H. Loveranes and                               13.06% Class A
      Mariano D. Loveranes A TBE
      13466 Route 6
      Corry, PA  16407

      Judy C. Bishop                                         6.53% Class A
      P.O. Box 1165
      Trinity, TX  75862

      Merrill Lynch Trust Company                            19.61% Class B
      P.O. Box 30532
      New Brunswick, NJ  08989

      At the Record Date, the Directors and officers of Asset Growth as a group (12 persons) owned an aggregate of less than 1% of the outstanding shares of Asset Growth. At such date, Mr. Glenn, the President and a Director of Asset Growth, Mr. Zeikel, a Director of Asset Growth and the other Directors and officers of Asset Growth owned an aggregate of less than 1% of the outstanding shares of common stock of ML & Co.

      To the knowledge of Asset Income, as of the Record Date, no person or entity owned beneficially or of record 5% or more of any class of shares of Asset Income or of all classes of Asset Income shares in the aggregate with the exception of:

      Name and Address                                       Percent and Class
      ----------------                                       -----------------

      Vivian S. Pawley TTEE U/A DTD 9/4/92                   19.5% Class A
      by Lawrence W. & Vivian S. Pawley Rev Trust,
      41 Newgate PI
      Liberty Twp. OH 45044

      Merrill Lynch Asset Management, L.P.                   18.9% Class A
      P.O. Box 9011
      Princeton, NJ 08543

      Robert C. Dunlap Jr. TTEE                              11.8% Class A
      Loften Boyd Donlap TTEE
      U/W Rachael B Dunlap,
      Rt 2 Box 70C
      Buffalo, TX 75831

      Donna Gomez IRRA                                       10.7% Class A
      FBO Donna Gomez
      P.O. Box 917
      Dulce, NM 87528

      Stanford S. Davidson IRA                               9.6% Class A
      FBO Stanford S. Davidson
      234 Lyman Hall
      Savannah, GA  31410

      Hamilton Resources Corp.                               13.4% Class B
      401K Profit Sharing Trust
      U/A 10/01/1998
      4000 Legato Rd. #800
      Fairfax, VA  22033

      Bruce E. Stille IRRA                                   7.7% Class C
      FBO Bruce E. Stille
      Rte. 6 Box 560
      Macon, GA  31201

      Name and Address                                       Percent and Class
      ----------------                                       -----------------

      Frederick A. Walker IRRA                               6.7% Class C
      FBO Frederick A Walker
      P.O. Box 1525
      Carmel, CA 93921

      Olcie L. Wilson Jr. IRA                                6.3% Class C
      FBO Olcie L Wilson Jr
      4392 Richwood Place
      Memphis, TN  38125

      Merrill Lynch Trust Company of America, Trustee        44.1% Class C
      FBO Hunter Automated Machinery Corp.
      Attn: Central Region
      P.O. Box 30532
      New Brunswick, NJ 08989

      Merrill Lynch Trust Company of America, Trustee        5.0% Class D
      FBO Interlaken Capital Retirement
      Attn: East Region
      P.O. Box 30532
      New Brunswick, NJ 08989

      E. Clay Jorgenson SEP                                  5.0% Class D
      FBO Dr E. Clay Jorgenson
      225 Nolan Brown Pl.
      Cheney, WA  99004

      At the Record Date, the Directors and officers of Asset Income as a group (11 persons) owned an aggregate of less than 1% of the outstanding shares of Asset Income. At such date, Mr. Glenn, the President and a Director of Asset Income, Mr. Zeikel, a Director of Asset Income, and the other Directors and officers of Asset Income owned an aggregate of less than 1% of the outstanding shares of common stock of ML & Co.

      To the knowledge of Global Allocation, as of the Record Date, no person or entity owned beneficially or of record 5% or more of any class of shares of Global Allocation or of all classes of Global Allocation shares in the aggregate.

      At the Record Date, the officers and Directors of Global Allocation as a group (8 persons) owned an aggregate of less than 1% of the outstanding shares of Global Allocation. At such date, Mr. Glenn, the President and a Director of Global Allocation, Mr. Zeikel, a Director of Global Allocation, and the other Directors and officers of Global Allocation owned less than 1% of the outstanding shares of stock of ML & Co.

Voting Rights and Required Vote

      For purposes of this Proxy Statement and Prospectus, each share of each class of Global Opportunity, Asset Growth and Asset Income is entitled to one vote. With respect to each Acquired Fund, approval of the Agreement and Plan by that Fund requires the affirmative vote of the stockholders of that Acquired Fund representing a majority of the total votes entitled to be cast thereon, with all shares voting as a single class.

      Under Maryland law, stockholders of a registered open-end investment company such as Asset Builder, Asset Growth and Asset Income are not entitled to demand the fair value of their shares upon a transfer of assets and will be bound by the terms of the Reorganization if approved at the Meetings. However, any stockholder of Global Opportunity, Asset Growth and Asset Income may redeem his or her respective shares prior to the Reorganization.

      A quorum for purposes of the Meeting of each Acquired Fund consists of a majority of the shares entitled to vote at the Meeting, present in person or by proxy. If, by the time scheduled for the Meetings, a quorum of the stockholders of one of the Acquired Funds is not present or if a quorum is present but sufficient votes in favor of the Agreement and Plan are not received from the stockholders of Global Opportunity, Asset Growth or Asset Income, as the case may be, the persons named as proxies may propose one or more adjournments of the Meetings with respect to that Acquired Fund to permit further solicitation of proxies from stockholders of that Fund. Any such adjournment will require the affirmative vote of a majority of the shares of that Fund present in person or by proxy and entitled to vote at the session of the Meeting to be adjourned. The persons named as proxies will vote in favor of any such adjournment if they determine that adjournment and additional solicitation are reasonable and in the interests of the Fund's stockholders.

      If the Reorganization is approved by the stockholders of one or two but not all of the Acquired Funds, subject to obtaining any other required approvals, the Reorganization will be consummated as to that Fund or Funds in accordance with the terms of the Agreement and Plan. The meeting of the stockholders of the non-approving Fund would be adjourned to allow further solicitation of stockholders in order to secure the required vote. The Reorganization would then be consummated as to that Fund at a later date.

                             ADDITIONAL INFORMATION

      The expenses of preparation, printing and mailing of the enclosed form of proxy, the accompanying Notice and Joint Proxy Statement will be borne pro rata by the Acquired Funds based on the number of stockholder accounts. Such expenses are currently estimated to be $196,000.

      Global Opportunity, Asset Growth and Asset Income likewise will reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation materials to the beneficial owners of shares of Global Opportunity, Asset Growth and Asset Income and certain persons that these Funds may employ for their reasonable expenses in assisting in the solicitation of proxies from such beneficial owners of shares of these Funds.

      In order to obtain the necessary quorum at the Meetings, supplementary solicitation may be made by mail, telephone, telegraph or personal interview by officers of Asset Builder, Asset Growth and Asset Income. Asset Builder, Asset Growth and Asset Income have retained, at their expense, Shareholder Communication Corporation, with offices at 17 State Street, New York, New York 10004, to aid in the solicitation of proxies at a cost of approximately $10,000, plus out-of-pocket expenses.

      Broker-dealer firms, including Merrill Lynch, holding shares of Global Opportunity, Asset Growth and Asset Income in "street name" for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares before the Meeting. Broker-dealer firms, including Merrill Lynch, will not be permitted to vote without instructions with respect to the approval of the Agreement and Plan. Properly executed proxies which are returned but which are marked "abstain" or with respect to which a broker-dealer has received no instructions and therefore has declined to vote on the proposal ("broker non-votes") will be counted as present for the purposes of determining a quorum. However, abstentions and broker non-votes will have the same effect as a vote against the Agreement and Plan.

      This Proxy Statement and Prospectus does not contain all of the information set forth in the registration statements and the exhibits relating thereto which Asset Builder, Asset Growth, Asset Income and Global Allocation, respectively, have filed with the Commission, under the Securities Act and the Investment Company Act, to which reference is hereby made.

      Asset Builder, Asset Growth, Asset Income and Global Allocation all file reports and other information with the Securities and Exchange Commission. Reports, proxy statements, registration statements and other information filed by Asset Builder, Asset Growth, Asset Income and Global Allocation can be inspected and copied at the public reference facilities of the Commission in Washington, D.C. and at the New York Regional Office of the Commission at Seven World Trade Center, New York, New York 10048. Copies of such materials also can be obtained by mail from the Public Reference Branch, Office of Consumer Affairs and Information Services, Commission, Washington, D.C. 20549, at prescribed rates. The Commission maintains a web site (http://www.sec.gov) that contains the Statement of Additional Information, the Global Allocation Prospectus, the Global Allocation Statement, the Asset Builder Prospectus, the Asset Builder Statement, the Asset Growth Prospectus, the Asset Growth Statement, the Asset Income Prospectus, the Asset Income Statement and other material incorporated by reference and other information regarding the Funds.

                                LEGAL PROCEEDINGS

      There are no material legal proceedings to which Asset Builder, Asset Growth, Asset Income or Global Allocation is a party.

                                 LEGAL OPINIONS

      Certain legal matters in connection with the Reorganization will be passed upon for Asset Builder and Global Allocation by Brown & Wood LLP, One World Trade Center, New York, New York 10048 and for Asset Growth and Asset Income by Clifford Chance Rogers & Wells LLP, 200 Park Avenue, New York, New York 10166. Clifford Chance Rogers & Wells LLP will rely as to matters of Maryland law on the opinion of Brown & Wood LLP, 1666 K Street, N.W., Washington, D.C. 20006-1208.

                                     EXPERTS

      The financial highlights of Global Opportunity, Asset Growth, Asset Income and Global Allocation included in this Joint Proxy Statement and Prospectus, except for the financial highlights for the six-month period ended July 31, 1999 for Global Opportunity, have been so included in reliance on the reports of Deloitte & Touche LLP ("D&T"), independent auditors, given on their authority as experts in auditing and accounting. The principal business address of D&T is Princeton Forrestal Village, 116-300 Village Boulevard, Princeton, New Jersey 08540-6400. D&T will serve as the independent auditors for the Combined Fund after the Reorganization.

                              STOCKHOLDER PROPOSALS

      A stockholder proposal intended to be presented at any subsequent meetings of stockholders of Asset Builder, Asset Growth and Asset Income must be received by Asset Builder, Asset Growth and Asset Income in a reasonable time before the Boards of Directors' solicitation relating to such meeting is to be made in order to be considered in such Fund's proxy statement and form of proxy relating to the meeting.

                                    By Order of the Boards of Directors,

                                    BARBARA G. FRASER
                                    Secretary
                                       Merrill Lynch Asset Builder Program, Inc.
                                       Merrill Lynch Asset Growth Fund, Inc.
                                       Merrill Lynch Asset Income Fund, Inc.

                                                                       EXHIBIT I

                      AGREEMENT AND PLAN OF REORGANIZATION

      THIS AGREEMENT AND PLAN OF REORGANIZATION (this "Agreement") is made as of
the       th day of           , 2000, by and between Merrill Lynch Asset Builder
Program, Inc., a Maryland corporation ("Asset Builder"), Merrill Lynch Asset Income Fund, Inc. a Maryland corporation ("Asset Income"), Merrill Lynch Asset Growth Fund, Inc., a Maryland corporation ("Asset Growth"), and Merrill Lynch Global Allocation Fund, Inc., a Maryland corporation ("Global Allocation").

                             PLAN OF REORGANIZATION

      The reorganization will comprise the following:

      (a)(1) the acquisition by Global Allocation of substantially all of the assets, and the assumption of substantially all of the liabilities, of Global Opportunity, a portfolio of Asset Builder, in exchange solely for an equal aggregate value of newly issued shares of Global Allocation's common stock, with a par value of $.10 per share, and (2) the subsequent distribution of Corresponding Shares (defined below) of Global Allocation to Global Opportunity stockholders in exchange for their shares of common stock of Global Opportunity, with a par value of $.10 per share;

      (b)(1) the acquisition by Global Allocation of substantially all of the assets, and the assumption of substantially all of the liabilities, of Asset Income, in exchange solely for an equal aggregate value of newly issued shares of Global Allocation's common stock, with a par value of $.10 per share, and (2) the subsequent distribution of Corresponding Shares (defined below) of Global Allocation to Asset Income stockholders in exchange for their shares of common stock of Asset Income, with a par value of $.10 per share; and

      (c)(1) the acquisition by Global Allocation of substantially all of the assets, and the assumption of substantially all of the liabilities, of Asset Growth, in exchange solely for an equal aggregate value of newly issued shares of Global Allocation's common stock, with a par value of $.10 per share, and (2) the subsequent distribution of Corresponding Shares (defined below) of Global Allocation to Asset Growth stockholders in exchange for their shares of common stock of Asset Growth, with a par value of $.10 per share.

      The transaction described in each of the paragraphs (a), (b) and (c) above may be consummated upon and subject to the terms hereinafter set forth without the consummation of the transactions described in the other paragraphs and would be referred to singly or collectively as the "Reorganization." Asset Builder and Global Opportunity are sometimes referred to herein as "Global Opportunity;" Global Opportunity, Asset Income, Asset Growth and Global Allocation are sometimes referred to herein collectively as the "Funds;" and Global Opportunity, Asset Income and Asset Growth are sometimes referred to herein collectively as the "Acquired Funds."

      In the course of the Reorganization, shares of Global Allocation will be distributed to stockholders of each Acquired Fund as follows: each holder of Acquired Fund shares will be entitled to receive shares of that class of Global Allocation having the same letter designation (e.g., Class A, Class B, Class C or Class D) ("Corresponding Shares"), as the shares of that Acquired Fund owned by such stockholder as of the Valuation Time (as defined in Section 5(c) of this Agreement). The aggregate net asset value of the Corresponding Shares of Global Allocation to be received by each stockholder of an Acquired Fund will equal the aggregate net asset value of the shares of that Acquired Fund owned by such stockholder as of the Valuation Time. In consideration therefor, on the Exchange Date (as defined in Section 9 of this Agreement), Global Allocation shall acquire substantially all of the assets of each Acquired Fund and assume substantially all of that Acquired Fund's obligations and liabilities then existing, whether absolute, accrued, contingent or otherwise. It is intended that the Reorganization described in this Plan shall be a reorganization within the meaning of Section 368(a)(1)(C) of the Internal Revenue Code of 1986, as amended (the "Code"), and any successor provision.

      As promptly as practicable after the consummation of the Reorganization, the Directors of Asset Income and Asset Growth shall take such action necessary to dissolve each of those Funds in accordance with the laws of the State of Maryland and to terminate each of their registrations under the Investment Company Act of 1940, as amended (the "1940 Act") and the Directors of Asset Builder shall take such action necessary to terminate Global Opportunity as a series of Asset Builder in accordance with the laws of the State of Maryland.

                                    AGREEMENT

      In order to consummate the Reorganization and in consideration of the premises and the covenants and agreements hereinafter set forth, and intending to be legally bound, each of the Funds hereby agrees as follows:

1.    Representations and Warranties of Asset Builder.

      Asset  Builder   represents  and  warrants  to,  and  agrees  with  Global
Allocation that:

      (a) Asset Builder is a corporation duly organized, validly existing and in good standing in conformity with the laws of the State of Maryland, and has the power to own all of its assets and to carry out this Agreement. Asset Builder has all necessary Federal, state and local authorizations to carry on its business as it is now being conducted and to carry out this Agreement.

      (b) Asset Builder is duly registered under the 1940 Act as an open-end management investment company (File No. 811-7177), and such registration has not been revoked or rescinded and is in full force and effect. Asset Builder has elected and qualified Global Opportunity for the special tax treatment afforded regulated investment companies ("RICs") under Sections 851-855 of the Code at all times since Global Opportunity's inception and intends to continue to so qualify Global Opportunity for the taxable year in which the Exchange Date occurs.

      (c) As used in this Agreement, the term "Global Opportunity Investments" shall mean (i) the investments of Global Opportunity shown on the schedule of its investments as of the Valuation Time (as defined in Section 5(c) of this Agreement) furnished to Global Allocation; and (ii) all other assets owned by Global Opportunity or liabilities incurred as of the Valuation Time.

      (d) Asset Builder has full power and authority to enter into and perform its obligations under this Agreement. The execution, delivery and performance of this Agreement has been duly authorized by all necessary action of its Board of Directors, and this Agreement constitutes a valid and binding contract enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, moratorium, fraudulent conveyance and similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto.

      (e) Global Allocation has been furnished with a statement of assets and liabilities and a schedule of investments of Global Opportunity, each as of January 31, 1999, said financial statements having been audited by Deloitte & Touche LLP, independent public accountants. An unaudited statement of assets and liabilities of Global Opportunity and an unaudited schedule of investments of Global Opportunity, each as of the Valuation Time, will be furnished to each of Asset Income, Asset Growth and Global Allocation at or prior to the Exchange Date for the purpose of determining the number of shares of Global Allocation to be issued pursuant to Section 6 of this Agreement; and each will fairly present the financial position of Global Opportunity as of the Valuation Time in conformity with generally accepted accounting principles applied on a consistent basis.

      (f) Global Allocation has been furnished with Asset Builder's Annual Report to Stockholders for the year ended January 31, 1999 and any subsequent Semi-Annual Report to Stockholders which may be available, and the financial statements appearing in such reports fairly present the financial position of Asset Builder and Global Opportunity as of the respective dates indicated, in conformity with generally accepted accounting principles applied on a consistent basis.

      (g) Global Allocation has been furnished with the prospectus and statement of additional information of Asset Builder with respect to Global Opportunity, each dated June 1, 1999, and said prospectus and statement of additional information do not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

      (h) There are no material legal, administrative or other proceedings pending or, to the knowledge of Asset Builder, threatened against it or Global Opportunity which assert liability on the part of Asset Builder, which materially affect its financial condition or its ability to consummate the Reorganization. Neither Asset Builder nor Global Opportunity is charged with nor, to the best of the knowledge of Asset Builder, threatened with any violation or investigation of any possible violation of any provisions of any Federal, state or local law or regulation or administrative ruling relating to any aspect of its business.

      (i) There are no material contracts outstanding relating to Global Opportunity to which Asset Builder is a party that have not been disclosed in the N-14 Registration Statement (as defined in subsection (o) below) or will not otherwise be disclosed to Asset Income, Asset Growth or Global Allocation prior to the Valuation Time.

      (j) Asset Builder is not a party to or obligated under any contract or other commitment or obligation, and is not subject to any order or decree, and there is no provision of its Articles of Incorporation, as amended, or its by-laws, as amended, which would be violated by its execution of or performance under this Agreement.

      (k) Global Opportunity has no known liabilities of a material amount, contingent or otherwise, other than those shown on its statements of assets and liabilities referred to above, those incurred in the ordinary course of its business as an investment company since the date of its most recent Annual or Semi-Annual Report, and those incurred in connection with the Reorganization. As of the Valuation Time, Asset Builder will advise Global Allocation in writing of all known liabilities, contingent or otherwise, whether or not incurred in the ordinary course of business, existing or accrued as of such time with respect to Global Opportunity.

      (l) Asset Builder has filed, or has obtained extensions to file, all Federal, state and local tax returns which are required to be filed by it, and has paid or has obtained extensions to pay, all Federal, state and local taxes shown on said returns to be due and owing and all assessments received by it, up to and including the taxable year in which the Exchange Date occurs. All tax liabilities of Asset Builder have been adequately provided for on its books, and no tax deficiency or liability of Asset Builder has been asserted and no question with respect thereto has been raised by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid, up to and including the taxable year in which the Exchange Date occurs.

      (m) At both the Valuation Time and the Exchange Date, Asset Builder will have full right, power and authority to sell, assign, transfer and deliver the Global Opportunity Investments. At the Exchange Date, subject only to the delivery of the Global Opportunity as contemplated by this Agreement, Asset Builder will have good and marketable title to all of the Global Opportunity Investments, and Global Allocation will acquire all of the Global Opportunity Investments free and clear of any encumbrances, liens or security interests and without any restrictions upon the transfer thereof (except those imposed by the Federal or state securities laws and those imperfections of title or encumbrances as do not materially detract from the value or use of the Global Opportunity Investments or materially affect title thereto).

      (n) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by Asset Builder of the Reorganization, except such as may be required under the Securities Act of 1933, as amended (the "1933 Act"), the Securities Exchange Act of 1934, as amended (the "1934 Act"), and the 1940 Act or state securities laws (which term as used herein shall include the laws of the District of Columbia and Puerto Rico).

      (o) The registration statement filed by Global Allocation on Form N-14 relating to the shares of Global Allocation to be issued pursuant to this Agreement, which includes the combined proxy statement of the Acquired Funds and the prospectus of Global Allocation with respect to the transactions contemplated herein, and any supplement or amendment thereto or to the documents therein (as amended, the "N-14 Registration Statement"), on the effective date of the N-14 Registration Statement, at the time of the stockholders meetings referred to in Section 8(a) of this Agreement and on the Exchange Date, insofar as it relates to Global Opportunity (i) complied or will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder, and (ii) did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and the prospectus included therein did not or will not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this subsection shall apply only to statements in or omissions from the N-14 Registration Statement made in reliance upon and in conformity with information furnished by Global Opportunity for use in the N-14 Registration Statement as provided in Section 8(d) of this Agreement.

      (p) Asset Builder is authorized to issue 2,000,000,000 shares of common stock, par value $.10 per share, of which 28,750,000 have been designated to Global Opportunity as follows: 6,250,000 Class A shares, 10,000,000 Class B shares, 6,250,000 Class C shares and 6,250,000 Class D shares, each outstanding share of which is fully paid, and nonassessable and has full voting rights.

      (q) The books and records of Asset Builder with respect to Global Opportunity made available to Global Allocation and/or its counsel are substantially true and correct and contain no material misstatements or omissions with respect to the operations of Global Opportunity.

      (r) Asset Builder will not sell or otherwise  dispose of any of the shares
of  Global  Allocation  to  be  received  in  the   Reorganization,   except  in
distribution to the stockholders of Global Opportunity.

2.    Representations and Warranties of Asset Income.

      Asset Income represents and warrants to, and agrees with Global Allocation that:

      (a) Asset Income is a corporation duly organized, validly existing and in good standing in conformity with the laws of the State of Maryland, and has the power to own all of its assets and to carry out this Agreement. Asset Income has all necessary Federal, state and local authorizations to carry on its business as it is now being conducted and to carry out this Agreement.

      (b) Asset Income is duly registered under the 1940 Act as a non-diversified, open-end management investment company (File No. 811-7181), and such registration has not been revoked or rescinded and is in full force and effect. Asset Income has elected and qualified for the special tax treatment afforded RICs under Sections 851-855 of the Code at all times since its inception and intends to continue to so qualify for the taxable year in which the Exchange Date occurs.

      (c) As used in this Agreement, the term "Asset Income Investments" shall mean (i) the investments of Asset Income shown on the schedule of investments of Asset Income as of the Valuation Time (as defined in Section 5(c) of this Agreement) furnished to Global Allocation; and (ii) all other assets owned by Asset Income or liabilities incurred as of the Valuation Time.

      (d) Asset Income has full power and authority to enter into and perform its obligations under this Agreement. The execution, delivery and performance of this Agreement has been duly authorized by all necessary action of its Board of Directors, and this Agreement constitutes a valid and binding contract enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, moratorium, fraudulent conveyance and similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto.

      (e) Global Allocation has been furnished with a statement of assets and liabilities and a schedule of investments of Asset Income, each as of December 31, 1998, said financial statements having been audited by Deloitte & Touche LLP, independent public accountants. An unaudited statement of assets and liabilities of Asset Income and an unaudited schedule of investments of Asset Income, each as of the Valuation Time, will be furnished to Global Allocation at or prior to the Exchange Date for the purpose of determining the number of shares of Global Allocation to be issued pursuant to Section 6 of this Agreement; and each will fairly present the financial position of Asset Income as of the Valuation Time in conformity with generally accepted accounting principles applied on a consistent basis.

      (f) Global Allocation has been furnished with Asset Income's Annual Report to Stockholders for the year ended December 31, 1998, and any subsequent Semi-Annual Report to Stockholders which may be available, and the financial statements appearing in such reports fairly present the financial position of Asset Income as of the respective dates indicated, in conformity with generally accepted accounting principles applied on a consistent basis.

      (g) Global Allocation has been furnished with the prospectus and statement of additional information of Asset Income, each dated April 30, 1999, and said prospectus and statement of additional information do not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

      (h) There are no material legal, administrative or other proceedings pending or, to the knowledge of Asset Income, threatened against it which assert liability on the part of Asset Income or which materially affect its financial condition or its ability to consummate the Reorganization. Asset Income is not charged with or, to the best of its knowledge, threatened with any violation or investigation of any possible violation of any provisions of any Federal, state or local law or regulation or administrative ruling relating to any aspect of its business.

      (i) There are no material contracts outstanding to which Asset Income is a party that have not been disclosed in the N-14 Registration Statement or will not otherwise be disclosed to Global Allocation prior to the Valuation Time.

      (j) Asset Income is not a party to or obligated under any contract or other commitment or obligation, and is not subject to any order or decree, and there is no provision of its Articles of Incorporation, as amended, or its by-laws, as amended, which would be violated by its execution of or performance under this Agreement.

      (k) Asset Income has no known liabilities of a material amount, contingent or otherwise, other than those shown on its statements of assets and liabilities referred to above, those incurred in the ordinary course of its business as an investment company since the date of its most recent Annual or Semi-Annual Report, and those incurred in connection with the Reorganization. As of the Valuation Time, Asset Income will advise Global Allocation in writing of all known liabilities, contingent or otherwise, whether or not incurred in the ordinary course of business, existing or accrued as of such time with respect to Asset Income.

      (l) Asset Income has filed, or has obtained extensions to file, all Federal, state and local tax returns which are required to be filed by it, and has paid or has obtained extensions to pay, all Federal, state and local taxes shown on said returns to be due and owing and all assessments received by it, up to and including the taxable year in which the Exchange Date occurs. All tax liabilities of Asset Income have been adequately provided for on its books, and no tax deficiency or liability of Asset Income has been asserted and no question with respect thereto has been raised by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid, up to and including the taxable year in which the Exchange Date occurs.

      (m) At both the Valuation Time and the Exchange Date, Asset Income will have full right, power and authority to sell, assign, transfer and deliver the Asset Income Investments. At the Exchange Date, subject only to the delivery of the Asset Income Investments as contemplated by this Agreement, Asset Income will have good and marketable title to all of the Asset Income Investments, and Global Allocation will acquire all of the Asset Income Investments free and clear of any encumbrances, liens or security interests and without any restrictions upon the transfer thereof (except those imposed by the Federal or state securities laws and those imperfections of title or encumbrances as do not materially detract from the value or use of the Asset Income Investments or materially affect title thereto).

      (n) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by Asset Income of the Reorganization, except such as may be required under the 1933 Act, the 1934 Act and the 1940 Act or state securities laws.

      (o) The N-14 Registration Statement, on its effective date, at the time of the stockholders' meetings referred to in Section 8(a) of this Agreement and on the Exchange Date, insofar as it relates to Asset Income (i) complied or will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder, and (ii) did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and the prospectus included therein did not or will not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this subsection shall apply only to statements in or omissions from the N-14 Registration Statement made in reliance upon and in conformity with information furnished by Asset Income for use in the N-14 Registration Statement as provided in Section 8(d) of this Agreement.

      (p) Asset Income is authorized to issue 400,000,000 shares of common stock, par value $0.10 per share, divided into four classes, designated Class A, Class B, Class C and Class D common stock, each of which consists of 100,000,000 shares, each outstanding share of which is fully paid, and nonassessable and has full voting rights.

      (q) The books and records of Asset Income made available to Global Allocation and/or its counsel are substantially true and correct and contain no material misstatements or omissions with respect to the operations of Asset Income.

      (r) Asset Income will not sell or  otherwise  dispose of any of the shares
of  Global  Allocation  to  be  received  in  the   Reorganization,   except  in
distribution to the stockholders of Asset Income.

3.    Representations and Warranties of Asset Growth.

      Asset Growth represents and warrants to, and agrees with Global Allocation that:

      (a) Asset Growth is a corporation duly organized, validly existing and in good standing in conformity with the laws of the State of Maryland, and has the power to own all of its assets and to carry out this Agreement. Asset

Growth has all necessary Federal, state and local authorizations to carry on its business as it is now being conducted and to carry out this Agreement.

      (b) Asset Growth is duly registered under the 1940 Act as a non-diversified, open-end management investment company (File No. 811-7183), and such registration has not been revoked or rescinded and is in full force and effect. Asset Growth has elected and qualified for the special tax treatment afforded RICs under Sections 851-855 of the Code at all times since its inception and intends to continue to so qualify for the taxable year in which the Exchange Date occurs.

      (c) As used in this Agreement, the term "Asset Growth Investments" shall mean (i) the investments of Asset Growth shown on the schedule of its investments as of the Valuation Time (as defined in Section 5(c) of this Agreement) furnished to Global Allocation; and (ii) all other assets owned by Asset Growth or liabilities incurred as of the Valuation Time. The Asset Growth Investments together with the Global Opportunity Investments and the Asset Income Investments may sometimes be referred to herein collectively as the "Acquired Fund Investments."

      (d) Asset Growth has full power and authority to enter into and perform its obligations under this Agreement. The execution, delivery and performance of this Agreement has been duly authorized by all necessary action of its Board of Directors, and this Agreement constitutes a valid and binding contract enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, moratorium, fraudulent conveyance and similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto.

      (e) Global Allocation has been furnished with a statement of assets and liabilities and a schedule of investments of Asset Growth, each as of August 31, 1999, said financial statements having been audited by Deloitte & Touche LLP, independent public accountants. An unaudited statement of assets and liabilities of Asset Growth and an unaudited schedule of investments of Asset Growth, each as of the Valuation Time, will be furnished to Global Allocation at or prior to the Exchange Date for the purpose of determining the number of shares of Global Allocation to be issued pursuant to Section 6 of this Agreement; and each will fairly present the financial position of Asset Growth as of the Valuation Time in conformity with generally accepted accounting principles applied on a consistent basis.

      (f) Global Allocation has been furnished with Asset Growth's Annual Report to Stockholders for the year ended August 31, 1999, and any subsequent Semi-Annual Report to Stockholders which may be available, and the financial statements appearing in such reports fairly present the financial position of Asset Growth as of the respective dates indicated, in conformity with generally accepted accounting principles applied on a consistent basis.

      (g) Global Allocation has been furnished with the prospectus and statement of additional information of Asset Growth, each dated December 7, 1999, and said prospectus and statement of additional information do not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

      (h) There are no material legal, administrative or other proceedings pending or, to the knowledge of Asset Growth, threatened against it which assert liability on the part of Asset Growth or which materially affect its financial condition or its ability to consummate the Reorganization. Asset Growth is not charged with or, to the best of its knowledge, threatened with any violation or investigation of any possible violation of any provisions of any Federal, state or local law or regulation or administrative ruling relating to any aspect of its business.

      (i) There are no material contracts outstanding to which Asset Growth is a party that have not been disclosed in the N-14 Registration Statement or will not otherwise be disclosed to Global Allocation prior to the Valuation Time.

      (j) Asset Growth is not a party to or obligated under any contract or other commitment or obligation, and is not subject to any order or decree, and there is no provision of its Articles of Incorporation, as amended, or its by-laws, as amended, which would be violated by its execution of or performance under this Agreement.

      (k) Asset Growth has no known liabilities of a material amount, contingent or otherwise, other than those shown on its statements of assets and liabilities referred to above, those incurred in the ordinary course of its business as an investment company since the date of its most recent Annual or Semi-Annual Report, and those incurred in connection with the Reorganization. As of the Valuation Time, Asset Growth will advise Global

Allocation in writing of all known liabilities, contingent or otherwise, whether or not incurred in the ordinary course of business, existing or accrued as of such time with respect to Asset Growth.

      (l) Asset Growth has filed, or has obtained extensions to file, all Federal, state and local tax returns which are required to be filed by it, and has paid or has obtained extensions to pay, all Federal, state and local taxes shown on said returns to be due and owing and all assessments received by it, up to and including the taxable year in which the Exchange Date occurs. All tax liabilities of Asset Growth have been adequately provided for on its books, and no tax deficiency or liability of Asset Growth has been asserted and no question with respect thereto has been raised by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid, up to and including the taxable year in which the Exchange Date occurs.

      (m) At both the Valuation Time and the Exchange Date, Asset Growth will have full right, power and authority to sell, assign, transfer and deliver the Asset Growth Investments. At the Exchange Date, subject only to the delivery of the Asset Growth Investments as contemplated by this Agreement, Asset Growth will have good and marketable title to all of the Asset Growth Investments, and Global Allocation will acquire all of the Asset Growth Investments free and clear of any encumbrances, liens or security interests and without any restrictions upon the transfer thereof (except those imposed by the Federal or state securities laws and those imperfections of title or encumbrances as do not materially detract from the value or use of the Investments or materially affect title thereto).

      (n) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by Asset Growth of the Reorganization, except such as may be required under the 1933 Act, the 1934 Act and the 1940 Act or state securities laws.

      (o) The N-14 Registration Statement, on its effective date, at the time of the stockholders' meetings referred to in Section 8(a) of this Agreement and on the Exchange Date, insofar as it relates to Asset Growth (i) complied or will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder, and (ii) did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and the prospectus included therein did not or will not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this subsection shall apply only to statements in or omissions from the N-14 Registration Statement made in reliance upon and in conformity with information furnished by Asset Growth for use in the N-14 Registration Statement as provided in Section 8(d) of this Agreement.

      (p) Asset Growth is authorized to issue 400,000,000 shares of common stock, par value $0.10 per share, divided into four classes, designated Class A, Class B, Class C and Class D common stock, each of which consists of 100,000,000 shares, each outstanding share of which is fully paid, and nonassessable and has full voting rights.

      (q) The books and records of Asset Growth made available to Global Allocation and/or its counsel are substantially true and correct and contain no material misstatements or omissions with respect to the operations of Asset Growth.

      (r) Asset Growth will not sell or  otherwise  dispose of any of the shares
of  Global  Allocation  to  be  received  in  the   Reorganization,   except  in
distribution to the stockholders of Asset Growth.

4.    Representations and Warranties of Global Allocation.

      Global Allocation represents and warrants to, and agrees with, each of Global Opportunity, Asset Income and Asset Growth that:

      (a) Global Allocation is a corporation duly organized, validly existing and in good standing in conformity with the laws of the State of Maryland, and has the power to own all of its assets and to carry out this Agreement. Global Allocation has all necessary Federal, state and local authorizations to carry on its business as it is now being conducted and to carry out this Agreement.

      (b) Global Allocation is duly registered under the 1940 Act as a non-diversified, open-end management investment company (File No. 811-5576), and such registration has not been revoked or rescinded and is in full force and effect. Global Allocation has elected and qualified for the special tax treatment afforded RICs under Sections 851-855 of the Code at all times since its inception, and intends to continue to so qualify both until consummation of the Reorganization and thereafter.

      (c) Each of the Acquired Funds has been furnished with a statement of assets and liabilities and a schedule of investments of Global Allocation, each as of October 31, 1999, said financial statements having been audited by Deloitte & Touche LLP, independent public accountants. An unaudited statement of assets and liabilities of Global Allocation and an unaudited schedule of investments of Global Allocation, each as of the Valuation Time, will be furnished to each of the Acquired Funds at or prior to the Exchange Date for the purpose of determining the number of shares of Global Allocation to be issued pursuant to Section 6 of this Agreement; and each will fairly present the financial position of Global Allocation as of the Valuation Time in conformity with generally accepted accounting principles applied on a consistent basis.

      (d) Each of the Acquired Funds has been furnished with Global Allocation's Annual Report to Stockholders for the year ended October 31, 1999, and the audited financial statements appearing therein fairly present the financial position of Global Allocation as of the respective dates indicated, in conformity with generally accepted accounting principles applied on a consistent basis.

      (e) Each of the Acquired Funds has been furnished with the prospectus and statement of additional information of Global Allocation, each dated March 1, 1999, and said prospectus and statement of additional information do not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

      (f) Global Allocation has full power and authority to enter into and perform its obligations under this Agreement. The execution, delivery and performance of this Agreement has been duly authorized by all necessary action of its Board of Directors and this Agreement constitutes a valid and binding contract enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, moratorium, fraudulent conveyance and similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto.

      (g) There are no material legal, administrative or other proceedings pending or, to the knowledge of Global Allocation, threatened against it which assert liability on the part of Global Allocation or which materially affect its financial condition or its ability to consummate the Reorganization. Global Allocation is not charged with or, to the best of its knowledge, threatened with any violation or investigation of any possible violation of any provisions of any Federal, state or local law or regulation or administrative ruling relating to any aspect of its business.

      (h) Global Allocation is not a party to or obligated under any contract or other commitment or obligation, and is not subject to any order or decree, and there is no provision of its Articles of Incorporation, as amended, or its by-laws, as amended, which would be violated by its execution of or performance under this Agreement.

      (i) There are no material contracts outstanding to which Global Allocation is a party that have not been disclosed in the N-14 Registration Statement or will not otherwise be disclosed to each of the Acquired Funds prior to the Valuation Time.

      (j) Global Allocation has no known liabilities of a material amount, contingent or otherwise, other than those shown on Global Allocation's statements of assets and liabilities referred to above, those incurred in the ordinary course of its business as an investment company since the date of its most recent Annual or Semi-Annual Report and those incurred in connection with the Reorganization. As of the Valuation Time, Global Allocation will advise each of the Acquired Funds in writing of all known liabilities, contingent or otherwise, whether or not incurred in the ordinary course of business, existing or accrued as of such time.

      (k) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by Global Allocation of the Reorganization, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act or state securities laws.

      (l) The N-14 Registration Statement, on its effective date, at the time of the stockholders' meetings referred to in Section 8(a) of this Agreement and at the Exchange Date, insofar as it relates to Global Allocation (i) complied or will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder and (ii) did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and the prospectus included therein did not or will not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this subsection only shall apply to statements in or omissions from the N-14 Registration Statement made in reliance upon and in conformity with information furnished by Global Allocation for use in the N-14 Registration Statement as provided in Section 8(d) of this Agreement.

      (m) Global Allocation is authorized to issue 3,550,000,000 shares of common stock, par value $.10 per share, divided into four classes, designated Class A, Class B, Class C and Class D Common Stock. Class A consists of 450,000,000 shares, Class B consists of 2,000,000,000 shares, Class C consists of 200,000,000 shares and Class D consists of 900,000,000 shares, each outstanding share of which is fully paid and nonassessable and has full voting rights.

      (n) The Global Allocation shares to be issued to each Acquired Fund for distribution to the stockholders of such Acquired Fund pursuant to this Agreement will have been duly authorized and, when issued and delivered pursuant to this Agreement, will be legally and validly issued and will be fully paid and nonassessable and will have full voting rights, and no stockholder of Global Allocation will have any preemptive right of subscription or purchase in respect thereof.

      (o) At or prior to the Exchange Date, the Global Allocation shares to be transferred to each Acquired Fund for distribution to the stockholders of such Acquired Fund on the Exchange Date will be duly qualified for offering to the public in all states of the United States in which the sale of shares of the Acquired Funds presently are qualified, and there are a sufficient number of such shares registered under the 1933 Act and with each pertinent state securities commission to permit the transfers contemplated by this Agreement to be consummated.

      (p) At or prior to the Exchange Date, Global Allocation will have obtained any and all regulatory, Director and stockholder approvals, necessary to issue the shares of Global Allocation to each Acquired Fund for distribution to the stockholders of such Acquired Fund.

5.    The Reorganization.

      (a) Subject to receiving the requisite approval of the stockholders of an Acquired Fund, and to the other terms and conditions contained herein, such Acquired Fund agrees to convey, transfer and deliver to Global Allocation for the benefit of Global Allocation and Global Allocation agrees to acquire from such Acquired Fund for the benefit of Global Allocation, on the Exchange Date or Dates all of the Acquired Fund Investments (including interest accrued as of the relevant Valuation Time on debt instruments) of that Acquired Fund, and assume substantially all of the liabilities of that Acquired Fund, in exchange solely for that number of shares of Global Allocation provided in Section 6 of this Agreement. Pursuant to this Agreement, as soon as practicable on or after the Exchange Date, each Acquired Fund will distribute all Global Allocation shares received by it to its respective stockholders in exchange for their corresponding shares of that Acquired Fund. Such distribution shall be accomplished by the opening of stockholder accounts on the stock ledger records of Global Allocation in the amounts due the stockholders of each Acquired Fund based on their respective holdings in such Acquired Fund as of the applicable Valuation Time.

      (b) Each Acquired Fund will pay or cause to be paid to Global Allocation any interest it receives on or after the applicable Exchange Date with respect to the Acquired Fund Investments transferred to Global Allocation hereunder.

      (c) The Valuation Time shall be 4:00 p.m. New York time, on , 2000, or such earlier or later day and time as may be mutually agreed upon in writing (the "Valuation Time"). As used herein, the term Valuation Time shall mean the date and time stated in the preceding sentence or with respect to an Acquired Fund that does not obtain the required vote of its stockholders prior to the stated date and time, such later date and time as may be agreed upon by such Acquired Fund and Global Allocation.

      (d) Global Allocation will acquire substantially all of the assets of, and assume all of the known liabilities of, each Acquired Fund, except that recourse for such liabilities will be limited substantially to the net assets of that Acquired Fund acquired by Global Allocation. The known liabilities of each Acquired Fund as of the Valuation Time shall be confirmed in writing to Global Allocation by that Acquired Fund pursuant to Sections 1(k), 2(k) and 3(k) of this Agreement.

      (e) Global Allocation and each Acquired Fund will jointly file Articles of Transfer with the State Department of Assessments and Taxation of Maryland and any such other instrument as may be required by the State of Maryland to effect the transfer of the Acquired Fund Investments to Global Allocation.

      (f) Following the distribution referred to in subparagraph 5(a) above, Asset Income and Asset Growth will be dissolved by filing Articles of Dissolution with the State Department of Assessments and Taxation of Maryland, and Global Opportunity shall be terminated by Asset Builder as a series of Asset Builder by such action necessary in accordance with the laws of the State of Maryland.

6.    Issuance and Valuation of Global Allocation Shares in the Reorganization.

      Full shares of Global Allocation, and to the extent necessary, any fractional shares of Global Allocation, of an aggregate net asset value equal to the net asset value of the assets of each Acquired Fund acquired, determined as hereinafter provided, reduced by the amount of liabilities of such Acquired Fund assumed by Global Allocation, shall be issued by Global Allocation in exchange for such assets of that Acquired Fund. The net asset value of each of the Acquired Funds and Global Allocation shall be determined in accordance with the procedures described in the prospectus of Global Allocation dated March 1, 1999 as of the Valuation Time. Such valuation and determination shall be made by Global Allocation in cooperation with each Acquired Fund. Global Allocation shall issue its Class A, Class B, Class C and Class D shares to each Acquired Fund in certificates or share deposit receipts (one in respect of each Class) registered in the name of that Acquired Fund. Each Acquired Fund shall distribute Corresponding Shares of Global Allocation to its stockholders by redelivering such certificates to Financial Data Services, Inc.

7.    Payment of Expenses.

      (a) With respect to expenses incurred in connection with the Reorganization, the expenses of the Reorganization that are directly attributable to each Acquired Fund and the conduct of its business will be deducted from the assets of that Fund as of the Valuation Time. These expenses are expected to include the expenses incurred in preparing, printing and mailing the proxy materials to be utilized in connection with the special meetings of stockholders and the expenses related to the solicitation of proxies to be voted at those meetings. Each Acquired Fund will bear its pro rata share of such expenses based on the number of stockholder accounts. The expenses attributable to Global Allocation include the costs of printing sufficient copies of its Prospectus and Annual Report to accompany the Joint Proxy Statement and Prospectus. The expenses of the Reorganization, including expenses in connection with obtaining the IRS ruling, the preparation of the Agreement and Plan, legal fees and audit fees, will be borne equally by each Fund. MLAM has agreed to bear the expenses of the Reorganization attributable to Global Allocation.

      (b) If for any reason the Reorganization is not consummated, no party shall be liable to any other party for any damages resulting therefrom, including, without limitation, consequential damages.

8.    Covenants of the Funds.

      (a) Each Acquired Fund agrees to call a special meeting of its stockholders to be held as soon as is practicable after the effective date of the N-14 Registration Statement for the purpose of considering the Reorganization as described in this Agreement, and it shall be a condition to the obligations of Global Allocation and each Acquired Fund that the holders of a majority of the shares of such Acquired Fund issued and outstanding and entitled to vote thereon, shall have approved this Agreement at such special meeting at or prior to the Valuation Time.

      (b) Each Fund covenants to operate its respective business as presently conducted between the date hereof and the Exchange Date.

      (c) Each Acquired Fund agrees that following the consummation of the Reorganization, it will dissolve or otherwise terminate in accordance with the laws of the State of Maryland and any other applicable law, it will not make any distributions of any Global Allocation shares other than to its stockholders and without first paying or adequately providing for the payment of all of its liabilities not assumed by Global Allocation, if any, and on and after the Exchange Date it shall not conduct any business except in connection with its dissolution.

      (d) Asset Income and Asset Growth each undertakes that if the Reorganization is consummated, it will file an application pursuant to Section 8(f) of the 1940 Act for an order declaring that Asset Income or Asset Growth, as the case may be, has ceased to be a registered investment company.

      (e) Global Allocation will file the N-14 Registration Statement with the Securities and Exchange Commission (the "Commission") and will use its best efforts to provide that the N-14 Registration Statement becomes effective as promptly as practicable. The Acquired Funds and Global Allocation agree to cooperate fully with each other, and each will furnish to the other the information relating to itself to be set forth in the N-14 Registration Statement as required by the 1933 Act, the 1934 Act, the 1940 Act, and the rules and regulations thereunder and the state securities laws.

      (f) No Acquired Fund has any plan or intention to sell or otherwise dispose of its assets to be acquired in the Reorganization, except for dispositions made in the ordinary course of business.

      (g) The Acquired Funds and Global Allocation each agree that by the Exchange Date all of their Federal and other tax returns and reports required to be filed on or before such date shall have been filed and all taxes shown as due on said returns either have been paid or adequate liability reserves have been provided for the payment of such taxes. In connection with this covenant, Global Allocation and each Acquired Fund agree to cooperate with each other in filing any tax return, amended return or claim for refund, determining a liability for taxes or a right to a refund of taxes or participating in or conducting any audit or other proceeding in respect of taxes. Global Allocation agrees to retain for a period of ten (10) years following the Exchange Date all returns, schedules and work papers and all material records or other documents relating to tax matters of each Acquired Fund for its taxable period first ending after the Exchange Date and for all prior taxable periods. Any information obtained under this subsection shall be kept confidential except as otherwise may be necessary in connection with the filing of returns or claims for refund or in conducting an audit or other proceeding. After the Exchange Date, each Acquired Fund shall prepare, or cause its agents to prepare, any Federal, state or local tax returns, including any Forms 1099, required to be filed by or with respect to it with respect to its final taxable year ending with its complete liquidation and for any prior periods or taxable years and further shall cause such tax returns and Forms 1099 to be duly filed with the appropriate taxing authorities. Notwithstanding the aforementioned provisions of this subsection, each Acquired Fund shall bear any expenses incurred by it (other than for payment of taxes) in connection with the preparation and filing of said tax returns and Forms 1099 after the Exchange Date to the extent that the Acquired Fund accrued such expenses in the ordinary course without regard to the Reorganization; any excess expenses shall be borne by Merrill Lynch Asset Management, L.P. ("MLAM") at the time such tax returns and Forms 1099 are prepared.

      (h) Each Acquired Fund agrees to mail to its stockholders of record entitled to vote at the special meeting of stockholders at which action is to be considered regarding this Agreement, in sufficient time to comply with requirements as to notice thereof, a combined Proxy Statement and Prospectus which complies in all material respects with the applicable provisions of
Section 14(a) of the 1934 Act and Section 20(a) of the 1940 Act, and the rules and regulations, respectively, thereunder.

      (i) Following the consummation of the Reorganization, Global Allocation expects to stay in existence and continue its business as an open-end management investment company registered under the 1940 Act.

9.    Exchange Date.

      (a) Delivery of the assets of each Acquired Fund to be transferred, together with any other Acquired Fund Investments of such Acquired Fund, and the Global Allocation shares to be issued to such Acquired Fund, shall be made at the offices of Brown & Wood LLP, One World Trade Center, New York, New York 10048, at 10:00 A.M. on the next full business day following the Valuation Time, or at such other place, time and date agreed to by such Acquired Fund and Global Allocation, the date and time upon which such delivery is to take place being referred to herein as the "Exchange Date." To the extent that any Acquired Fund Investments of an Acquired Fund, for any reason, are not transferable on the Exchange Date, such Acquired Fund shall cause such Investments to be transferred to Global Allocation's account with Brown Brothers Harriman & Co. at the earliest practicable date thereafter.

      (b) Each of the Acquired Funds will deliver to Global Allocation on the Exchange Date confirmations or other adequate evidence as to the tax basis of each of their respective Acquired Fund Investments delivered to Global Allocation hereunder, certified by Deloitte & Touche LLP.

      (c) As soon as practicable after the close of business on the Exchange Date, each Acquired Fund shall deliver to Global Allocation a list of the names and addresses of all of its stockholders of record on the Exchange Date and the number of shares owned by each such stockholder, certified to the best of its knowledge and belief by the transfer agent for that Acquired Fund or by its President.

      (d) As used in this section and throughout this Agreement, Exchange Date shall mean the date on which the Reorganization is consummated as to an Acquired Fund. The parties agree that the Reorganization may be consummated separately as to each Acquired Fund on one or more Exchange Dates.

10.   Conditions of the Acquired Funds.

      The obligations of each Acquired Fund hereunder shall be subject to the following conditions:

      (a) That this Agreement shall have been adopted, and the Reorganization shall have been approved, by the affirmative vote of the holders of a majority of the shares of that Acquired Fund, issued and outstanding and entitled to vote thereon, voting together as a single class, and the affirmative vote of a majority of the Board of

Directors of Global Allocation; and that Global Allocation shall have delivered to that Acquired Fund a copy of the resolution approving this Agreement adopted by Global Allocation's Board of Directors, certified by the Secretary of Global Allocation.

      (b) That Global Allocation shall have furnished to that Acquired Fund a statement of Global Allocation's assets and liabilities, with values determined as provided in Section 6 of this Agreement, together with a schedule of its investments, all as of the Valuation Time, certified on Global Allocation's behalf by its President (or any Vice President) and its Treasurer, and a certificate signed by Global Allocation's President (or any Vice President) and its Treasurer, dated as of the Exchange Date, certifying that as of the Valuation Time and as of the Exchange Date there has been no material adverse change in the financial position of Global Allocation since the date of Global Allocation's most recent Annual or Semi-Annual Report as applicable, other than changes in its portfolio securities since that date or changes in the market value of its portfolio securities.

      (c) That Global Allocation shall have furnished to that Acquired Fund a certificate signed by Global Allocation's President (or any Vice President) and its Treasurer, dated as of the Exchange Date, certifying that, as of the Valuation Time and as of the Exchange Date all representations and warranties of Global Allocation made in this Agreement are true and correct in all material respects with the same effect as if made at and as of such dates, and that Global Allocation has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied at or prior to each of such dates.

      (d) That there shall not be any material litigation pending with respect to the matters contemplated by this Agreement.

      (e) That each Acquired Fund shall have received an opinion of Brown & Wood LLP, as counsel to Global Allocation, in form satisfactory to that Acquired Fund and dated the Exchange Date, to the effect that (i) Global Allocation is a corporation duly organized, validly existing and in good standing in conformity with the laws of the State of Maryland; (ii) the Corresponding Shares of Global Allocation to be issued pursuant to this Agreement are duly authorized and, upon delivery, will be validly issued and outstanding and fully paid and nonassessable by Global Allocation, and no stockholder of Global Allocation has any preemptive right to subscription or purchase in respect thereof (pursuant to the Articles of Incorporation, as amended, or the by-laws of Global Allocation or, to the best of such counsel's knowledge, otherwise); (iii) this Agreement has been duly authorized, executed and delivered by Global Allocation, and represents a valid and binding contract, enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, moratorium, fraudulent conveyance and similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto; provided, such counsel shall express no opinion with respect to the application of equitable principles in any proceeding, whether at law or in equity; (iv) the execution and delivery of this Agreement does not, and the consummation of the Reorganization will not, violate any material provisions of Maryland law or of the Articles of Incorporation, as amended, the by-laws, or any agreement (known to such counsel) to which Global Allocation is a party or by which Global Allocation is bound, except insofar as the parties have agreed to amend such provision as a condition precedent to the Reorganization; (v) to the best of such counsel's knowledge, no consent, approval, authorization or order of any United States federal court, Maryland state court or governmental authority is required for the consummation by Global Allocation of the Reorganization, except such as have been obtained under Maryland law; (vi) the N-14 Registration Statement has become effective under the 1933 Act, no stop order suspending the effectiveness of the N-14 Registration Statement has been issued and no proceedings for that purpose have been instituted or are pending or contemplated under the 1933 Act, and the N-14 Registration Statement, and each amendment or supplement thereto, as of their respective effective dates, appear on their face to be appropriately responsive in all material respects to the requirements of the 1933 Act, the 1934 Act and the 1940 Act and the published rules and regulations of the Commission thereunder; (vii) the descriptions in the N-14 Registration Statement of statutes, legal and governmental proceedings and contracts and other documents are accurate and fairly present the information required to be shown; (viii) such counsel does not know of any statutes, legal or governmental proceedings or contracts or other documents related to the Reorganization of a character required to be described in the N-14 Registration Statement which are not described therein or, if required to be filed, filed as required; (ix) Global Allocation, to the knowledge of such counsel, is not required to qualify to do business as a foreign corporation in any jurisdiction except as may be required by state securities laws, and except where it has so qualified or the failure so to qualify would not have a material adverse effect on Global Allocation or its stockholders; (x) such counsel does not have actual knowledge of any material suit, action or legal or administrative proceeding pending or threatened against Global Allocation, the unfavorable outcome of which would materially and adversely affect Global Allocation; (xi) all corporate actions required to be taken by Global Allocation to authorize this Agreement and to effect the Reorganization have been duly authorized by all necessary corporate actions; and
(xii) such opinion is solely for the benefit of that Acquired Fund and its Directors and officers. Such opinion also shall state that (x) while such counsel cannot make any representation as to the accuracy or completeness of statements of fact in the N-14 Registration Statement or any amendment or supplement thereto, nothing has come to their attention that would lead them to believe that, on the respective effective dates of the N-14 Registration
Statement and any amendment or supplement thereto, (1) the N-14 Registration Statement or any amendment or supplement thereto contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and (2) the proxy statement and prospectus included in the N-14 Registration Statement contained any untrue statement of a material fact or omitted to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and (y) such counsel does not express any opinion or belief as to the financial statements or other financial or statistical data relating to Global Allocation contained or incorporated by reference in the N-14 Registration Statement. In giving the opinion set forth above, Brown & Wood LLP may state that it is relying on certificates of officers of Global Allocation with regard to matters of fact and certain certificates and written statements of governmental officials with respect to the good standing of Global Allocation.

      (f) That the Acquired Funds shall have received either (a) a private letter ruling from the Internal Revenue Service or (b) an opinion of Brown & Wood LLP to the effect that for Federal income tax purposes (i) the transfer of substantially all of the Investments of the Acquired Funds to Global Allocation in exchange solely for shares of Global Allocation as provided in this Agreement will constitute a reorganization within the meaning of Section 368(a)(1)(C) of the Code, each Acquired Fund and Global Allocation will be deemed to be a "party" to the Reorganization within the meaning of Section 368(b); (ii) in accordance with Section 361(a) of the Code, no gain or loss will be recognized to an Acquired Fund as a result of the asset transfer solely in exchange for Global Allocation shares or on the distribution of the Global Allocation stock to stockholders of the Acquired Fund under Section 361(c)(1); (iii) under
Section 1032 of the Code, no gain or loss will be recognized to Global Allocation on the receipt of assets of an Acquired Fund in exchange for Global Allocation shares; (iv) in accordance with Section 354(a)(1) of the Code, no gain or loss will be recognized to the stockholders of the Acquired Fund on the receipt of Corresponding Shares of Global Allocation in exchange for their shares of the Acquired Fund; (v) in accordance with Section 362(b) of the Code, the tax basis of the Acquired Fund's assets in the hands of Global Allocation will be the same as the tax basis of such assets in the hands of the Acquired Fund immediately prior to the consummation of the Reorganization; (vi) in accordance with Section 358 of the Code, immediately after the Reorganization, the tax basis of the Corresponding Shares of Global Allocation received by the stockholders of the Acquired Fund in the Reorganization will be equal to the tax basis of the shares of the Acquired Fund surrendered in exchange; (vii) in accordance with Section 1223 of the Code, a stockholder's holding period for the Corresponding Shares of Global Allocation will be determined by including the period for which such stockholder held the Acquired Fund shares exchanged therefor, provided, that such shares were held as a capital asset; (viii) in accordance with Section 1223 of the Code, Global Allocation's holding period with respect to the Acquired Fund's assets transferred will include the period for which such assets were held by the Acquired Fund; and (ix) pursuant to
Section 381(a) of the Code and regulations thereunder, Global Allocation will succeed to and take into account certain tax attributes of the Acquired Fund, such as earnings and profits, capital loss carryovers and method of accounting.

      (g) That all proceedings taken by Global Allocation and its counsel in connection with the Reorganization and all documents incidental thereto shall be satisfactory in form and substance to that Acquired Fund and its counsel.

      (h) That the N-14 Registration Statement shall have become effective under the 1933 Act, and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of Global Allocation, contemplated by the Commission.

      (i) That the Acquired Fund shall have received from Deloitte & Touche LLP a letter dated within three days prior to the effective date of the N-14 Registration Statement and a similar letter dated within five days prior to the Exchange Date, in form and substance satisfactory to it, to the effect that (i) they are independent public accountants with respect to Global Allocation within the meaning of the 1933 Act and the applicable published rules and regulations thereunder; (ii) in their opinion, the financial statements and supplementary information of Global Allocation included or incorporated by reference in the N-14 Registration Statement and reported on by them comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the published rules and regulations thereunder; and (iii) on the basis of limited procedures agreed upon by the Acquired Fund and described in such letter (but not an examination in accordance with generally accepted auditing standards) consisting of a reading of any unaudited interim financial statements and unaudited supplementary information of Global Allocation included in the N-14 Registration Statement, and inquiries of certain officials of Global Allocation responsible for financial and accounting matters, nothing came to their attention that caused them to believe that (a) such unaudited financial statements and related unaudited supplementary information do not comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the published rules and regulations thereunder, (b) such unaudited financial statements are not fairly presented in conformity with generally accepted accounting principles, applied on a basis substantially consistent with that of the audited financial statements, or (c) such unaudited supplementary information is not fairly stated in all material respects in relation to the unaudited financial statements taken as a whole; and (iv) on the basis of limited procedures agreed upon by the Acquired Fund and described in such letter (but not an examination in accordance with generally accepted auditing standards), the information relating to Global Allocation appearing in the N-14 Registration Statement, which information is expressed in dollars (or percentages derived from such dollars) (with the exception of performance comparisons, if any), if any, has been obtained from the accounting records of Global Allocation or from schedules prepared by officials of Global Allocation having responsibility for financial and reporting matters and such information is in agreement with such records, schedules or computations made therefrom.

      (j) That the Commission shall not have issued an unfavorable advisory report under Section 25(b) of the 1940 Act, nor instituted or threatened to institute any proceeding seeking to enjoin consummation of the Reorganization with respect to that Acquired Fund under Section 25(c) of the 1940 Act, and no other legal, administrative or other proceeding shall be instituted or threatened which would materially affect the financial condition of Global Allocation or would prohibit the Reorganization with respect to that Acquired Fund.

      (k) That Acquired Fund shall have received from the Commission such orders or interpretations as Brown & Wood LLP, as counsel to Global Opportunity, or Clifford Chance Rogers & Wells LLP, as counsel to Asset Income and Asset Growth, deem reasonably necessary or desirable under the 1933 Act and the 1940 Act in connection with the Reorganization, with respect to that Acquired Fund provided, that such counsel shall have requested such orders as promptly as practicable, and all such orders shall be in full force and effect.

11.   Global Allocation Conditions.

      The obligations of Global Allocation hereunder with respect to each Acquired Fund shall be subject to the following conditions:

      (a) That this Agreement shall have been adopted, and the Reorganization shall have been approved, by the Board of Directors of that Acquired Fund and by the affirmative vote of the holders of a majority of the shares of common stock of that Acquired Fund issued and outstanding and entitled to vote thereon, voting together as a single class; and that such Acquired Fund shall have delivered to Global Allocation a copy of the resolution approving this Agreement adopted by that Acquired Fund's Board of Directors, and a certificate setting forth the vote that Acquired Fund's stockholders obtained, each certified by the Secretary of that Acquired Fund.

      (b) That Acquired Fund shall have furnished to Global Allocation a statement of its assets and liabilities, with values determined as provided in
Section 6 of this Agreement, together with a schedule of investments with their respective dates of acquisition and tax costs, all as of the Valuation Time, certified on such Acquired Fund's behalf by its President (or any Vice President) and its Treasurer, and a certificate of both such officers, dated the Exchange Date, certifying that as of the Valuation Time and as of the Exchange Date there has been no material adverse change in the financial position of the Acquired Fund since the date of such Acquired Fund's most recent Annual or Semi-Annual Report, as applicable, other than changes in the Acquired Fund Investments of that Acquired Fund since that date or changes in the market value of the Acquired Fund Investments of that Acquired Fund.

      (c) That Acquired Fund shall have furnished to Global Allocation a certificate signed by such Fund's President (or any Vice President) and its Treasurer, dated the Exchange Date, certifying that as of the Valuation Time and as of the Exchange Date all representations and warranties of the Acquired Fund made in this Agreement are true and correct in all material respects with the same effect as if made at and as of such dates and the Acquired Fund has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied at or prior to such dates.

      (d) That Acquired Fund shall have delivered to Global Allocation a letter from Deloitte & Touche LLP, dated the Exchange Date, stating that such firm has performed a limited review of the Federal, state and local income tax returns of the Acquired Fund for the period ended January 31, 1999 with respect to Global Opportunity, December 31, 1998 with respect to Asset Income and August 31, 1999 with respect to Asset Growth (which returns were prepared and filed by the respective Acquired Fund), and that based on such limited review, nothing came to their attention which caused them to believe that such returns did not properly reflect, in all material respects, the Federal, state and local income taxes of the Acquired Fund for the period covered thereby; and that for the period from February 1, 1999 with respect to Global Opportunity, January 1, 1999 with respect to Asset Income and September 1, 1999 with respect to Asset Growth, to and including the Exchange Date and for any taxable year of such Acquired Fund ending upon the liquidation of that Acquired Fund, such firm has performed a limited review to ascertain the amount of applicable Federal, state and local taxes, and has determined that either such amount has been paid or reserves established for payment of such taxes, this review to be based on unaudited financial data; and that based on such limited review, nothing has come to their attention which caused them to believe that the taxes paid or reserves set aside for payment of such taxes were not adequate in all material respects for the satisfaction of Federal, state and local taxes for the period from February 1, 1999 with respect to Global Opportunity, January 1, 1999 with respect to Asset Income and September 1, 1999 with respect to Asset Growth, to and including the Exchange Date and for any taxable year of that Acquired Fund ending upon the liquidation of such Acquired Fund or that such Acquired Fund would not continue to qualify as a regulated investment company for Federal income tax purposes.

      (e) That there shall not be any material litigation pending with respect to the matters contemplated by this Agreement.

      (f) That with respect to Global Opportunity, Global Allocation shall have received an opinion of Brown & Wood LLP, as counsel to Asset Builder, in form and substance satisfactory to Global Allocation and dated the Exchange Date, to the effect that (i) Asset Builder is a corporation duly organized, validly existing and in good standing in conformity with the laws of the State of Maryland; (ii) this Agreement has been duly authorized, executed and delivered by Asset Builder, represents a valid and binding contract, enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, moratorium, fraudulent conveyance and similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto; provided, such counsel shall express no opinion with respect to the application of equitable principles in any proceeding, whether at law or in equity; (iii) the execution and delivery of this Agreement does not, and the consummation of the Reorganization will not, violate any material provisions of Maryland law or of the Articles of Incorporation, as amended, the by-laws, or any agreement (known to such counsel) to which Asset Builder is a party or by which Global Opportunity is bound, except insofar as the parties have agreed to amend such provision as a condition precedent to the Reorganization; (iv) Asset Builder has the power to sell, assign, transfer and deliver the assets transferred by it hereunder and, upon consummation of the Reorganization in accordance with the terms of this Agreement, Asset Builder will have duly transferred such assets and liabilities in accordance with this Agreement; (v) to the best of such counsel's knowledge, no consent, approval, authorization or order of any United States federal court, Maryland state court or governmental authority is required for the consummation by Global Opportunity of the Reorganization, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and the published rules and regulations of the Commission thereunder and such as may be required under state securities laws and Maryland law; (vi) the proxy statement of Asset Builder contained in the N-14 Registration Statement, and each amendment or supplement thereto, as of their respective effective dates, appear on their face to be appropriately responsive in all material respects to the requirements of the 1933 Act, the 1934 Act and the 1940 Act and the published rules and regulations of the Commission thereunder insofar as those requirements relate to information regarding Asset Builder and Global Opportunity; (vii) the descriptions in the proxy statement contained in the N-14 Registration Statement of statutes, legal and governmental proceedings insofar as those requirements relate to information regarding Asset Builder and Global Opportunity and contracts and other documents are accurate and fairly present the information required to be shown; (viii) such counsel does not know of any statutes, legal or governmental proceedings or contracts or other documents related to the Reorganization of a character required to be described in the N-14 Registration Statement which are not described therein or, if required to be filed, filed as required; (ix) Asset Builder, to the knowledge of such counsel, is not required to qualify to do business as a foreign corporation in any jurisdiction except as may be required by state securities laws, and except where it has so qualified or the failure so to qualify would not have a material adverse effect on Asset Builder, or its stockholders; (x) such counsel does not have actual knowledge of any material suit, action or legal or administrative proceeding pending or threatened against Asset Builder, the unfavorable outcome of which would materially and adversely affect Asset Builder; (xi) all corporate actions required to be taken by Asset Builder to authorize this Agreement and to effect the Reorganization have been duly authorized by all necessary corporate actions; and (xii) such opinion is solely for the benefit of Global Allocation and its Directors and officers. Such opinion also shall state that (a) while such counsel cannot make any representation as to the accuracy or completeness of statements of fact in the N-14 Registration Statement or any amendment or supplement thereto, nothing has come to their attention that would lead them to believe that, on the respective effective dates of the N-14 Registration Statement and any amendment or supplement thereto, (1) the N-14 Registration Statement or any amendment or supplement thereto contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and (2) the proxy statement and prospectus included in the N-14 Registration Statement contained any untrue statement of a material fact or omitted to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and (b) such counsel does not express any opinion or belief as to the financial statements or other financial or statistical data relating to Asset Builder or Global Opportunity contained or incorporated by reference in the N-14 Registration Statement. In giving the opinion set forth above, Brown & Wood LLP may state that it is relying on certificates of officers of Asset Builder with regard to matters of fact and certain certificates and written statements of governmental officials with respect to the good standing of Asset Builder.

      (g) That Global Allocation shall have received an opinion of Brown & Wood LLP, as Maryland counsel to both Asset Income and Asset Growth, as to Maryland law in form satisfactory to Global Allocation and dated the Exchange Date, to the effect that (i) each of Asset Income and Asset Growth is a corporation duly organized, validly existing and in good standing in conformity with the laws of the State of Maryland; (ii) this Agreement has been duly authorized, executed and delivered by each of Asset Income and Asset Growth, and represents a valid and binding contract, enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, moratorium, fraudulent conveyance and similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto; provided, such counsel shall express no opinion with respect to the application of equitable principles in any proceeding, whether at law or in equity; (iii) Asset Growth and Asset Income each has the power to sell, assign, transfer and deliver the assets transferred by it hereunder and, upon consummation of the Reorganization in accordance with this Agreement, Asset Growth and Asset Income will each have duly transferred such assets and liabilities in accordance with this Agreement; (iv) the execution and delivery of this Agreement by Asset Growth and Asset Income do not, and the consummation of the Reorganization will not, violate any material provisions of Maryland law or of the Articles of Incorporation, as amended, or the by-laws, as amended, of such Fund (v) to the best of counsel's knowledge no consent, approval, authorization or order of any Maryland court or governmental authority is required for the consummation by Asset Income or Asset Growth of the Reorganization, except such as have been obtained under Maryland law; (vi) all corporate actions required to be taken by Asset Growth or Asset Income to authorize this Agreement and to effect the Reorganization have been duly authorized by all necessary corporate actions; and (vii) such opinion is solely for the benefit of Global Allocation and its Directors and officers. In giving the opinion set forth above, Brown & Wood LLP may state that it is relying on certificates of officers of Asset Income or Asset Growth with regard to matters of fact and certain certificates and written statements of government officials with respect to the good standing of Asset Income or Asset Growth.

      (h) That Global Allocation shall have received an opinion of Clifford Chance Rogers & Wells LLP, as counsel to both Asset Income and Asset Growth, in form satisfactory to Global Allocation and dated the Exchange Date, to the effect that (i) upon consummation of the Reorganization in accordance with the terms of this Agreement, each of Asset Income and Asset Growth will have duly transferred its assets and liabilities in accordance with this Agreement; (ii) to the best of such counsel's knowledge, no consent, approval, authorization or order of any United States federal court or governmental authority is required for the consummation by Asset Income or Asset Growth of the Reorganization, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and the published rules and regulations of the Commission thereunder and such as may be required under state securities laws; (iii) the proxy statement of Asset Growth and Asset Income contained in the N-14 Registration Statement, and each amendment or supplement thereto, as of their respective effective dates, appear on their face to be appropriately responsive in all material respects to the requirements of the 1933 Act, the 1934 Act and the 1940 Act and the published rules and regulations of the Commission thereunder insofar as those requirements relate to information regarding Asset Income or Asset Growth;
(iv) insofar as those requirements relate to information regarding Asset Income or Asset Growth, the descriptions in the proxy statement contained in the N-14 Registration Statement of statutes, legal and governmental proceedings and contracts and other documents are accurate and fairly present the information required to be shown; (v) such counsel does not know of any statutes, legal or governmental proceedings or contracts or other documents related to the Reorganization of Asset Income or Asset Growth of a character required to be described in the N-14 Registration Statement which are not described therein or, if required to be filed, filed as required; (vi) neither Asset Income nor Asset Growth, to the knowledge of such counsel, is required to qualify to do business as a foreign corporation in any jurisdiction except as may be required by state securities laws, and except where each has so qualified or the failure so to qualify would not have a material adverse effect on Asset Income or Asset Growth, or their respective stockholders; (vii) such counsel does not have actual knowledge of any material suit, action or legal or administrative proceeding pending or threatened against Asset Income or Asset Growth, the unfavorable outcome of which would materially and adversely affect Global Allocation; and (viii) such opinion is solely for the benefit of Global Allocation and its Directors and officers. Such opinion also shall state that
(x) while such counsel cannot make any representation as to the accuracy or completeness of statements of fact in the N-14 Registration Statement or any amendment or supplement thereto, nothing has come to their attention that would lead them to believe that, on the respective effective dates of the N-14 Registration Statement and any amendment or supplement thereto, (1) the N-14
Registration Statement or any amendment or supplement thereto insofar as it relates to Asset Income or Asset Growth contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and (2) the proxy statement and prospectus included in the N-14 Registration Statement insofar as it relates to Asset Income or Asset Growth contained any untrue statement of a material fact or omitted to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and (y) such counsel does not express any opinion or belief as to the financial statements or other financial or statistical data relating to Asset Income or Asset Growth contained or incorporated by reference in the N-14 Registration Statement. In giving the opinion set forth above, Clifford Chance Rogers & Wells LLP may state that it is relying on certificates of officers of Asset Income and Asset Growth with regard to matters of fact and certain certificates and written statements of governmental officials with respect to the good standing of Asset Income and Asset Growth and on the opinion of Brown & Wood LLP as to matters of Maryland law.

      (i) That Global Allocation shall have received a private letter ruling from the Internal Revenue Service or an opinion of Brown & Wood LLP with respect to the matters specified in Section 10(f) of this Agreement.

      (j) With respect to each Acquired Fund, that Global Allocation shall have received from Deloitte & Touche LLP a letter dated within three days prior to the effective date of the N-14 Registration Statement and a similar letter dated within five days prior to the Exchange Date, in form and substance satisfactory to Global Allocation, to the effect that (i) they are independent public accountants with respect to that Acquired Fund within the meaning of the 1933 Act and the applicable published rules and regulations thereunder; (ii) in their opinion, the financial statements and supplementary information of that Acquired Fund included or incorporated by reference in the N-14 Registration Statement and reported on by them comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the published rules and regulations thereunder; (iii) on the basis of limited procedures agreed upon by the Acquired Fund and Global Allocation and described in such letter (but not an examination in accordance with generally accepted auditing standards) consisting of a reading of any unaudited interim financial statements and unaudited supplementary information of the Acquired Fund included in the N-14 Registration Statement, and inquiries of certain officials of the Acquired Fund responsible for financial and accounting matters, nothing came to their attention that caused them to believe that (a) such unaudited financial statements and related unaudited supplementary information do not comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the published rules and regulations thereunder, (b) such unaudited financial statements are not fairly presented in conformity with generally accepted accounting principles, applied on a basis substantially consistent with that of the audited financial statements, or (c) such unaudited supplementary information is not fairly stated in all material respects in relation to the unaudited financial statements taken as a whole; and (iv) on the basis of limited procedures agreed upon by Global Allocation and the Acquired Fund and described in such letter (but not an examination in accordance with generally accepted auditing standards), the information relating to the Acquired Fund appearing in the N-14 Registration Statement, which information is expressed in dollars (or percentages derived from such dollars) (with the exception of performance comparisons, if any), if any, has been obtained from the accounting records of such Acquired Fund or from schedules prepared by officials of such Acquired Fund having responsibility for financial and reporting matters and such information is in agreement with such records, schedules or computations made therefrom.

      (k) That the Acquired Fund Investments of that Acquired Fund to be transferred to Global Allocation shall not include any assets or liabilities which Global Allocation, by reason of charter limitations or otherwise, may not properly acquire or assume.

      (l) That the N-14 Registration Statement shall have become effective under the 1933 Act and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of that Acquired Fund, contemplated by the Commission.

      (m) That the Commission shall not have issued an unfavorable advisory report under Section 25(b) of the 1940 Act, nor instituted or threatened to institute any proceeding seeking to enjoin consummation of the Reorganization with respect to that Acquired Fund under Section 25(c) of the 1940 Act, and no other legal, administrative or other proceeding shall be instituted or threatened which would materially affect the financial condition of the Acquired Fund or would prohibit the Reorganization with respect to that Acquired Fund.

      (n) That Global Allocation shall have received from the Commission such orders or interpretations as Brown & Wood LLP, as counsel to Global Allocation, deems reasonably necessary or desirable under the 1933 Act and the 1940 Act in connection with the Reorganization with respect to that Acquired Fund, provided, that such counsel shall have requested such orders as promptly as practicable, and all such orders shall be in full force and effect.

      (o) That all proceedings taken by that Acquired Fund and its counsel in connection with the Reorganization and all documents incidental thereto shall be satisfactory in form and substance to Global Allocation.

      (p) That prior to the Exchange Date, that Acquired Fund shall have declared a dividend or dividends which, together with all such previous dividends, shall have the effect of distributing to its stockholders all of its investment company taxable income for the period to and including the Exchange Date, if any (computed without regard to any deduction for dividends paid), and all of its net capital gain, if any, realized to and including the Exchange Date.

12.   Termination, Postponement and Waivers.

      (a) Notwithstanding anything contained in this Agreement to the contrary, this Agreement may be terminated and the Reorganization with respect to an Acquired Fund abandoned at any time (whether before or after adoption thereof by the stockholders of that Acquired Fund) prior to the Exchange Date, or the Exchange Date may be postponed with respect to that Reorganization, (i) by mutual consent of the Boards of Directors of Global Allocation and that Acquired Fund; (ii) by the Board of Directors of the Acquired Fund if any condition of that Acquired Fund's obligations set forth in Section 10 of this Agreement has not been fulfilled or waived by such Board; or (iii) by the Board of Directors of Global Allocation if any condition of Global Allocation's obligations with respect to that Reorganization set forth in Section 11 of this Agreement has not been fulfilled or waived by such Board.

      (b) If the transactions contemplated by this Agreement with respect to the
Reorganization  of an Acquired Fund have not been  consummated  by       , 2000,
this Agreement automatically shall terminate on that date with respect to that Acquired Fund, unless a later date is mutually agreed to by the Boards of Directors of Global Allocation and that Acquired Fund.

      (c) In the event of termination of this Agreement pursuant to the provisions hereof with respect to the Reorganization of an Acquired Fund, the same shall become void and have no further effect, and there shall not be any liability on the part of Global Allocation and that Acquired Fund or persons who are their directors, trustees, officers, agents or stockholders in respect of this Agreement.

      (d) At any time prior to the Exchange Date, any of the terms or conditions of this Agreement may be waived by the Board of Directors of any Fund (whichever is entitled to the benefit thereof), if, in the judgment of such Board after consultation with its counsel, such action or waiver will not have a material adverse effect on the benefits intended under this Agreement to the stockholders of the Fund, on behalf of which such action is taken. In addition, the Boards of Directors of the Funds have delegated to MLAM the ability to make non-material changes to the transaction if it deems it to be in the best interests of the Funds to do so.

      (e) The respective representations and warranties contained in Sections 1, 2, 3 and 4 of this Agreement relating to Global Allocation and each of the Acquired Funds shall expire with, and be terminated by, the consummation of the Reorganization with respect to that Acquired Fund, and neither Global Allocation or that

Acquired Fund nor any of its officers, directors or trustees, agents or stockholders shall have any liability with respect to such representations or warranties after the Exchange Date for that Reorganization. This provision shall not protect any officer, director or trustee, agent or stockholder of any Fund against any liability to the entity for which that officer, director or trustee, agent or stockholder so acts or to its stockholders, to which that officer, director or trustee, agent or stockholder otherwise would be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties in the conduct of such office.

      (f) If any order or orders of the Commission with respect to this Agreement relating to the Reorganization of an Acquired Fund shall be issued prior to the Exchange Date and shall impose any terms or conditions which are determined by action of the Boards of Directors of Global Allocation and that Acquired Fund to be acceptable, such terms and conditions shall be binding as if a part of this Agreement without further vote or approval of the stockholders of the Acquired Fund unless such terms and conditions shall result in a change in the method of computing the number of shares of Global Allocation to be issued to the Acquired Fund in which event, unless such terms and conditions shall have been included in the proxy solicitation materials furnished to the stockholders of the Acquired Fund prior to the meeting at which that Reorganization shall have been approved, as to that Reorganization this Agreement shall not be consummated and shall terminate unless the Acquired Fund promptly shall call a special meeting of stockholders at which such conditions so imposed shall be submitted for approval.

13.   Indemnification.

      (a) Each Acquired Fund hereby agrees severally to indemnify and hold Global Allocation harmless from all loss, liability and expense (including reasonable counsel fees and expenses in connection with the contest of any claim) which Global Allocation may incur or sustain by reason of the fact that
(i) Global Allocation shall be required to pay any corporate obligation of such Acquired Fund, whether consisting of tax deficiencies or otherwise, based upon a claim or claims against such Acquired Fund which were omitted or not fairly reflected in the financial statements to be delivered to Global Allocation in connection with the Reorganization of that Acquired Fund; (ii) any representations or warranties made by such Acquired Fund in this Agreement should prove to be false or erroneous in any material respect; (iii) any covenant of such Acquired Fund has been breached in any material respect; or
(iv) any claim is made alleging that (a) the N-14 Registration Statement included any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading or (b) the Proxy Statement and Prospectus delivered to the stockholders of that Acquired Fund and forming a part of the N-14 Registration Statement included any untrue statement of a material fact or omitted to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except insofar as such claim is based on written information furnished to the Acquired Fund by Global Allocation or the other Acquired Funds.

      (b) Global Allocation hereby agrees to indemnify and hold each Acquired Fund harmless severally from all loss, liability and expenses (including reasonable counsel fees and expenses in connection with the contest of any claim) which such Acquired Fund may incur or sustain by reason of the fact that
(i) any representations or warranties made by Global Allocation in this Agreement should prove false or erroneous in any material respect, (ii) any covenant of Global Allocation has been breached in any material respect, or
(iii) any claim is made alleging that (a) the N-14 Registration Statement included any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein, not misleading or (b) the Joint Proxy Statement and Prospectus delivered to stockholders of the Acquired Fund and forming a part of the N-14 Registration Statement included any untrue statement of a material fact or omitted to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except insofar as such claim is based on written information furnished to Global Allocation by the Acquired Fund seeking indemnification.

      (c) In the event that any claim is made against Global Allocation in respect of which indemnity may be sought by Global Allocation from an Acquired Fund under Section 13(a) of this Agreement, or in the event that any claim is made against an Acquired Fund in respect of which indemnity may be sought by such Acquired Fund from Global Allocation under Section 13(b) of this Agreement, then the party seeking indemnification (the "Indemnified Party"), with reasonable promptness and before payment of such claim, shall give written notice of such claim to the other party (the "Indemnifying Party"). If no objection as to the validity of the claim is made in writing to the Indemnified Party by the Indemnifying Party within thirty (30) days after the giving of notice hereunder, then the Indemnified Party may pay such claim and shall be entitled to reimbursement therefor, pursuant to this Agreement. If, prior to the termination of such thirty-day period, objection in writing as to the validity of such claim is made to the Indemnified Party, the Indemnified Party shall withhold payment thereof until the validity of such claim is established (i) to the satisfaction of the Indemnifying Party, or (ii) by a final determination of a court of competent jurisdiction, whereupon the Indemnified Party may pay such claim and shall be entitled to reimbursement thereof, pursuant to this Agreement, or (iii) with respect to any tax claims, within seven (7) calendar days following the earlier of (A) an agreement between the Acquired Fund seeking indemnification and Global Allocation that an indemnity amount is payable, (B) an assessment of a tax by a taxing authority, or (C) a "determination" as defined in Section 1313(a) of the Code. For purposes of this Section 13, the term "assessment" shall have the same meaning as used in Chapter 63 of the Code and Treasury Regulations thereunder, or any comparable provision under the laws of the appropriate taxing authority. In the event of any objection by the Indemnifying Party, the Indemnifying Party promptly shall investigate the claim, and if it is not satisfied with the validity thereof, the Indemnifying Party shall conduct the defense against such claim. All costs and expenses incurred by the Indemnifying Party in connection with such investigation and defense of such claim shall be borne by it. These indemnification provisions are in addition to, and not in limitation of, any other rights the parties may have under applicable law.

14.   Other Matters.

      (a) Pursuant to Rule 145 under the 1933 Act, and in connection with the issuance of any shares to any person who at the time of the Reorganization is, to its knowledge, an affiliate of a party to the Reorganization pursuant to Rule 145(c), Global Allocation will cause to be affixed upon the certificate(s) issued to such person (if any) a legend as follows:

            THESE SHARES ARE SUBJECT TO RESTRICTIONS ON TRANSFER UNDER THE SECURITIES ACT OF 1933 AND MAY NOT BE SOLD OR OTHERWISE TRANSFERRED EXCEPT TO MERRILL LYNCH GLOBAL ALLOCATION FUND, INC. (OR ITS STATUTORY SUCCESSOR) (THE "FUND") OR ITS PRINCIPAL UNDERWRITER UNLESS (1) A REGISTRATION STATEMENT WITH RESPECT THERETO IS EFFECTIVE UNDER THE SECURITIES ACT OF 1933 OR (2) IN THE OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE FUND, SUCH REGISTRATION IS NOT REQUIRED.

and, further, that stop transfer instructions will be issued to Global Allocation's transfer agent with respect to such shares. Each Acquired Fund will provide Global Allocation on the Exchange Date with the name of any stockholder who is to the knowledge of such Acquired Fund an affiliate of that Acquired Fund on such date.

      (b) All covenants, agreements, representations and warranties made under this Agreement and any certificates delivered pursuant to this Agreement shall be deemed to have been material and relied upon by each of the parties, notwithstanding any investigation made by them or on their behalf.

      (c) Any notice, report or demand required or permitted by any provision of this Agreement shall be in writing and shall be made by hand delivery, prepaid certified mail or overnight service, addressed to any Fund, in each case at 800 Scudders Mill Road, Plainsboro, New Jersey 08536, Attn: Terry K. Glenn, President.

      (d) This Agreement supersedes all previous correspondence and oral communications between the parties regarding the Reorganization of each Acquired Fund, constitutes the only understanding with respect to that Reorganization, may not be changed except by a letter of agreement signed by each party to that Reorganization and shall be governed by and construed in accordance with the laws of the State of New York applicable to agreements made and to be performed in said state.

      (e) Copies of the Articles of Incorporation, as amended and supplemented, of each Fund are on file with the Department of Assessments and Taxation of the State of Maryland and notice is hereby given that this instrument is executed on behalf of the Directors of each Fund.

      This Agreement may be executed in any number of counterparts, each of which, when executed and delivered, shall be deemed to be an original but all such counterparts together shall constitute but one instrument.

                                      MERRILL LYNCH ASSET BUILDER PROGRAM, INC.

                                        By:_____________________________________

Attest:

___________________________________
            Secretary

                                      MERRILL LYNCH ASSET INCOME FUND, INC.

                                        By:_____________________________________

Attest:

___________________________________
            Secretary

                                      MERRILL LYNCH ASSET GROWTH FUND, INC.

                                        By:_____________________________________

Attest:

___________________________________
            Secretary

                                      MERRILL LYNCH GLOBAL ALLOCATION FUND, INC.

                                        By:_____________________________________

Attest:

___________________________________
            Secretary

Information   contained  herein  is  subject  to  completion  or  amendment.   A
registration statement relating to these securities has been filed with the Securities and Exchange Commission. These securities may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective. This Statement of Additional Information does not constitute a prospectus.



                              SUBJECT TO COMPLETION

                 PRELIMINARY STATEMENT OF ADDITIONAL INFORMATION
                             DATED JANUARY 27, 2000

                       STATEMENT OF ADDITIONAL INFORMATION

                      MERRILL LYNCH ASSET GROWTH FUND, INC.
                      MERRILL LYNCH ASSET INCOME FUND, INC.
                    MERRILL LYNCH ASSET BUILDER PROGRAM, INC.
                   MERRILL LYNCH GLOBAL ALLOCATION FUND, INC.
                                  P.O. Box 9011
                        Princeton, New Jersey 08543-9011
                                 (609) 282-2800

      This Statement of Additional Information is not a prospectus and should be read in conjunction with the Joint Proxy Statement and Prospectus of Merrill Lynch Asset Growth Fund, Inc. ("Asset Growth"), Merrill Lynch Asset Income Fund, Inc. ("Asset Income"), Merrill Lynch Asset Builder Program, Inc. ("Asset Builder") and Merrill Lynch Global Allocation Fund, Inc. ("Global Allocation") dated [Date], 2000 (the "Joint Proxy Statement and Prospectus"), which has been filed with the Securities and Exchange Commission and can be obtained, without charge, by calling Global Allocation at 1-800-456-4587, ext. 123, or by writing to Global Allocation at the above address. This Statement of Additional Information has been incorporated by reference into the Joint Proxy Statement and Prospectus.

      Further information about Global Allocation is contained in and incorporated by reference to its Statement of Additional Information, dated [ ], 2000 which is incorporated by reference into this Statement of Additional Information. Global Allocation's Statement of Additional Information accompanies this Statement of Additional Information.

      The Commission maintains a web site (http://www.sec.gov) that contains the prospectus and statement of additional information of each of Asset Growth, Asset Income, Asset Builder and Global Allocation, other material incorporated by reference and other information regarding Asset Growth, Asset Income, Asset Builder and Global Allocation.


      The date of this Statement of Additional Information is    , 2000.

                                TABLE OF CONTENTS

General Information ........................................................   2
Financial Statements .......................................................   2

                               GENERAL INFORMATION

The stockholders of Asset Growth, Asset Income and the Global Opportunity Portfolio of Asset Builder ("Global Opportunity"), are each being asked to approve the acquisition of substantially all of the assets of Asset Growth, Asset Income and Global Opportunity, and the assumption of substantially all of the liabilities of Asset Growth, Asset Income and Global Opportunity by Global Allocation in exchange solely for an equal aggregate value of shares of Global Allocation (each, a "Reorganization"). Global Allocation is an open-end management investment company organized as a Maryland corporation. Special Meetings of Stockholders of Asset Growth, Asset Income and Global Opportunity to consider the Reorganization will be held at 800 Scudders Mill Road, Plainsboro, New Jersey, on April 26, 2000, at ___ a.m., Eastern time (Asset Growth) ____ a.m. Eastern time, (Asset Income) and ___ a.m. Eastern time (Global Opportunity).

      For detailed information about each Reorganization, stockholders of Asset Growth, Asset Income and Global Opportunity should refer to the Joint Proxy Statement and Prospectus. For further information about Global Allocation, stockholders should refer to Global Allocation's Statement of Additional Information, dated [ ], 2000, which accompanies this Statement of Additional Information and is incorporated by reference herein.

                              FINANCIAL STATEMENTS

      In accordance with Part B, Item 14(a) of Form N-14, pro forma financial statements reflecting consummation of each Reorganization have not been prepared since the aggregate net asset value of Asset Growth, Asset Income and Global Opportunity, neither individually nor in the aggregate, exceeds 10% of Global Allocation's net asset value as of November 30, 1999.

Global Allocation

      Audited financial statements and accompanying notes for the fiscal year ended October 31, 1999, and the independent auditor's report thereon, dated
[        ],  of Global  Allocation  are  incorporated  by reference  from Global
Allocation's Annual Report to Stockholders.

Asset Growth

      Audited financial statements and accompanying notes for the fiscal year ended August 31, 1999, and the independent auditor's report thereon, dated
[        ],  of Asset Growth,  are incorporated by reference from Asset Growth's
Annual Report to Stockholders.

 Asset Income

      Audited financial statements and accompanying notes for the fiscal year ended December 31, 1999, and the independent auditor's report thereon, dated
[        ],  of Asset Income,  are incorporated by reference from Asset Income's
Annual Report to Stockholders.

Asset Builder

      Audited financial statements and accompanying notes for the fiscal year ended January 31, 1999, and the independent auditor's report thereon, dated March 19, 1999, of Global Opportunity, are incorporated by reference from Asset Builder's Annual Report to Stockholders. Unaudited financial statements and accompanying notes for the six months ended July 31, 1999 of Global Opportunity are incorporated by reference from Asset Builder's Semi-Annual Report to Stockholders.

                                     PART C

                                OTHER INFORMATION

Item 15. Indemnification.

      Reference is made to Article VI of Registrant's Articles of Incorporation,
Article VI of Registrant's By-Laws, Section 2-418 of the Maryland General Corporation Law and Section 9 of the Class A, Class B, Class C and Class D Distribution Agreements.

      Article VI of the By-Laws provides that each officer and director of the Registrant shall be indemnified by the Registrant to the full extent permitted under the General Laws of the State of Maryland, except that such indemnity shall not protect any such person against any liability to the Registrant or any stockholder thereof to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. Absent a court determination that an officer or director seeking indemnification was not liable on the merits or guilty of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office, the decision by the
Registrant to indemnify such person must be based upon the reasonable determination of independent counsel or non-party independent directors, after review of the facts, that such officer or director is not guilty of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

      Each officer and director of the Registrant claiming indemnification within the scope of Article VI of the By-Laws shall be entitled to advances from the Registrant for payment of the reasonable expenses incurred by him in connection with proceedings to which he is a party in the manner and to the full extent permitted under the General Laws of the State of Maryland, provided, however, that the person seeking indemnification shall provide to the Registrant a written affirmation of his good faith belief that the standard of conduct necessary for indemnification by the Registrant has been met and a written undertaking to repay any such advance, if it should ultimately be determined that the standard of conduct has not been met, and provided further that at least one of the following additional conditions is met: (a) the person seeking indemnification shall provide a security in form and amount acceptable to the Registrant for his undertaking; (b) the Registrant is insured against losses arising by reason of the advance; (c) a majority of a quorum of non-party independent directors, or independent legal counsel in a written opinion, shall determine, based on a review of facts readily available to the Registrant at the time the advance is proposed to be made, that there is reason to believe that the person seeking indemnification will ultimately be found to be entitled to indemnification.

      The Registrant may purchase insurance on behalf of an officer or director protecting such person to the full extent permitted under the General Laws of the State of Maryland from liability arising from his or her activities as an officer or director of the Registrant. The Registrant, however, may not purchase insurance on behalf of any officer or director of the Registrant that protects or purports to protect such person from liability to the Registrant or to its stockholders to which such officer or director would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

      The Registrant may indemnify, make advances or purchase insurance to the extent provided in Article VI of the By-Laws on behalf of an employee or agent who is not an officer or director of the Registrant.

      In Section 9 of the Class A, Class B, Class C and Class D Distribution Agreements relating to the securities being offered hereby, the Registrant agrees to indemnify the Distributor and each person, if any, who controls the Distributor within the meaning of the Securities Act of 1933 (the "1933 Act"), against certain types of civil liabilities arising in connection with the Registration Statement or Prospectus and Statement of Additional Information.

      Insofar as indemnification for liabilities arising under the 1933 Act may be permitted to Directors, officers and controlling persons of the Registrant and the principal underwriter pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Director, officer, or controlling person of the Registrant and the principal underwriter in connection with the successful defense of any action, suit or proceeding) is asserted by such Director, officer or controlling person or the principal underwriter in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

Item 16. Exhibits.

 1(a) -- Articles of Incorporation of the Registrant, dated June 7, 1988.(a) 1(b) -- Articles of Amendment to Articles of Incorporation of the Registrant,
          dated November 28, 1988.(a)
 1(c) -- Articles Supplementary to the Articles of Incorporation of the Registrant, dated December 7, 1992 (a)
 1(d) -- Articles Supplementary to the Articles of Incorporation of the Registrant. Dated July 13, 1993(d)
 1(e) -- Articles Supplementary to the Articles of Incorporation of the Registrant, dated December 16, 1993.(d)
 1(f) -- Articles of Amendment to the Articles of Incorporation of the Registrant, dated October 17, 1994.(b)
 1(g) -- Articles Supplementary to the Articles of Incorporation of the Registrant, dated October 17, 1994.(b)
 1(h) -- Articles Supplementary to the Articles of Incorporation of the Registrant, Dated September 9, 1996.(d)
 1(i) -- Articles Supplementary to the Articles of Incorporation of the Registrant, dated November 6, 1996 (including Certificate of Correction dated February 19, 1997 filed with respect thereto).(d)
 1(j) -- Articles Supplementary to the Articles of Incorporation of the Registrant, dated November 12, 1997.(h)
 2    --  By-Laws of the Registrant.(c)
 3        Not applicable.
 4 Form of Agreement and Plan of Reorganization between the Registrant, Merrill Lynch Asset Builder Program, Inc., Merrill Lynch Asset Growth Fund, Inc. and Merrill Lynch Asset Income Fund, Inc.(j)
 5 Copies of instruments defining the rights of stockholders, including the relevant portions of the Articles of Incorporation, as amended and supplemented, and the By-Laws of the Registrant defining rights of Shareholders.(e)
 6(a) -- Management Agreement between the Registrant and Merrill Lynch Asset Management, Inc., dated December 13, 1988(c)
 6(b) Supplement to Management Agreement between the Registrant and Merrill Lynch Asset Management LP, dated January 3, 1994.(f)
 6(c) Sub-Advisory Agreement between Merrill Lynch Asset Management LP and Merrill Lynch Asset Management U.K. Limited dated January 18, 1989.(c)
 7(a) -- Class A Shares Distribution Agreement between the Registrant and Merrill Lynch Funds Distributor, Inc. (now known as Princeton Funds Distributor, Inc.) (the "Distributor").(f)
 7(b) -- Class B Shares Distribution Agreement between the Registrant and the Distributor.(e)
 7(c) -- Class C Shares Distribution Agreement between the Registrant and the Distributor.(f)
 7(d) -- Class D Shares Distribution Agreement between the Registrant and the Distributor.(f)
 8    --  None.
 9    --  Form of Custody  Agreement  between the  Registrant and Brown Brothers
          Harriman & Co.(c)
10(a) Amended and Restated Class B Shares Distribution Plan and Class B Shares Distribution Plan Sub-Agreement of the Registrant. (a)
10(b) -- Form of Class C Shares Distribution Plan and Class C Shares Distribution Plan Sub-Agreement of the Registrant.(f)
10(c) -- Form of Class D Shares Distribution Plan and Class D Shares Distribution Plan Sub-Agreement of the Registrant.(f)
10(d) -- Merrill Lynch Select Pricing4 System Plan pursuant to Rule l8f-3.(g) 11 -- Opinion and Consent of Brown & Wood LLP, counsel for the
          Registrant.(i)
12    --  Private Letter Ruling from the Internal Revenue Service.(i)

13    --  Not applicable.
14(a) -- Consent of Deloitte & Touche LLP, independent auditors for the Registrant.
14(b) -- Consent of Deloitte & Touche LLP, independent auditors for Merrill Lynch Asset Builder Program, Inc.
14(c) Consent of Deloitte & Touche LLP, independent auditors for Merrill Lynch Asset Growth Fund, Inc.
14(d) Consent of Deloitte & Touche LLP, independent auditors for Merrill Lynch Asset Income Fund, Inc.
15    --  Not applicable.
16    --  Power of Attorney (included on the signature page of this Registration
          Statement).
17(a) -- Prospectus dated January , 2000, and Statement of Additional Information dated January , 2000, of Merrill Lynch Global Allocation Fund, Inc.(i)
17(b) --  Annual Report to Stockholders of the Registrant.(i)
17(c) --  Annual  Report to  Stockholders  of Merrill  Lynch Asset  Growth Fund,
          Inc.(i)
17(d) --  Annual  Report to  Stockholders  of Merrill  Lynch Asset  Income Fund,
          Inc.(i)
17(e) -- Annual Report to Stockholders of Merrill Lynch Asset Builder Program, Inc.(i).
17(f) -- Semi-Annual Report to Stockholders of Merrill Lynch Asset Builder Program, Inc.(i)
17(g) --  Forms of Proxy
----------
(a) Filed on February 24, 1994 as an Exhibit to Post-Effective Amendment No. 7 to the Registrant's Registration Statement on Form N-1A (File No. 33-22462) under the Securities Act of 1933 (the "Registration Statement").
(b) Filed on February 27, 1995 as an Exhibit to Post-Effective Amendment No. 9 to the Registration Statement.
(c) Filed on February 27, 1996, as an Exhibit to Post-Effective Amendment No. 10 to the Registration Statement.
(d) Filed on February 25, 1997, as an Exhibit to Post-Effective Amendment No. 11 to the Registration Statement.
(e) Reference is made to Article III (Sections 3 and 4), Article V, Article VI (Sections 2, 3, 5 and 6, Article VII, Article VIII and Article X of the Registrant's Articles of Incorporation as amended and supplemented, filed as Exhibits 1(a), 1(b), 1(c), 1(d), 1(e), 1(f), 1(g), 1(h), 1(i) and 1(j)
      to this Registration Statement, and Article II, Article III (Sections 1, 3, 5, 6 and 17), Article IV (Section I), Article V (Section 7), Article VI, Article XII, Article XIII, and Article XIV of the Registrant's By-Laws filed as Exhibit 2 to the Registration Statement.
(f) Filed on October 18, 1994, as an Exhibit to Post-Effective Amendment No. 8 to the Registration Statement.
(g) Incorporated by reference to Exhibit 18 to Post-Effective Amendment No. 13 to the Registration Statement on Form N-1A under the Securities Act of 1933, as amended, filed on January 25, 1996, relating to shares of Merrill Lynch New York Municipal Bond Fund series of Merrill Lynch Multi-State Municipal Series Trust (File No. (2-99473).
(h) Filed on February 12, 1998, as an Exhibit to Post-Effective Amendment No.12 to the Registration Statement.
(i)   To be filed by amendment.
(j) Included as Exhibit 1 to the Proxy Statement and Prospectus contained in this Registration Statement.

Item 17. Undertakings.

(1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through use of a prospectus which is part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, as amended, the reoffering prospectus will contain information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by other items of the applicable form.

(2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, as amended, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of securities at that time shall be deemed to be the initial bona fide offering of them.

(3) The Registrant undertakes to file, by post-effective amendment, either a copy of the Internal Revenue Service private letter ruling applied for or an opinion of counsel as to certain tax matters, within a reasonable time after receipt of such ruling or opinion.

                                   SIGNATURES

      As required by the Securities Act of 1933, this Registration Statement has been signed on behalf of the Registrant, in the Township of Plainsboro and State of New Jersey, on the 27th day of January, 2000.

                                      MERRILL LYNCH GLOBAL ALLOCATION FUND, INC.
                                            (Registrant)

                                      By /s/ Terry K. Glenn
                                        -------------------------------------
                                            (Terry K. Glenn, President)

     Each person whose signature appears below hereby authorizes Terry K. Glenn, Donald C. Burke and Phillip S. Gillespie or any of them, as attorney-in-fact, to sign on his behalf, individually and in each capacity stated below, any amendments to this Registration Statement (including post-effective amendments) and to file the same, with all exhibits thereto, with the Securities and Exchange Commission.

      As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

        Signatures                         Title                       Date
        ----------                         -----                       ----

   /s/ Terry K. Glenn          President and Director
-----------------------------   (Principal Executive Officer)   January 27, 2000
      (Terry K. Glenn)

   /s/ Donald C. Burke         Vice President and Treasurer
-----------------------------   (Principal Financial            January 27, 2000
      (Donald C. Burke)         and Accounting Officer)

  /s/ Charles C. Reilly        Director                         January 27, 2000
----------------------------
     (Charles C. Reilly)

   /s/ Richard R. West         Director                         January 27, 2000
----------------------------
      (Richard R. West)

    /s/ Arthur Zeikel          Director                         January 27, 2000
----------------------------
       (Arthur Zeikel)

  /s/ Edward D. Zinbarg        Director                         January 27, 2000
----------------------------
     (Edward D. Zinbarg)

                                  EXHIBIT INDEX

Exhibit
Number    Description
------    -----------
14(a) --  Consent of Deloitte & Touche LLP, independent auditors for Registrant

14(b) -- Consent of Deloitte & Touche LLP, independent auditors for Merrill Lynch Asset Builder Program, Inc.

14(c) -- Consent of Deloitte & Touche LLP, independent auditors for Merrill Lynch Asset Growth Fund, Inc.

14(d) -- Consent of Deloitte & Touche LLP, independent auditors for Merrill Lynch Asset Income Fund, Inc.

17(g) --  Forms of Proxy